UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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PDC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PDC ENERGY, INC.

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

(303) 860‑5800

April 8, 2020

Dear Stockholder of PDC Energy, Inc.:

You are cordially invited to attend the 2020 Annual Meeting of PDC Energy, Inc. to be held on May 26, 2020, at 8:00 a.m. Mountain Time, at Lincoln Crossing at 1775 Sherman Street, Denver, Colorado 80203 (the “Annual Meeting”).

The accompanying Notice of Annual Meeting and Proxy Statement provide information concerning the matters to be considered at the Annual Meeting. The Annual Meeting will cover only the business contained in the Proxy Statement.

We hope you will join us at the Annual Meeting. Your vote is extremely important this year regardless of the number of shares you own. We value your opinion and encourage you to participate by voting your proxy card. Whether or not you plan to attend personally, it is important that your shares be represented at the Annual Meeting. You may vote your shares by using the telephone or Internet voting options described in the attached Notice of Annual Meeting and proxy card. If you receive a proxy card by mail, you may cast your vote by completing, signing and returning it promptly. This will ensure that your shares are represented at the Annual Meeting even if you cannot attend in person.

Sincerely,

Barton R. Brookman President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

Tuesday, May 26, 2020

April 8, 2020

To the stockholders of PDC Energy, Inc.:

The 2020 Annual Meeting of PDC Energy, Inc. (the “Company”) will be held on May 26, 2020, at 8:00 a.m. Mountain Time at Lincoln Crossing at 1775 Sherman Street, Denver, Colorado 80203, for the following purposes:

•

To approve a proposal to amend the Company’s Certificate of Incorporation to declassify the Board of Directors (the “Board”) and to provide for the immediate annual election of directors (Proposal No. 1);

•	If Proposal No. 1 to declassify the Board is approved, to elect eight directors nominated by the Board, each for a term of one year (Proposal No. 2);
•	If Proposal No. 1 to declassify the Board is not approved, to elect the two directors nominated by the Board as Class I directors, each for a term of three years (Proposal No. 3);
•	To approve, on an advisory basis, the compensation of the Company’s named executive officers (Proposal No. 4);
•	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal No. 5);
•

To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the maximum number of shares of common stock of the Company that may be issued pursuant to awards under the 2018 Equity Incentive Plan (Proposal No. 6); and

•	To transact any other business that may properly come before the meeting and at any and all adjournments or postponements thereof.

The Board has fixed the close of business on March 31, 2020 as the record date for determining the stockholders having the right to receive notice of, to attend and to vote at the Annual Meeting or any adjournment or postponement thereof. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote is required to constitute a quorum.

We intend to hold our annual meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 situation. As a result, we may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting).  Because there are certain costs associated with holding a virtual-only meeting, we currently plan to address COVID-19 concerns relating to the meeting by having directors and others whose physical presence at the meeting is not essential attend the meeting via teleconference.  In addition, (i) stockholders and others may listen to the meeting in real-time by calling (877) 798-9351 and entering code 2783435992 and (ii) stockholders may submit questions they would like to have answered at the meeting by sending those questions to our Corporate Secretary in advance of the meeting at the address set forth in “Information About Voting and the Meeting—Contact Information”.  We believe that these procedures will reduce risks relating to COVID-19 and provide many of the benefits of a virtual-only meeting while minimizing associated costs.  We will continue to monitor the COVID-19 situation and if changes to our current plan become advisable, we will disclose the updated plan on our proxy website (www.proxyvote.com).  We encourage you to check this website prior to the meeting if you plan to attend.

If you are a record holder of shares, or an owner who owns shares in “street name” and obtains a “legal” proxy from your broker, bank, trustee or nominee, you still may attend the Annual Meeting and vote your shares or revoke your prior voting instructions.

Your vote is especially important to us at this Annual Meeting. Regardless of the number of shares of our common stock that you own, your vote will be very important. Thank you for your continued support, interest and investment in the Company.

By Order of the Board of Directors,

Nicole L. Martinet Senior Vice President, General Counsel and Secretary

PDC ENERGY, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on May 26, 2020 at
8:00 a.m. Mountain Time at
Lincoln Crossing
1775 Sherman Street

Denver, Colorado 80203

The accompanying proxy is being solicited by the Board of Directors (“Board”) of PDC Energy, Inc. (“PDC,” the “Company,” “we,” “us” or “our”) to be voted at the annual meeting of the stockholders of the Company (the “Annual Meeting”) to be held on May 26, 2020, at 8:00 a.m. Mountain Time and at any and all adjournments or postponements of the meeting, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. On or about April 8, 2020, we began mailing proxy materials to stockholders. For information on how to vote your shares, see the instructions included on the proxy card or instruction form described under “Information About Voting and the Meeting” herein.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL MEETING

TO BE HELD ON MAY 26, 2020

The Notice of Annual Meeting, the Proxy Statement for the 2020 Annual Meeting, and the 2019 Annual Report, which includes the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019, are available at www.proxyvote.com.

PDC ENERGY INC. - PROXY STATEMENT

PROXY STATEMENT SUMMARY

This Proxy Statement Summary highlights information contained elsewhere in this document. Please read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

TIME AND DATE	PLACE	RECORD DATE
8:00 a.m. Mountain Time on Tuesday, May 26, 2020	Lincoln Crossing 1775 Sherman Street Denver, Colorado 80203	March 31, 2020

VOTING

Stockholders as of the record date are entitled to vote. To vote via the Internet, by telephone or mail, please refer to the instructions on your proxy card in the postage paid envelope provided.

Voting Matters

BOARD RECOMMENDATION
1

PROPOSAL 1    Amend the Certificate of Incorporation to Declassify the Board and Provide for the Immediate Annual Election of Directors

To approve a proposal to amend the Company’s Certificate of Incorporation to declassify the Board and to provide for the immediate annual election of directors.

FOR

2

PROPOSAL 2    Election of Eight Directors, If Proposal No. 1 is Approved

If Proposal No. 1 to declassify the Board is approved, to elect eight directors nominated by the Board, each for a term of one year.

FOR

3

PROPOSAL 3    Election of Two Class I Directors, If Proposal No. 1 is Not Approved

If Proposal No. 1 to declassify the Board is not approved, to elect the two directors nominated by the Board as Class I directors (David C. Parke and Lynn A. Peterson), each for a term of three years.

FOR

4	PROPOSAL 4 Approve Executive Officer Compensation To approve, on an advisory basis, the compensation of the Company’s named executive officers.	FOR

5

PROPOSAL 5    Ratify the Appointment of PricewaterhouseCoopers LLP

To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

FOR

6

PROPOSAL 6    Approve an Amendment to the 2018 Equity Incentive Plan

To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the maximum number of shares of common stock of the Company that may be issued pursuant to awards under the 2018 Equity Incentive Plan.

FOR

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PROPOSAL NO. 1—AMEND THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD AND PROVIDE FOR THE IMMEDIATE ANNUAL ELECTION OF DIRECTORS

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ON THE PROXY CARD AND VOTING INSTRUCTION FORM “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD AND TO PROVIDE FOR THE IMMEDIATE ANNUAL ELECTION OF DIRECTORS. PROPERLY SUBMITTED PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

After careful consideration, on February 20, 2020, the Board unanimously approved and declared advisable, and resolved to recommend to the Company’s stockholders that they approve an amendment to Article Fifth of the Certificate of Incorporation to provide for the elimination of the classified structure of the Board and for the annual election of directors (the “Declassification Amendment”). Declassifying the Board will allow the Company’s stockholders to vote on the election of the entire Board each year, rather than on a three-year staggered basis as with the current classified board structure. The proposed amendment to the Certificate of Incorporation is attached as Appendix B to this Proxy Statement. A copy of the full Certificate of Incorporation, which incorporates the changes made by the amendment and marks those changes specifically, is provided as Appendix C to this Proxy Statement.

If the Declassification Amendment is approved by the Company’s stockholders, the Certificate of Incorporation will be amended immediately following such approval and during the Annual Meeting to provide for the immediate annual election of all directors and all eight nominees for director will be proposed for election (see Proposal No. 2). If the Company’s stockholders approve the Declassification Amendment, the Board will be declassified during the Annual Meeting and all of the directors will be proposed for re-election at the meeting.  As of the date of distribution of this Proxy Statement, the Company’s directors whose terms do not expire at the Annual Meeting have acknowledged and agreed that if the Declassification Amendment is approved, their terms shall end at the 2021 annual meeting of stockholders and they will no longer be Class II or III Directors, as applicable. If the Company’s stockholders do not approve the Declassification Amendment, the Board will remain classified and the Company’s stockholders will instead be asked to elect only those two Class I directors proposed for election (see Proposal No. 3).

In addition, if the Declassification Amendment is approved, the Board intends to adopt conforming amendments to the Company’s Corporate Governance Guidelines.

Current Classified Board Structure

Under Article Fifth of the Certificate of Incorporation, the Board is currently separated into three classes as nearly equal in number as is reasonably possible. Absent the earlier resignation or removal of a director, each year the stockholders are asked to elect the directors comprising one of the classes for a three-year term. The term of the current Class I directors is set to expire at the Annual Meeting. The term of the Class II directors is set to expire in 2021 and the term of the Class III directors is set to expire in 2022. Under the current classified board structure, stockholders may only elect approximately one-third of the Board each year.

Rationale for Declassification

Although the Board believes that the classified board structure has promoted continuity and stability, encouraged a long-term perspective on the part of directors and was beneficial in the event of an unsolicited takeover attempt, the Board recognizes the sentiment of the Company’s stockholders and institutional

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investor groups in favor of the annual election of all directors. In response to input from the Company’s stockholders, the Board considered the various positions for and against a classified board and recognized that an annual election fosters Board accountability, enables the Company’s stockholders to express a view on each director's performance by means of an annual vote and supports the Company's ongoing efforts to maintain “best practices” in corporate governance. Based on the Company's desire to maintain best practices in corporate governance, as well as input received from the Company’s stockholders, the Company is proposing the immediate elimination of its classified board at the Annual Meeting.

Stockholder Approval Required

The approval of this Proposal No. 1 will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company. In determining whether this Proposal No. 1 has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted and will have the same effect as a vote against the proposal. If a stockholder of the Company returns a validly executed proxy, the shares represented by the proxy will be voted on this Proposal No. 1 in the manner specified by the stockholder. If a stockholder of the Company does not specify the manner in which shares represented by a validly executed proxy are to be voted on this matter, such shares will be voted for this Proposal No. 1.

ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DECLASSIFICATION AMENDMENT.

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PDC ENERGY INC. - PROXY STATEMENT

PROPOSAL NO. 2—ELECTION OF EIGHT DIRECTORS, IF PROPOSAL NO. 1 IS APPROVED

IF PROPOSAL NO. 1 IS APPROVED, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ON THE PROXY CARD AND VOTING INSTRUCTION FORM “FOR” THE ELECTION OF THE EIGHT DIRECTORS NOMINATED BY THE BOARD. PROPERLY SUBMITTED PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

If the Company’s stockholders approve the Declassification Amendment described in Proposal No. 1 at the Annual Meeting, the stockholders will be asked to consider eight nominees for election to the Board. Each nominee would serve for a one-year term until the 2021 annual meeting of the stockholders of the Company. If the Company’s stockholders do not approve Proposal No. 1, the current classified board structure will remain in place and this Proposal No. 2 will not be submitted to a vote of the Company’s stockholders at the Annual Meeting, and instead Proposal No. 3 (Election of two Class I Directors) will be submitted in its place.

ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH AND ALL OF THE BOARD NOMINEES.

The appointed proxies will vote your shares in accordance with your instructions on the proxy card and for the election of all of the Director nominees unless you withhold your authority to vote for one or more of them. The Board does not contemplate that any of the Director nominees will become unavailable for any reason; however, if any Director is unable to stand for election, the Board may reduce the size of the Board or select a substitute. Your proxy cannot otherwise be voted for a person who is not named in this Proxy Statement as a candidate for Director or for a greater number of persons than the number of Director nominees named. The Directors will be elected by an affirmative vote of a plurality of the outstanding common shares. Abstentions and broker non-votes will have no effect on the election of Directors.

BOARD OF DIRECTORS

As of the Annual Meeting, the composition of the Board and the term of each Director is expected to be as follows:

	YEAR THE	EXPIRATION OF
	DIRECTOR JOINED	THE DIRECTOR’S
DIRECTORS	THE BOARD	CURRENT TERM
CLASS I:
David C. Parke	2003	2020
Lynn A. Peterson	2020	2020
Jeffrey C. Swoveland*	1991	2020
CLASS II:
Anthony J. Crisafio	2006	2021
Christina M. Ibrahim	2018	2021
Randy S. Nickerson	2017	2021
CLASS III:
Barton R. Brookman	2015	2022
Mark E. Ellis	2017	2022
Paul J. Korus	2020	2022

*      On February 24, 2020, Mr. Swoveland informed the Company that he will not stand for re-election at the Annual Meeting. Following the Annual Meeting and at the request of the Board, Mr. Swoveland has agreed to serve for a

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limited period of time as a non-voting Director Emeritus of the Company in order to, among other things, assist Mr. Ellis in transitioning the responsibilities of Non-Executive Chairman of the Board.

If Proposal No. 1 is approved at the Annual Meeting, the meeting will recess so that a Certificate of Amendment to amend the Certificate of Incorporation to declassify the Board can be filed with the Secretary of State of the State of Delaware.  When that filing becomes effective, each of Messrs. Brookman, Crisafio,  Ellis, Korus, Nickerson, Parke and Peterson and Ms. Ibrahim will stand for re-election for one-year terms pursuant to Proposal No. 2.

NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND OTHER DIRECTORSHIPS

BARTON R. BROOKMAN DIRECTOR, President and Chief Executive Officer Age: 57 Committees: None

Background

Mr. Brookman, the Company’s President and Chief Executive Officer (“CEO”), was appointed to the Board in January 2015, simultaneously with his appointment as the Company’s CEO. Mr. Brookman joined the Company in July 2005 as Senior Vice President—Exploration and Production; he was appointed to the position of Executive Vice President and Chief Operating Officer in June 2013 and then served as President and Chief Operating Officer from June 2014 through December 2014. Prior to joining PDC, Mr. Brookman worked for Patina Oil and Gas and its predecessor Snyder Oil from 1988 until 2005 in a series of operational and technical positions of increasing responsibility, ending his service at Patina as Vice President of Operations.

Education

B.S. in Petroleum Engineering from the Colorado School of Mines and a M.S. in Finance from the University of Colorado.

Experience

The Board has concluded that in addition to his role as CEO of the Company, Mr. Brookman is qualified to serve as a Director due to, among other things, his many years of oil and gas industry executive management experience, his active involvement in industry groups and his knowledge of current developments and best practices in the industry.

ANTHONY J. CRISAFIO DIRECTOR Age: 67 Committees: Audit (Chair)

Background

Mr. Crisafio, a CPA and a NACD Board Leadership Fellow,  joined the Board in 2006. Mr. Crisafio has served as an independent business consultant for more than 20 years, providing financial and operational advice to businesses in a variety of industries, including the oil and gas industry.  Through his consulting practice, he has served as the part-time contract Chief Financial Officer for a number of companies in the past five years, including Empire Energy, LLC, MDS Associated Companies such as MDS Energy Development and TruFoodMfg. Mr. Crisafio served as Chief Operating Officer, Treasurer and member of the Board of Directors of Cinema World, Inc. from 1989 until 1993. From 1975 until 1989, he was employed by Ernst & Young LLP, last serving as a partner from 1986 to 1989. He was responsible for several SEC registered client engagements and a number of privately held oil and gas engagements, gaining significant experience with the oil and gas industry and mergers and acquisitions.

Education

B.S. from Duquesne University.

Experience

The Board has concluded that Mr. Crisafio is qualified to serve as a Director because, among other things, he is a CPA and brings to the Board more than 30 years of financial accounting business management expertise in the oil and gas and other industries.

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PDC ENERGY INC. - PROXY STATEMENT

MARK E. ELLIS DIRECTOR (Non-Executive Chairman) Age: 63 Committees: None

Background

Mr. Ellis was elected to the Board in 2017 and was appointed Non-Executive Chairman of the Board in February 2020. He served as a director and President and Chief Executive Officer of Linn Energy, Inc., the reorganized successor to Linn Energy, LLC (“LINN”), which filed for bankruptcy in the federal bankruptcy court, Southern District of Texas, in May 2016.  From January 2010 until his retirement from LINN in August 2018, Mr. Ellis was the President and Chief Executive Officer and a director of LINN.  From 2012 until August 2018, Mr. Ellis also served as Chairman of LINN’s board of directors. Prior to joining LINN in 2006, Mr. Ellis served in varying roles of increasing responsibility for Burlington Resources and ConocoPhillips.

Education

B.S. in Petroleum Engineering from Texas A&M University.

Experience

The Board has concluded that Mr. Ellis is qualified to serve as a Director because his service as the chief executive officer and director of another public energy company provides extensive oil and gas industry executive management experience, as well as knowledge of current developments and best practices in the industry.

CHRISTINA M. IBRAHIM DIRECTOR Age: 52 Committees: Nominating and Governance (Chair) Compensation

Background

Ms. Ibrahim joined the Board in January 2018. She currently serves as the Executive Vice President, General Counsel and Chief Compliance Officer of Weatherford International plc (“Weatherford”), a position she has held since May 2015. Weatherford filed for bankruptcy in federal bankruptcy court, Southern District of Texas, in July 2019. Ms. Ibrahim has more than 20 years of experience in the oil and gas services industry. Prior to joining Weatherford in 2015, Ms. Ibrahim held a number of senior leadership positions of increasing responsibility in the legal department of Halliburton Company since January 2010, including, most recently, as Vice President, Chief Commercial Counsel and Corporate Secretary with responsibility for the global procurement, employment and real estate practice groups and oversight of mergers and acquisitions, securities, regulatory and governance practice groups. Ms. Ibrahim also served as General Counsel and Chief Compliance Officer for WellDynamics, a Halliburton joint venture company.

Education

B.S. in Business Management and Finance from Virginia Tech and a J.D. from Texas Southern University.

Experience

The Board has concluded that Ms. Ibrahim is qualified to serve as a Director because, as an attorney, she brings to the Board a strong legal background, executive public company experience and expertise in corporate governance, as well as more than 20 years of leadership experience in the oil and gas services industry.

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PAUL J. KORUS DIRECTOR Age: 63 Committees: Audit Nominating and Governance

Background

Mr. Korus joined the Board in January 2020 in connection with the closing of the merger with SRC Energy Inc. (“SRC”). He was a member of the board of directors of SRC from June 2016 until January 2020.  Mr. Korus was the Senior Vice President and Chief Financial Officer of Cimarex Energy Co. from September 2002 until his retirement in 2015, and held the same positions with its predecessor, Key Production Company, from 1999 through 2002. Mr. Korus has been a director of Antero Resources Corporation since December of 2018, and became chair of its audit committee in January 2019. He is also a member of Antero’s Nominating and Governance Committee. Mr. Korus was a member of the board of directors and audit committee chairman of Antero Midstream Partners LP from January 2019 until its merger with Antero Midstream GP LP in March 2019. His previous experience also includes approximately five years as an oil and gas research analyst at an investment banking firm. He began his oil and gas career in 1982 with Apache Corporation where he held positions in corporate planning, information technology and investor relations. From 2011 to 2019, Mr. Korus served on the UND College of Business and Public Administration Alumni Advisory Council and was its chairperson from 2017 to 2019. Mr. Korus is a former CPA.

Education

B.S. in Economics and M.S. in Accounting from the University of North Dakota.

Experience

The Board has concluded that Mr. Korus is qualified to serve as a Director because of his service as an officer and director of other public energy companies, providing for extensive oil and gas industry executive and board experience.  He also brings strong financial and accounting expertise based on his experience as former Chief Financial Officer of Cimarex Energy Co. Also, as a former Director of SRC, Mr. Korus provides the Company with critical guidance regarding the SRC integration.

RANDY S. NICKERSON DIRECTOR Age: 58 Committees: Compensation Nominating and Governance

Background

Mr. Nickerson joined the Board in March 2017. From December 2015 to March 2017, Mr. Nickerson served as the Executive Vice President, Corporate Strategy of Marathon Petroleum Corporation and as the Executive Vice President and Chief Commercial Officer of the MarkWest assets of MPLX GP LLC. Prior to joining Marathon Petroleum  Corporation, Mr. Nickerson served in various capacities of increasing responsibility for MarkWest Energy Partners, L.P. and its predecessor, including most recently as its Senior Vice President, Corporate Development and Chief Commercial Officer from 2006 until December 2015. Mr. Nickerson has extensive experience in leading the development and operation of midstream infrastructure.

Education

B.S. in Chemical Engineering from Colorado State University.

Experience

The Board has concluded that Mr. Nickerson is qualified to serve as a Director due in part to his over 30 years of experience in oil and gas operations, with a focus on midstream asset development and management, a critical element of the Company’s current strategy.

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PDC ENERGY INC. - PROXY STATEMENT

DAVID C. PARKE DIRECTOR Age: 53 Committees: Audit Compensation (Chair) Nominating and Governance

Background

Mr. Parke, who joined the Board in 2003, has over 30 years of investment banking experience. He has served as a Managing Director of Gordian Investments LLC since October 2014. He has also been a member of the Life Science Advisory Group of IP Group plc since July 2018. From June 2011 until October 2014, he was a Managing Director in the investment banking group of Burrill Securities LLC, an investment banking firm. From 2006 until June 2011, he was a Managing Director of Boenning & Scattergood, Inc., a regional investment bank. Prior to joining Boenning & Scattergood, from October 2003 to November 2006, he was a Director with the investment banking firm Mufson Howe Hunter & Company LLC. From 1992 through 2003, Mr. Parke was Director of Corporate Finance of Investec, Inc. and its predecessor, Pennsylvania Merchant Group Ltd., both investment banking companies. Prior to joining Pennsylvania Merchant Group, Mr. Parke served in the corporate finance departments of Wheat First Butcher & Singer, now part of Wells Fargo, and Legg Mason, Inc., now part of Stifel Nicolaus.

Education

B.S. in Finance from Lehigh University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Experience

The Board has concluded that Mr. Parke is qualified to serve as a Director because, among other things, he has extensive investment banking and strategic advisory experience, including experience in the oil and gas area, allowing him to contribute broad financial and investment banking expertise to the Board and to provide guidance on capital markets and acquisition matters.

LYNN A. PETERSON DIRECTOR Age: 67 Committees: Compensation

Background

Mr. Peterson joined the Board in January 2020 in connection with the closing of the merger with SRC. He was the Chairman of the Board, Chief Executive Officer and President of SRC from May 2015 until January 2020. He was a co-founder of Kodiak Oil & Gas Corporation (“Kodiak”), and served Kodiak as a director (2001-2014) and as its President, Chief Executive Officer (2002-2014) and Chairman of the Board (2011-2014) until its acquisition by Whiting Petroleum Corporation in December 2014. Mr. Peterson served as a director of Whiting Petroleum Corporation from December 2014 to June 2015. Mr. Peterson has been a member of the board of directors of Denbury Resources Inc. since May 2017. Mr. Peterson has over 35 years of industry experience.

Education

B.S. in Accounting from Northern Colorado University.

Experience

The Board has concluded that Mr. Peterson is qualified to serve as a Director because of his extensive oil and gas industry and leadership experience. Mr. Peterson’s prior roles of chief executive officer and service as director of other public energy companies provide valuable understanding of management processes and strategy of oil and gas companies.  Mr. Peterson’s experience as former Chairman of the Board, Chief Executive Officer and President of SRC allows him to provide the Company with critical guidance regarding the SRC integration.

The eight Director nominees or Class I Directors, as applicable, will be elected by an affirmative vote of a plurality of the outstanding common shares. Broker non‑votes will have no effect on the election of Directors.

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PDC ENERGY INC. - PROXY STATEMENT

STANDING COMMITTEES OF THE BOARD

BOARD MEETINGS AND ATTENDANCE

The Board has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. The Midstream Committee was dissolved on May 29, 2019. Actions taken by these committees are reported to the Board at its next meeting. During 2019, each Director attended at least 75% of all meetings of the Board and committees of which he or she was a member. As specified in the Corporate Governance Guidelines, Directors are strongly encouraged, but not required, to attend the Annual Meeting. All of the Directors attended the 2019 annual meeting of stockholders held on May 29, 2019.

The non‑employee Directors (“Non-Employee Directors”) generally meet in “executive session” in connection with each regularly scheduled Board meeting—i.e., without Mr. Brookman, the Company’s President and CEO, or other members of management present. The Chairman of the Board chairs these sessions; however, the other Non‑Employee Directors may, in the event of his absence, select another Director to preside over the executive session.

The following table identifies the members of each committee of the Board and the chair of each committee, and the number of meetings held in 2019.

2019 BOARD AND COMMITTEE MEMBERSHIPS

DIRECTORS	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee	Midstream Committee(1)
Barton R. Brookman
Anthony J. Crisafio
Mark E. Ellis(2)
Christina M. Ibrahim			(3)	(4)
Larry F. Mazza(5)
Randy S. Nickerson			(6)	(7)
David C. Parke
Jeffrey C. Swoveland(8)
Number of Meetings Held	13	14(9)	7	5	3

= Chairperson        Member       Chairman of the Board

(1)	The Midstream Committee was dissolved on May 29, 2019 following the completion of the sale of our Delaware Basin midstream assets (the “Delaware midstream divestitures”).
(2)	Mr. Ellis was appointed Non-Executive Chairman of the Board on February 20, 2020.
(3)	Ms. Ibrahim became a member of the Compensation Committee on August 17, 2019.
(4)	Ms. Ibrahim replaced Mr. Nickerson as Chairperson of the Nominating and Governance Committee on May 29, 2019.
(5)	Mr. Mazza resigned from the Board on August 16, 2019.
(6)	Mr. Nickerson became a member of the Compensation Committee on August 17, 2019.

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(7)	Mr. Nickerson served as Chairperson of the Nominating and Governance Committee until May 29, 2019. He continued to serve on the Nominating and Governance Committee after stepping down as Chairperson.
(8)

Mr. Swoveland stepped down as Non-Executive Chairman of the Board on February 20, 2020. On February 24, 2020, Mr. Swoveland informed the Company that he does not intend to stand for re-election at the Annual Meeting. Following the Annual Meeting and at the request of the Board, Mr. Swoveland has agreed to serve for a period of time as a non-voting Director Emeritus of the Company in order to, among other things, assist in transitioning the responsibilities of Non-Executive Chairman of the Board.

(9)

Mr. Crisafio served as the sole member of a sub-committee of the Audit Committee (the “Audit Sub-Committee”), which did not meet in 2019. The Audit Sub-Committee was dissolved in December 2019 in connection with the settlement of certain lawsuits pertaining to partnerships affiliated with the Company.

AUDIT COMMITTEE

The Audit Committee is composed entirely of persons whom the Board has determined to be independent under NASDAQ Listing Rule 5605(a)(2), Section 301 of the Sarbanes‑Oxley Act of 2002, Section 10A(m)(3) of the Exchange Act and the relevant provisions of the Audit Committee Charter. The Board has adopted the Audit Committee Charter, which was most recently amended and restated on February 20, 2020 and is posted on the Company’s website at www.pdce.com under “Corporate Governance.” The Board has determined that all members of the Audit Committee qualify as “financial experts” as defined by SEC regulations.

NOMINATING AND GOVERNANCE COMMITTEE

The Board has determined that all members of the Nominating and Governance Committee (the “N&G Committee”) are independent of the Company under NASDAQ Listing Rule 5605(a)(2). The Board has adopted a N&G Committee Charter, which was most recently amended and restated on September 20, 2019 and is posted on the Company’s website at www.pdce.com under “Corporate Governance.”

COMPENSATION COMMITTEE

The Board has determined that all members of the Compensation Committee are independent of the Company under NASDAQ Listing Rules 5605(a)(2) and 5605(d)(2). The Board has adopted a Compensation Committee Charter, which was most recently amended and restated on September 20, 2019 and is posted on the Company’s website at www.pdce.com under “Corporate Governance.”

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Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an officer of the Company, nor did any of them have any relationships requiring disclosure by the Company under Item 404 of Regulation S‑K in 2019. During 2019, none of our executive officers served as a  director or member of the Compensation Committee (or other committee serving an equivalent function) or any other entity whose executive officers served on our Compensation Committee or the Board.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE

Responsibilities:

⦁  Monitors the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

⦁  Monitors the independence of the independent registered public accounting firm; and

⦁  Provides an avenue for communications among the independent registered public accounting firm, management and the Board.

Responsibilities:

⦁  Oversees the development of a compensation strategy for the Company’s Named Executive Officers;

⦁  Evaluates the performance of and establishes the compensation of the CEO;

⦁  Reviews and approves the elements of compensation for other senior executive officers of the Company;

⦁  Negotiates and approves the terms of employment and severance agreements with executive officers of the Company and approves all Company severance and change of control plans;

⦁  Reviews the Non-Employee Directors’ compensation and recommends to the Board any changes in such compensation;

⦁  Reviews and approves performance criteria and results for bonus and performance-based equity awards for senior executive officers and approves awards to those officers;

⦁  Recommends to the Board equity-based incentive plans necessary to implement the Company’s compensation strategy, approves equity grants under the plans and administers all equity-based incentive programs of the Company, which may include specific delegation to management to grant awards to non-executive officers; and

⦁  Reviews and approves Company contributions to Company sponsored retirement plans.

Responsibilities:

⦁  Assists the Board by identifying and recruiting individuals qualified to become Board members and recommending nominees for election at the next annual meeting of stockholders or to fill any vacancies;

⦁  Recommends to the Board and oversees development of corporate governance and ethics policies applicable to the Company;

⦁  Leads the Board in its annual self-assessment of the Board’s and its committees’ performance and the Directors’ contributions; and

⦁  Assists the Board in creating and maintaining an appropriate committee structure, and recommends to the Board the nominees for membership on, and Chair of, each committee, as well as the Non-Executive Chair position.

BOARD LEADERSHIP STRUCTURE

Although the Board has no specific policy with respect to the separation of the offices of Chairman and CEO, the Board believes that our current leadership structure, under which Mr. Brookman serves as President and CEO and Mr. Swoveland through February 2020, and Mr. Ellis thereafter, serves as Non‑Executive Chairman of the Board, is the appropriate structure for our Board at this time. Since June 2011, the roles of Chairman and CEO have been held by separate individuals. We currently believe that it continues to be beneficial to have an independent, separate Chairman who has the responsibility of leading the Board, allowing the CEO to focus on leading the Company. We believe our CEO and Chairman have an excellent working relationship, which, given the separation of their positions, provides strong Board leadership while positioning our CEO as

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the leader of the Company in front of our employees and stockholders. The Board evaluates this divided structure at least annually.

DIRECTOR COMPENSATION

We compensate Directors with a combination of cash and equity‑based incentives to attract and retain qualified candidates to serve on our Board and to align Directors’ interests with those of our stockholders. In determining how to compensate our Directors, we consider the significant amount of time they spend fulfilling their duties, as well as the competitive market for skilled directors. Cash payments are paid quarterly and are pro-rated for partial years of service in a role. No compensation is paid to our CEO for his service on the Board.

Compensation for our Non‑Employee Directors is reviewed annually by the Compensation Committee and is approved by the Board. The Compensation Committee uses its independent compensation consultant to conduct this annual review, which includes board and committee retainers, meeting fees and equity-based awards using the same peer group used to determine executive compensation. See “Compensation Policies and Practices” and “Role of Independent Compensation Consultant” in the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review for 2019, the Compensation Committee recommended maintaining the same compensation amounts and structure as 2018 as set forth below.  Furthermore, the Compensation Committee has recommended the same compensation amounts and structure for 2020, with the exception of the Nominating and Governance Chair which it has recommended be increased to $15,000 given the increased focus on corporate governance by investors generally and the resulting increased time commitment by the Nominating and Governance Chair.

CASH COMPENSATION

Annual Board and Committee Retainers

Each Non‑Employee Director receives an annual cash retainer of $100,000 for service on the Board, which covers attendance at all Board and committee meetings. In addition, the following Non-Employee Directors receive an additional cash retainer to compensate them for the extra responsibilities associated with their roles:

Additional
Retainer
Non-Executive Chairman	$100,000
Audit Committee Member	10,000
Audit Sub-Committee Member(1)	5,000

(1) The Audit Sub-Committee was dissolved in December 2019 in connection with the settlement of the partnership lawsuits.

Annual Committee Chair Retainers

The chair of each committee receives an additional annual retainer for his or her services as chair. The following table shows the chair retainers:

Committee
Chair
COMMITTEE	Retainer
Audit	$20,000
Compensation	15,000
Nominating and Governance	10,000

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EQUITY COMPENSATION

On February 20, 2019, Mr. Swoveland, the Non‑Executive Chairman at that time, was granted an award with an intended value of $175,000 in restricted stock units (“RSUs”) and the remaining Non‑Employee Directors each received an award with an intended value of $140,000 in RSUs for their service on the Board. The RSUs were granted under our 2018 Equity Incentive Plan. The actual number of RSUs granted was determined based on the five‑day average closing stock price ending the day prior to the date of grant. The RSUs vest on the one-year anniversary of the grant date (subject to continued provision of service on the Board from the grant date through such date).

DEFERRED COMPENSATION

Prior to 2018, each Non-Employee Director had the option to defer all or a portion of his or her annual cash compensation and all or a portion of his or her eligible RSUs pursuant to the Non-Employee Director Deferred Compensation Plan (the “Deferred Comp Plan”). Effective December 31, 2017, the Compensation Committee amended the Deferred Comp Plan to prohibit future deferral elections of cash and/or RSUs into the plan, and no further amounts have been contributed to the Deferred Comp Plan. All compensation that was previously deferred pursuant to the Deferred Comp Plan will continue to be credited with hypothetical earnings and losses as if invested in common stock of the Company until such amounts are distributed. As of December 31, 2019, three Directors have balances resulting from prior deferrals of cash director fees and/or equity compensation.

Compensation paid to the Non‑Employee Directors for 2019 was as follows:

2019 DIRECTOR COMPENSATION

	Fees
	Earned
	or Paid	Stock
	in Cash(1)	Awards(2)(3)	Total
DIRECTORS	($)	($)	($)
Anthony J. Crisafio	$135,000	$151,151	$286,151
Mark E. Ellis	100,000	151,151	251,151
Christina M. Ibrahim	105,879	151,151	257,030
Larry F. Mazza(4)	75,000	151,151	226,151
Randy S. Nickerson	110,000	151,151	261,151
David C. Parke	125,000	151,151	276,151
Jeffrey C. Swoveland(5)	210,000	188,919	398,919
(1)	Includes annual Board retainer, committee and committee chair retainers and the retainer for the Non‑Executive Chairman of the Board.
(2)

Represents RSUs issued to our Non-Employee Directors. The RSU amounts reported in this table reflect the grant date fair value of the RSUs computed in accordance with FASB ASC Topic 718 based solely on the stock price on the date of grant. Such amounts differ slightly from the intended award amount described above.

(3)

At December 31, 2019, the aggregate number of unvested RSUs outstanding for each Non-Employee Director were as follows: Mr. Crisafio – 6,299; Mr. Ellis – 6,067; Ms. Ibrahim – 5,682; Mr. Nickerson – 6,490; Mr. Parke – 6,299; Mr. Swoveland – 7,873.

(4)	Mr. Mazza resigned from the Board effective August 16, 2019. In connection with his resignation, the Board approved accelerated vesting of Mr. Mazza’s unvested RSUs as of the date of his resignation.
(5)	Compensation includes cash and stock awards for service as Non‑Executive Chairman during 2019.

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DIRECTOR STOCK OWNERSHIP REQUIREMENTS AND PROHIBITION ON CERTAIN TRANSACTIONS

Each Non‑Employee Director is expected to hold shares of Company stock in an amount equal to at least five times his or her annual cash retainer ($500,000). Compliance with ownership requirements is reviewed annually. Qualifying stock holdings include directly‑owned shares and unvested RSUs, as well as stock equivalents held in the Deferred Comp Plan. Directors are expected to comply with the ownership guidelines within five years of their election to the Board. As of December 31, 2019, all of the Directors met or exceeded the ownership expectations under the guidelines, with the exception of Messrs. Nickerson and Ellis, both of whom were appointed to the Board in 2017 and are still within their compliance grace period, and Ms. Ibrahim, whose Board service commenced on January 1, 2018 and is also within her compliance grace period. The Stock Ownership Guidelines can be reviewed on the Company’s website at www.pdce.com under “Corporate Governance.”

The Company’s Insider Trading Policy expressly prohibits Directors from short‑term trading (purchasing and selling Company securities within a six‑month period), short sales of Company securities, hedging or monetization transactions through financial instruments (such as prepaid variable forwards, equity swaps, collars and/or exchange funds), holding securities in margin accounts or pledging securities as collateral for loans, or engaging in other transactions that are intended to hedge against the economic risk of owning Company stock.

DIRECTOR QUALIFICATIONS AND SELECTION

The Board has adopted Director Nomination Procedures that describe the process the N&G Committee will use to evaluate nominees for election to the Board. The Director Nomination Procedures can be viewed on the Company’s website at www.pdce.com under “Corporate Governance.” The N&G Committee evaluates each candidate based on his or her level and diversity of experience and knowledge (industry‑specific and general), skills, education, reputation, integrity, professional stature and other factors that may be relevant depending on the particular candidate.

Additional factors considered by the N&G Committee include the size and composition of the Board at the time, and the benefit to the Company of a broad mixture of skills, experience and perspectives on the Board. The Director nomination process also includes consideration of the diversity provided by each candidate, and diversity is considered as part of the overall assessment of the Board’s functioning and needs. The N&G Committee also considers tenure and prioritizes continuous Board refreshment initiatives in the Director nomination process. One or more of these factors may be given more weight in a particular case at a particular time, although no single factor is viewed as determinative. The N&G Committee has not specified any minimum qualifications that it believes must be met by any particular nominee.

The N&G Committee identifies Director candidates primarily through recommendations made by the Non‑Employee Directors. These recommendations are developed based on the Non‑Employee Directors’ knowledge and experience in a variety of fields and on research conducted by the Company at the N&G Committee’s direction. The N&G Committee also considers recommendations made by Directors, employees, stockholders and others, including search firms. All recommendations, regardless of the source, are evaluated on the same basis against the criteria contained in the Director Nomination Procedures. The N&G Committee has the authority to engage consultants to help identify or evaluate potential Director nominees, but did not do so in 2019.

STOCKHOLDER RECOMMENDATIONS

The N&G Committee will consider Director candidates recommended by stockholders of the Company on the same basis as those recommended by other sources. Any stockholder who wishes to recommend a prospective Director nominee should notify the N&G Committee by writing to the N&G Committee at the

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Company’s headquarters or by email to board@pdce.com. All recommendations will be reviewed by the N&G Committee. A submission recommending a nominee should include:

•	Sufficient biographical information to allow the N&G Committee to evaluate the potential nominee in light of the Director Nomination Procedures;
•	An indication as to whether the proposed nominee will meet the requirements for independence under NASDAQ and SEC guidelines;
•	Information concerning any relationships between the potential nominee and the stockholder recommending the potential nominee; and
•	An indication of the willingness of the proposed nominee to serve if nominated and elected.

STOCKHOLDER NOMINATIONS

Stockholders may nominate candidates for election to the Board. The Company’s Bylaws require that stockholders who wish to submit nominations for election to the Board at a meeting of stockholders follow certain procedures. See “Stockholder Nominations and Proposals—Advance Notice Procedures under the Company’s Bylaws” for a description of these procedures.

CORPORATE GOVERNANCE

GOVERNANCE HIGHLIGHTS

We believe that the Board has implemented a sound structure for the governance of the Company, including as a result of the following:

•

Responsiveness to Stockholder Feedback:  In 2019 and early 2020, we conducted a comprehensive engagement with our stockholders in order to better understand their views on compensation and corporate governance. In response to stockholder feedback, the Board made material changes to its executive compensation plan and has proposed additional best-practice changes to its corporate governance structure, including a proposal to declassify its Board at the Annual Meeting.

•

Independent Board Leadership:  Recently-appointed independent Chairman Mark E. Ellis has decades of executive experience in the oil and gas industry and provides strong leadership and oversight of management.

•

Majority Independent Directors: Eight of our nine Directors are independent, and only independent Directors serve on our Board committees. The Company expects to have eight total Directors following the Annual Meeting, seven of whom are independent.

•	Continuous Board Refreshment: Over half of the Company’s Directors have been added to the Board within the past five years, including two in 2020, demonstrating commitment to continued refreshment.
•	Strong Independent Oversight: The majority of the Company’s Directors have significant operating and other relevant experience in the oil and gas industry.
•	Share Ownership Requirement: Directors are required to hold a minimum number of shares of our common stock with a transition period for new directors.
•	Majority Voting Policy: Except in the case of a contested election, any director who receives more “withhold” votes than votes in favor must tender his or her resignation.

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•

Stockholder-called Special Meetings and Action by Consent:  Stockholders that have ten percent combined voting power have the right to call special stockholders’ meetings and stockholders can act by written consent.

•	No Poison Pill: We do not have a poison pill.
•	One Vote per Share: The Company does not have any super-voting shares.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines that govern the structure and function of the Board and establish the Board’s policies on a number of corporate governance issues. Among other matters, the Corporate Governance Guidelines address:

•	Director selection, qualification and responsibilities;
•	The holding and frequency of executive sessions of independent directors, Board self‑evaluation and senior executive performance reviews;
•	Board committee structure and function;
•	Succession planning; and
•	Governance matters, standard of business conduct and Board committee responsibilities.

The Corporate Governance Guidelines were most recently amended on September 20, 2019 and can be viewed on the Company’s website at www.pdce.com under “Corporate Governance.”

UNCONTESTED ELECTIONS POLICY

The Corporate Governance Guidelines include an Uncontested Elections Policy (the “Policy”). Under the Policy, any nominee for Director in an uncontested election who receives a greater number of “withhold” votes than “for” votes will submit to the Board a letter of resignation for consideration by the N&G Committee. The N&G Committee will promptly consider the tendered resignation and will recommend to the Board whether or not to accept the tendered resignation or to take other action, such as rejecting the tendered resignation and addressing the apparent underlying causes of the “withhold” votes in a different way.

In making this recommendation, the N&G Committee will consider all factors deemed relevant by its members. These factors may include the underlying reasons for stockholders’ withholding of votes from such Director nominee (if ascertainable), the length of service and qualifications of the Director whose resignation has been tendered, the Director’s contributions to the Company, whether the Company will remain in compliance with applicable laws, rules, regulations and governing documents if it accepts the resignation and, generally, whether or not accepting the resignation is in the best interests of the Company and its stockholders. In considering the N&G Committee’s recommendation, the Board will take into account the factors considered by the N&G Committee and such additional information and factors as the Board believes to be relevant.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all Directors, officers, employees, agents, consultants and representatives of the Company and is reviewed at least annually by the N&G Committee. The Company’s principal executive officer, principal financial officer and principal accounting officer are subject to additional specific provisions under the Code of Conduct. The Code of Conduct was most recently updated on September 20, 2019 and can be viewed on the Company’s website at www.pdce.com under “Corporate Governance.” In the event the Board approves an amendment to

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or a waiver of any provisions of the Code of Conduct, the Company will disclose the information on its website.

FAMILY RELATIONSHIPS AND OTHER ARRANGEMENTS

There is no family relationship among any Directors or executive officers of the Company. There are no arrangements or understandings among any Directors or officers and any other person pursuant to which the person was selected as an officer or Director of the Company, except with respect to Paul J. Korus and Lynn A. Peterson who were appointed to the Board following the closing of the merger with SRC in January 2020 pursuant to the related merger agreement.

DIRECTOR INDEPENDENCE

In affirmatively determining whether a Director is “independent,” the Board analyzes and reviews NASDAQ listing standards, which set forth certain circumstances under which a director may not be considered independent. Mr. Brookman, the President and CEO of the Company, is not independent under such standards. Audit Committee and Compensation Committee members are subject to additional, more stringent independence requirements.

The Board has reviewed the business and charitable relationships between the Company and each Non‑Employee Director to determine compliance with the NASDAQ listing standards and to evaluate whether there are any other facts or circumstances that might impair a Non‑Employee Director’s independence. The Board has affirmatively determined that each of the Non‑Employee Directors was independent under NASDAQ Listing Rule 5605, the Exchange Act, and our Board committee charter requirements at all times while serving as a Non‑Employee Director.

THE BOARD’S ROLE IN RISK MANAGEMENT

In the normal course of its business, the Company is exposed to a variety of risks. The Company operates an enterprise risk management program which is designed to strengthen the consistency of risk consideration in making business decisions. The Board understands that it is not possible or desirable to eliminate all risk and that appropriate risk‑taking is essential in order to achieve the Company’s objectives.

The Board is responsible for general oversight of the risks of the Company, including overseeing risks related to the Company’s key strategic goals. While the entire Board is responsible for Company‑wide risk oversight, individual committees also have roles in risk review. The Audit Committee is the primary committee overseeing the risk management process and specifically reviews risks and related controls in areas that it considers fundamental to the integrity and reliability of the Company’s financial statements. The Compensation Committee considers the structure and size of the Company’s compensation plans to ensure the incentives therein are appropriately aligned with the Company’s risk management strategy, as described in this Proxy Statement. The Company believes the Board leadership structure supports its risk oversight function. Among other things, there is open and continuous communication between the Company’s management and the Directors.

TRANSACTIONS WITH RELATED PARTIES

During 2019, there was no transaction or series of transactions, nor is there any currently proposed transaction, involving an amount exceeding $120,000 in which the Company is or was a participant and in which any Director, executive officer, known holder of more than five percent of the Company’s voting securities, or any member of the immediate family of any of the foregoing persons, had or has a direct or indirect material interest for which disclosure is required under Item 404 of Regulation S‑K.

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POLICIES AND PROCEDURES WITH RESPECT TO TRANSACTIONS WITH RELATED PARTIES

The Board has adopted a written policy for the review, approval and ratification of transactions that involve related parties and potential conflicts of interest. The related‑party transaction policy applies to each Director and executive officer of the Company, any nominee for election as a Director, any security holder who is known to own more than five percent of the Company’s voting securities, any immediate family member of any of the foregoing persons and any corporation, firm or association in which one or more of the Company’s Directors or executive officers have a substantial interest.

Under our related‑party transaction policy, a related‑party transaction is a transaction or arrangement involving a related party in which the Company is a participant or that would require disclosure in the Company’s filings with the SEC as a transaction with a related party. The related party must disclose to the Audit Committee any potential related‑party transactions and must disclose all material facts with respect to such transaction and relationship. All related‑party transactions so disclosed will be reviewed by the Audit Committee. In determining whether to approve or ratify a transaction, the Audit Committee will consider the relevant facts and circumstances of the transaction, which may include factors such as the relationship of the related party to the Company, the materiality or significance of the transaction to the Company and the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company from an unrelated party and the impact of the transaction on the Company’s business and operations.

OTHER CORPORATE GOVERNANCE DOCUMENTS

The Company’s website includes the following governance documents:

• Director Nomination Procedures	• Nominating and Governance Committee Charter
• Stock Ownership Guidelines	• Compensation Committee Charter
• Insider Trading Policy	• Code of Business Conduct and Ethics
• Shareholder Communication Policy	• Corporate Governance Guidelines
• Audit Committee Charter

COMMUNICATION WITH DIRECTORS BY STOCKHOLDERS

Stockholders may communicate with the Board or a committee of the Board by writing to the attention of the Board or committee at the Company’s corporate headquarters or by emailing the Board at board@pdce.com with “Board Communication” or the appropriate Board committee indicated in the subject line.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of the Company’s SEC filings are available at http://www.sec.gov and through a link from the Company’s website at www.pdce.com.  The Company’s website materials are not incorporated by reference into this Proxy Statement.

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PROPOSAL NO. 3—ELECT TWO CLASS I
DIRECTORS, IF PROPOSAL NO. 1 IS NOT APPROVED

IF PROPOSAL NO. 1 IS NOT APPROVED, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ON THE PROXY CARD AND VOTING INSTRUCTION FORM “FOR” THE ELECTION OF EACH OF LYNN A. PETERSON AND DAVID C. PARKE AS CLASS I DIRECTORS. PROPERLY SUBMITTED PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

The Company’s stockholders will be asked to vote on this Proposal No. 3 solely in the event that at the Annual Meeting the Company’s stockholders do not approve the Declassification Amendment described in Proposal No. 1. If the Company’s stockholders approve the Declassification Amendment, then the Company will amend its Certificate of Incorporation to eliminate its classified Board by filing the applicable Certificate of Amendment with the Secretary of State of the State of Delaware during the Annual Meeting as described above, and the stockholders will proceed to vote on Proposal No. 2 and not this Proposal No. 3. If, however, the Company’s stockholders do not approve the Declassification Amendment, a vote will be taken on this Proposal No. 3.

If the stockholders do not approve the Declassification Amendment described in Proposal No. 1, Lynn A. Peterson and David C. Parke are nominated for election to serve a three-year term each as a Class I director subject to re-election at the 2023 annual meeting.

ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TWO NOMINEES TO SERVE AS CLASS I DIRECTORS.

The appointed proxies will vote your shares in accordance with your instructions on the proxy card and for the election of the two nominees to serve as Class I Directors unless you withhold your authority to vote for one or more of them. The Board does not contemplate that either of the Class I Director nominees will become unavailable for any reason; however, if either of the Class I Director nominees is unable to stand for election, the Board may reduce the size of the Board or select a substitute. Your proxy cannot otherwise be voted for a person who is not named in this Proxy Statement as a candidate to serve as a Class I Director or for a greater number of persons than the number of Class I Director nominees named if a vote is taken on this Proposal No. 3. The Class I Directors will be elected by an affirmative vote of a plurality of the outstanding common shares. Abstentions and broker non-votes will have no effect on the election of Class I Directors.

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PROPOSAL NO. 4—APPROVE, ON AN ADVISORY BASIS,
THE COMPENSATION OF THE COMPANY’S NAMED
EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION SET FORTH IN THIS PROPOSAL NO. 4. PROPERLY SUBMITTED PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

The stockholders of the Company are entitled to cast a non‑binding advisory vote at the Annual Meeting on the compensation of the Company’s Named Executive Officers. While this vote is non‑binding, the Board and the Compensation Committee value the opinions of our stockholders and take into consideration the outcome of the vote in connection with their ongoing evaluation of the Company’s executive compensation program. The Company has determined to hold this advisory, “say‑on‑pay” vote annually, consistent with the stated preferences of our stockholders and with the results of our 2017 Annual Meeting of Stockholders where the majority of the votes cast were in favor of an annual advisory vote. The next non‑binding advisory vote regarding such frequency will be held at the 2022 Annual Meeting of Stockholders, in accordance with SEC rules.

As described more fully under “Compensation Discussion and Analysis” below, the Company’s executive compensation program is designed to attract, motivate and retain individuals with the skills required to formulate and drive the Company’s strategic direction and achieve the annual and long‑term performance necessary to create stockholder value. The program also seeks to align executive compensation with stockholder value on an annual and long‑term basis through a combination of base pay, annual incentives and long‑term incentives.

The Company’s practice of targeting the median in compensation and placing a significant portion of each Named Executive Officer’s compensation at-risk demonstrates its pay‑for‑performance philosophy. In 2019, 86% of our CEO’s compensation and 79% of our Named Executive Officers’ compensation was made up of “at-risk” components.

Each of the Named Executive Officers has been granted significant equity awards, including awards subject to annual vesting over a three-year period and performance share units subject to a three-year performance period, to provide a stake in the Company’s long‑term success. The Company also has demanding Stock Ownership Guidelines applicable to its Named Executive Officers. The Company believes that this “tone at the top” guides the Company’s other officers and management personnel to obtain and maintain meaningful ownership stakes in the Company.

The Compensation Committee considers the results of the non-binding “say on pay” vote of our stockholders in making prospective compensation decisions. At our 2019 annual meeting of stockholders, approximately 76% of the votes cast approved, on an advisory basis, the compensation of our Named Executive Officers. Based on the 2019 “say-on-pay” results and the discussions we had with approximately 85% of our stockholders as part of the 2019 proxy process and through general discussions with stockholders during the remainder of 2019, the Compensation Committee concluded that we needed to make certain changes to our compensation programs to better align with the expectations of our stockholders. As such, for 2019 we modified our annual incentive program to eliminate the purely discretionary nature of the program in effect for prior years and established an equal-weighting payment structure where 50% of the annual incentive is determined strictly by formula based on quantitative metrics, with the remaining 50% based on qualitative performance metrics. In addition, our 2019 quantitative metrics are designed to more closely align with stockholder values. For 2020, we further modified our compensation programs to (i) increase the portion of our annual incentive program for our NEOs that is determined strictly by formula metrics from 50% to 75%, (ii) adjust our long-term incentive program weighting for our CEO from 50% performance stock units (“PSUs”)

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and 50% time-based RSUs to 60% PSUs and 40% RSUs, and (iii) add an absolute total stockholder return modifier to our 2020 PSU grants for our NEOs. See “2020 Compensation Program Changes.”

In light of the foregoing, the Company believes that the compensation of the Named Executive Officers is appropriate and reasonable, and that its compensation programs and practices are sound and in the best interests of the Company and its stockholders. Stockholders are being asked to vote on the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S‑K, including the “Compensation Discussion and Analysis,” compensation tables and narrative disclosure in this Proxy Statement for the Company’s 2020 Annual Meeting.

This advisory vote will be approved if it receives the affirmative vote of a majority of shares of common stock of the Company present or represented at the Annual Meeting and entitled to vote on this proposal. Abstentions will be counted as votes against this proposal. Broker non‑votes will not affect the outcome of this proposal.

EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

The current executive officers of the Company, their principal occupations for the past five years and additional information is set forth below.

BARTON R. BROOKMAN, 57, joined the Company in 2005 and currently serves as Director, President and CEO. See biographical information concerning Mr. Brookman on page 5.

LANCE A. LAUCK, 57, joined the Company in August 2009 as Senior Vice President Business Development and was named Executive Vice President Corporate Development and Strategy in January 2015. Mr. Lauck has overall responsibility for PDC’s business development, acquisitions and divestitures, strategic planning, corporate risk, reserves and midstream and marketing. Previously, Mr. Lauck served as Vice President—Acquisitions and Business Development for Quantum Resources Management LLC from 2006 to 2009. From 1988 until 2006, Mr. Lauck worked for Anadarko Petroleum Corporation, where he initially held production, reservoir and acquisition engineering positions before being promoted to various management level positions in the areas of acquisitions and business development, ending his service as General Manager, Corporate Development. From 1984 to 1988, Mr. Lauck worked as a production engineer for Tenneco Oil Company. Mr. Lauck graduated from the University of Missouri‑Rolla in 1984 with a Bachelor of Science degree in Petroleum Engineering.

R. SCOTT MEYERS, 45, a CPA, joined the Company in March 2009, and was named Chief Accounting Officer in April 2009 and Chief Financial Officer in January 2018. Prior to joining the Company, Mr. Meyers served as a Senior Manager with Schneider Downs Co., Inc., an accounting firm based in Pittsburgh, Pennsylvania, from 2008 to 2009, and PricewaterhouseCoopers LLP from 2002 to 2008.  Mr. Meyers holds a Bachelor of Science degree in Accounting from Grove City College, Pennsylvania.

SCOTT J. REASONER, 59, joined the Company in April 2008 as Vice President of Western Operations and was named Chief Operating Officer in January 2017. Mr. Reasoner has over 30 years of technical and management experience in the energy industry. Before joining PDC, he served as a Business Unit Manager with Noble Energy Inc. from 2005 to 2008, where he was responsible for the Mid‑Continent team. Prior to his work with Noble Energy, Mr. Reasoner worked for

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Patina Oil and Gas Company as Production Manager and later as Vice President Operations. His earlier experience includes positions with Snyder Oil Corporation and Vessel Oil and Gas Company. Mr. Reasoner graduated from of the Colorado School of Mines with a degree in Petroleum Engineering, has earned an MBA from the University of Colorado, and is a Registered Professional Engineer.

NICOLE L. MARTINET, 43, joined the Company in March 2011 as Associate General Counsel and Vice President, serving in that position for eight years. In January 2019, Ms. Martinet was named General Counsel, Senior Vice President and Corporate Secretary. Prior to joining PDC, she served as an associate in the Corporate Finance and Acquisitions group at Davis Graham & Stubbs LLP in Denver from 2006 to 2011.  Ms. Martinet received her Juris Doctor from the University of Denver, Sturm College of Law, where she graduated in 2005 with Order of St. Ives and served on the Denver University Law Review. Ms. Martinet has over 20 years of professional experience and holds a Bachelor of Science in Economics and French and Francophone Studies from Santa Clara University in California.

JOHN A. DELAWDER, 59, joined the Company in April 2006 as Director of Human Resources and was appointed Senior Vice President Corporate Administration in January 2019. Prior to that he served in a variety of vice president level human resources positions with the Company, beginning in July 2009. Mr. DeLawder has over 35 years of professional experience. Mr. DeLawder earned a Bachelor of Science in Business Administration with an emphasis in Personnel Management from West Virginia University, and his career includes human resources, operations, facilities management and communications experience in the energy, government contracting, high-tech and manufacturing sectors.

Messrs. Brookman and Lauck were executive officers of the Company in September 2013, when each of twelve partnerships for which the Company was the managing general partner filed for bankruptcy in the federal bankruptcy court, Northern District of Texas, Dallas Division. Messrs. Brookman, Lauck and Reasoner were executive officers of the Company in September 2016, when two other partnerships, for which the Company also served as the managing general partner, filed for bankruptcy in the same federal bankruptcy court. With the exception of Ms. Martinet and Mr. DeLawder, each of the above were executive officers of the Company in October 2018, when two additional partnerships, for which the Company also served as managing general partner, filed for bankruptcy in the same federal bankruptcy court. All partnerships for which the Company was the managing general partner have been settled.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of the Company has reviewed and discussed the following Compensation Discussion and Analysis with management and, based on its review and discussions, recommends its inclusion in this Proxy Statement.

David C. Parke, Chair
Christina M. Ibrahim Randy S. Nickerson
Lynn A. Peterson
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

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COMPENSATION DISCUSSION AND ANALYSIS

In establishing the Company’s compensation program, the Compensation Committee (referred to in this section as the “Committee”) continuously considers feedback from the Company’s stockholders and strives to adhere to compensation best practices. As such, this Compensation Discussion and Analysis (“CD&A”) illustrates the evolution of the Company’s compensation program and provides stockholders with an understanding of our compensation philosophy, objectives, policies and practices in place during 2019, as well as the factors considered by the Committee in making compensation decisions. This CD&A focuses on the 2019 compensation of our President and Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”), and our three other most highly compensated executive officers.  The individuals described above are identified by name and title in the chart below and are collectively referred to throughout this Proxy Statement as our “Named Executive Officers,” or “NEOs”:

OFFICER	TITLE
Barton R. Brookman	President and Chief Executive Officer
R. Scott Meyers	Senior Vice President—Chief Financial Officer
Lance A. Lauck	Executive Vice President—Corporate Development and Strategy
Scott J. Reasoner	Senior Vice President—Chief Operating Officer
Nicole L. Martinet	Senior Vice President—General Counsel and Secretary

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EXECUTIVE SUMMARY

Results of 2019 Say-On-Pay Vote and Stockholder Engagement

We held our annual advisory vote on our executive compensation program at the 2019 annual stockholder meeting. PDC has historically received strong stockholder support of its executive compensation programs, averaging 95% approval on its “say-on-pay” votes over the prior three years (2016-2018). In 2019, however, we received only 76% support following a contested director election.  Consequently, we conducted a comprehensive engagement with approximately 85% of our stockholders to understand their views on compensation and to further understand the drivers behind the lower support we received. Outlined in the table below is a summary of what we heard and how we have responded.

What We Heard	How We Responded
Align annual incentive program with financial returns	25% of our 2020 bonus program includes return on capital and cash flow metrics: Cash Return on Capital Invested (CROCI) and Free Cash Flow Margin
Continue the move towards a more formulaic bonus program and less discretion	Increased the weighting of the formulaic quantitative metrics in 2020 to 75% of the program (from 50% in 2019)
Place greater emphasis on performance-based equity in the long-term incentive program	Increased the weighting of the performance-based equity for the CEO in 2020 from 50% of long-term incentives to 60%
Include additional metric(s) in the long-term incentive program with an increased tie to absolute performance	Added an absolute stock performance multiplier and cap in 2020

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The Evolution of Our Compensation Program Design is Responsive to Stockholder Concerns as Well as Market and Business Trends

Based on stockholder feedback and our analysis of market and business trends, we have made a number of changes over the years to ensure our compensation program remains responsive to stockholder concerns and market conditions.  New quantitative compensation metrics for 2020 are highlighted in blue.

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Compensation Best Practices

We believe our executive compensation program is aligned with current governance trends, and contains stockholder‑friendly features as outlined below:

Our Practices (What We Do)	Practices We Have Not Implemented (What We Don’t Do)

✓    Pay for Performance—Our NEOs’ total compensation is heavily weighted toward performance‑based pay. Our annual incentive program is based on performance against key operational and financial metrics. The value delivered by our equity grants is tied to both absolute and relative stockholder return performance.

✓    Executive Ownership Guidelines—We have Stock Ownership Guidelines for our executives and directors that are consistent with what we believe to be corporate governance best practices.

✓    External Benchmarking—We assess competitors’ compensation data based on an appropriate group of peers and other relevant survey data prior to making any compensation decisions.

✓    Double‑Trigger Change‑of‑Control Severance Benefits—In the event of a change of control, our severance plan and our grandfathered employment contract provide for cash severance benefits only if the executive is actually or constructively terminated without cause following the change of control event.

✓    Clawback Policy—We have clawback provisions in place in the event of a restatement of all or a portion of our financial statements due to material noncompliance with financial reporting requirements under securities laws.

✓    Compensation Doesn’t Encourage Excessive Risk—There is an appropriate balance between long‑term and short‑term focus in our compensation programs and the Committee has the ability to apply negative discretion to annual cash incentive payouts to ensure risk mitigation occurs in management decision‑making.

✓    Independent Compensation Consultant—We have engaged an independent executive compensation advisor who reports directly to the Committee.

✓    Independent Compensation Committee—Our Committee is comprised solely of independent directors.

✘    No Golden Parachute Excise Tax Gross‑Ups—We do not provide gross‑up payments to reimburse our executives for any tax obligations that would be incurred upon a change of control of the Company.

✘    No New Employment Contracts and/or Excessive Severance Benefits—We no longer provide employment contracts to new executives (Mr. Lauck is our only remaining executive with a grandfathered contract). Severance benefits under both our severance plan and employment agreements are reasonable as compared to peer companies in our industry, and there are no liberal change of control definitions, excessive severance benefits or similar practices.

✘    No Excessive Perquisites—We provide only modest perquisites that are consistent with peer companies in our industry.

✘    No Repricing—We do not permit repricing of underwater stock options/SARs without stockholder approval.

✘    Prohibited Transactions—Hedging transactions, short selling, short‑term trading, pledging PDC stock, and other transactions that may distract from or conflict with the long‑term business objectives of the Company are strictly prohibited for all officers and directors of the Company under our Insider Trading Policy.

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Business Strategy and 2019 Business Highlights

Business Strategy

Our long-term business strategy focuses on being a responsible and respected provider of energy while generating stockholder value through the exploration and development of crude oil and natural gas properties. We leverage technology and innovation to increase operational efficiencies and prioritize health, safety and the environment. We are focused on the growth of our cash flows, production and reserves, primarily through development of our existing leasehold, but also through acquisition and acreage swap opportunities. Our drilling plan is designed to achieve repeatable results and attractive returns on investment in a range of commodity price environments.

2019 Business Highlights

In 2019, the Company focused on the continued development of its two premier U.S. onshore assets in the core Wattenberg Field and Delaware Basin. In addition to an ongoing focus on improving our capital efficiencies through long-lateral drilling and reduced drilling and completion times, the Company’s strategy centered itself around generating free cash flow to improve its balance sheet and returning capital to stockholders through its share repurchase program. The Company believes its strategic combination with SRC, which was announced in August 2019 and consummated in January 2020, further strengthens its ability to successfully achieve and improve upon these strategic initiatives for years to come. Key highlights and achievements in 2019 are illustrated and further described below:

(1)

FCF = free cash flow, a non-GAAP financial measure, defined as net cash from operating activities, before changes to working capital, less oil and gas capital investments. See Appendix A for reconciliation.

Additional highlights include:

Financial Highlights:

•	Successfully reduced year-over-year LOE and G&A per Boe through an intense focus on cost metrics, including reductions in force;

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•	Maintained a strong financial position with $1.3 billion in liquidity at year-end 2019;
•	Increased the borrowing base under our revolving credit facility to $1.6 billion;
•	Generated approximately $860 million in net cash from operating activities despite a decrease in the weighted-average realized sales price of nearly 25% year-over-year;
o	Increased adjusted cash flow from operating activities, a non-GAAP financial measure, to approximately $825 million. See Appendix A for reconciliation.
•

Upon the closing of the merger between the Company and SRC (the “SRC Merger”) in January 2020, the Company received an increase in its borrowing base under its revolving credit facility to $2.1 billion.

Operational Highlights:

•	Recorded outstanding safety performance while exceeding each of the Company’s 2019 Key Performance Indicators (Total Reportable Incident Rate, Preventable Vehicle Accident Rate and Spill Rate);
•

Successfully met or exceeded the Company’s planned operating budget, including total production of 49.4 MMBoe, nearly 1 MMBoe above the Company’s initial expectations in spite of very elevated Wattenberg line pressures through the third quarter of 2019;

•	Reduced per-well costs in each of the Delaware Basin and Wattenberg Field by 5-10% compared to 2018 levels;
•	Improved average drilling times, as measured from spud to rig-release, in the Delaware Basin by approximately 20% compared to 2018.

Strategic Highlights:

•	Entered into a low premium merger agreement with SRC resulting in post-closing increases to the Company’s credit ratings from both Moody’s and S&P;
o	Evaluation, due diligence, negotiation, successful market roll-out and integration planning throughout the second half of 2019;
•	Successfully executed divestitures of the Company’s Delaware Basin midstream assets for $350 million of cash proceeds;
o	Additionally, entered into favorable long-term oil, natural gas and water commercial service agreements;
•	Authorized and implemented a $525 million share repurchase program with an initial target completion date of December 31, 2021, which is anticipated to be slowed given current market conditions;
•	Successfully settled remaining partnership lawsuits.

2019 Key Changes to Executive Compensation and Corporate Governance:

•	Instituted a formulaic approach to the annual cash incentive program based on 50/50 equal-weighting of quantitative and qualitative performance metrics;
o	Added adjusted cash flow per debt-adjusted share and free cash flow margin as quantitative metrics;
o	Removed adjusted cash flow per share and leverage ratio as quantitative metrics;

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•	Changed long-term incentive program from a single-trigger to double-trigger vesting upon a change in control;
•	Continued board refreshment initiatives;
o	Following the Annual Meeting, five out of seven of the Company’s independent directors will have joined the Company within the last three years;
o	Legacy Board member, Larry Mazza, voluntarily resigned from the Board in August 2019;
o	Added two former SRC board members, Lynn A. Peterson and Paul J. Korus, in conjunction with the SRC Merger closing.

2019 Key Compensation Outcomes

In February 2020, our Compensation Committee evaluated the Company’s 2019 financial, operational and strategic accomplishments in determining the following pay outcomes.  These actions were taken prior to severe crude oil market downturn caused by COVID-19 and the Saudi-Russian oil price war. The Committee is continuing to evaluate these developments and the Company’s 2020 Board and executive compensation outcomes (which will be described in next year’s proxy statement) may be further modified given the current environment.

•	2019 annual cash incentive payout was awarded at 104% of target.
•

2017 long-term performance award ranked at the 58th percentile of peers, which would ordinarily correlate to a 120% payout based on PDC’s relative three year TSR performance.  This award, however, was reduced to 100% of target due to the negative stock price returns over the three year period.  The value realized, based on a 2019 year-end stock price of $26.17, represented 35% of the targeted grant date value.

Pay for Performance

Our executive compensation program is designed to align Company performance with the interests of our stockholders. The majority of our executives’ pay is tied to the short- and long-term performance of the Company and our absolute and relative stock price performance.  The following table illustrates the alignment of pay and performance by comparing our CEO’s targeted compensation opportunity awarded in each of the last three years against the realizable value of those opportunities as of December 31, 2019.

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Methodology
Target Pay	Realizable Pay
• Base salary rate as of year-end • Target annual cash incentive based on salary rate • Intended equity award grant values for grants made in each year

•       Base salary rate for the year

•       Actual annual cash incentive paid for 2017, 2018 and 2019 performance

•       Long-term incentive value of grants made in each year as of Dec 31, 2019 and March 31, 2020 stock price ($26.17 and $6.21, respectively)

✓     SARs: In-the-money value

✓     Restricted Stock:  number of shares granted x Dec 31, 2019 stock price (assumes all shares, vested/unvested, are held through Dec 31, 2019)

✓     Performance Award:  target number of shares x relative TSR ranking factor x Dec 31, 2019 stock price (note:  all performance awards have been reduced to target level based on negative stock price returns)

EXECUTIVE COMPENSATION PHILOSOPHY

The principal tenets of our compensation philosophy are as follows:

•

Our executive compensation programs should be designed to align our executives’ interests with those of our stockholders.    We continue to evolve our executive compensation programs to address stockholder feedback and adopt best practices.  A substantial portion of our NEOs’ compensation is provided in the form of long‑term equity incentives that tie executive pay to stock price performance. In addition, we require each of our NEOs to remain compliant with our Stock Ownership Guidelines.

•

Our executive compensation programs should be competitive with our peers to attract, retain and reward effective leaders.  We evaluate the range of current industry compensation practices to provide external benchmarks that help to guide our executive compensation structure. We determine individual total compensation targets within this framework to provide compensation that correlates with the compensation of the Company’s peers. Generally, we target total compensation around the median level for similar positions at comparable companies, unless specific circumstances warrant otherwise.

•

Our executive compensation programs should be designed to support a performance‑based culture.  The majority of each NEO’s compensation is at-risk and is based on a combination of attainment of short‑term goals in support of our long‑term strategy, long‑term stock performance relative to our peers, and actual total shareholder return. Our programs require a commitment to performance because total compensation is not guaranteed. Therefore, our programs provide above‑target compensation when performance is warranted and below‑target compensation when performance does not meet expectations.

•

Our executive compensation programs should encourage appropriate risk management.  We believe that effective leadership in the oil and gas business requires taking prudent, but not excessive, business risks. To encourage this balance, we have structured our compensation programs to include three‑year vesting schedules on all equity awards, and structured annual cash incentive awards using a payout that is comprised 50% of a formulaic determination based on quantitative short‑term financial and operational objectives and 50% based on a review of qualitative strategic objectives, including those related to health, safety and the environment. We regularly review our compensation programs to ensure that our NEOs are not encouraged to take inappropriate or excessive risks.

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2019 COMPENSATION PROGRAM DESIGN AND DECISIONS

Components and Purpose of Executive Compensation Program

Our executive compensation program is comprised of the following primary compensation elements:

2019 COMPENSATION ELEMENTS	2019 ROLE IN TOTAL COMPENSATION
Base Salary	• Compensates executives for their level of responsibility, skills, capabilities, experience and leadership.
Annual Cash Incentives ✓ Cash Bonus	• Rewards annual performance and aligns participants’ compensation with short‑term financial, operational and strategic objectives specific to each calendar year;
• Motivates participants to meet or exceed internal and external performance expectations; and
• Recognizes individual contributions to the organization’s overall results.
Long‑Term Equity-Based Incentives ✓ 50% Performance Share Units (PSUs) ✓ 50% Restricted Stock Units (RSUs)

•     Rewards long‑term performance directly aligned with stockholders’ interests;

•     Provides a strong performance‑based equity component;

•     Recognizes and rewards share performance relative to industry peers;

•     Aligns compensation with sustained long‑term value creation;

•     Helps executives to acquire a meaningful and sustained ownership stake; and

•     Fosters executive retention by vesting awards over multiple years.

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2019 Compensation Mix

By design, a significant portion of our executive officers’ compensation is performance-based. The following graphic shows the targeted fixed and variable or “at-risk” components of compensation awarded to our NEOs as a percentage of their total direct compensation for 2019.  Eighty-six percent of our CEO’s compensation and 79% of our NEOs’ (excluding our CEO’s) compensation was made up of variable or “at-risk” components.

The charts above are based on 2019 base salaries, target bonus amounts with respect to 2019 annual cash incentive awards and the target values of the 2019 grants of performance-based PSUs and time-based RSUs. The amounts actually realized by our NEOs with respect to these awards will depend on a variety of factors including the level of attainment of the relevant performance goals and the extent of vesting of PSUs and RSUs and the value of our stock when the PSUs and RSUs vest. These charts are not a substitute for the “Summary Compensation Table” below, which includes amounts supplemental to target total direct compensation.

Base Salaries

In determining base salary adjustments for 2019, the Committee considered the market data provided by its independent compensation consultant (see “Role of Independent Compensation Consultant” below), the role of each individual NEO, inflation and the recommendations of the CEO based on individual and Company performance. Based on the foregoing, in February 2019, we approved adjustments in base salary for each of the NEOs, other than Mr. Brookman. The adjustment for Mr. Meyers reflects his recent promotion and the Compensation Committee’s determination to bring his base salary closer to the market median over time, as the number of years in his new role increase. End of year base salaries for our NEOs are as follows:

NAMED EXECUTIVE OFFICER	2018	2019
Barton R. Brookman	$850,000	$850,000
R. Scott Meyers(1)	370,000	425,000
Lance A. Lauck	435,000	455,000
Scott J. Reasoner	425,000	455,000
Nicole L. Martinet(2)	N/A	325,000

(1) Mr. Meyers was promoted to Senior Vice President – CFO effective January 3, 2018. (2) Ms. Martinet was promoted to Senior Vice President – General Counsel and Secretary effective January 1, 2019.

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Annual Incentive Awards

Bonuses under the Company’s 2019 annual incentive program were based 50% on a strict formulaic determination of the level of achievement of quantitative operational and financial metrics established by the Compensation Committee in the first quarter of the year and 50% based on the Compensation Committee’s assessment of the Company’s achievement of qualitative corporate goals. See “2019 Performance Metrics – Quantitative and Qualitative.”

Throughout the year, the Committee reviews the Company’s progress toward meeting the quantitative metrics and qualitative goals for the year. Following the end of the fiscal year, the Committee determines an overall Company performance rating based on the metrics and goals. Individual awards may be adjusted upward or downward at the Committee’s discretion based on individual performance. Such individual adjustments are anticipated to have a maximum range of +/−20%.

Target Bonus Amounts

The Committee sets a target annual cash incentive award for each NEO expressed as a percentage of base salary. Actual awards can range from 0% ‑ 200% of the targets depending on the payout percentage achieved and any individual performance adjustment. In February 2019, based upon its review of peer compensation data, the Committee decided to increase Mr. Brookman’s target annual cash incentive while keeping his annual base salary flat, to increase the portion of his total direct compensation opportunity that is variable and subject to performance. The 2019 target annual cash incentive award levels for each NEO are as follows:

	Target Annual
	Cash Incentive as
	% of Base Salary
NAMED EXECUTIVE OFFICER	2018	2019
Barton R. Brookman	100%	115%
R. Scott Meyers(1)	80%	80%
Lance A. Lauck	90%	90%
Scott J. Reasoner	90%	90%
Nicole L. Martinet(2)	—	70%

(1) Mr. Meyers was promoted to Senior Vice President – CFO effective January 3, 2018. (2) Ms. Martinet was promoted to Senior Vice President – General Counsel and Secretary effective January 1, 2019.

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2019 Performance Metrics – Quantitative and Qualitative

In early 2019, we established specific quantitative targets and weightings for the operational and financial metrics used for the formulaic portion of the annual incentive program based on our 2019 budget and operating plans. These metrics are used to ensure we balance operational objectives with capital discipline. During 2019, we also developed the qualitative corporate goals that we used for the qualitative portion of the annual incentive plan. The quantitative performance metrics and qualitative performance goals used in 2019 were as follows:

2019 CORPORATE METRICS METHODOLOGY

The Committee generally reserves the right to adjust the quantitative metrics for certain adjustments pre-approved by the Committee at the time the 2019 quantitative metrics were established, including but not limited to, unexpected business events such as acquisitions/dispositions, capital markets transactions, legal settlements or similar events, as further described in “2019 Results on Quantitative Metrics” below. We believe that the NEOs are compensated for stock price performance through the Company’s long‑term equity incentive program and not through their annual bonus; however, the Committee may also consider absolute stock price performance in determining the qualitative portion of the annual incentive program for the year.

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2019 Results on Quantitative Metrics

In early 2020, the Committee reviewed the Company’s 2019 performance relative to the quantitative operational and financial metrics described above, and determined that the metrics were achieved at 104% of target, as follows:

2019 QUANTITATIVE CORPORATE METRICS

100% Target

2019 Performance*

Target vs Forecast		Below Target (50% Payout)	Target Range (100% Payout)	Above Target (150% Payout)	Outperform (200% Payout)	2019 Performance*	Weighting	Payout
Financial	Adjusted Cash Flow per Debt-Adjusted Share	$12.45	$13.73	$15.10	$16.52	$13.13	10%	78%
Financial	Free Cash Flow Margin	0.0%	7.3%	14.5%	21.5%	4.6%	10%	81%
Financial	Capital Efficiency	$8.92	$8.05	$7.26	$6.50	$8.07	10%	99%
Operational	Production Volumes (MMBoe)	46.0	48.5	51.0	53.5	49.5	10%	121%
Operational	Loe and G&A per Boe	$6.66	$6.26	$5.86	$5.46	$5.93	10%	142%

104%

Payout

*      Actual performance was modified for certain adjustments approved by the Committee at the time the 2019 quantitative metrics were established, as follows:

•	Adjusted Cash Flow per Debt-Adjusted Share was adjusted to exclude net cash received from our Delaware midstream divestitures, thus increasing debt balance/share count.
•

Free Cash Flow Margin was adjusted by decreasing oil price and revenue to $55/Bbl to promote capital discipline for increased commodity price, offset by positive adjustments for derivative and production taxes impact.

•	Production Volumes were adjusted for the Company’s Delaware Fortuna divestiture in June 2019, as production was included in the Company’s original budget for the full year.
•

LOE and G&A per Boe was adjusted for non-recurring expenses, including SRC Merger costs incurred during 2019, certain non-recurring legal expenses and settlement costs greater than budget, costs associated with our Delaware midstream divestitures and severance costs related to our 2019 reduction in force, offset by insurance proceeds related to the Company’s partnership lawsuit settlements.

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2019 Assessment on Qualitative Metrics

Based on its review and measurement of the following 2019 qualitative goals, the Committee determined that the Company achieved 13 of 14 of the strategic priorities as set forth below, demonstrating significant accomplishments during the year.

(1)	“KPI” means key performance indicators.
(2)	The Cornerstone project is a Company-wide personnel reorganization project.
(3)	The Keystone project is an overhaul of the Company’s internal accounting and land systems to create more automated processes.

Based on the Company’s quantitative and qualitative achievements, the Committee awarded an overall  Payout Percentage under the annual incentive plan of 104% of target.

2019 Bonus Awards

In determining the individual cash incentive awards, the Committee generally felt that management achieved the results as a team and each was instrumental in the overall accomplishments of the Company. Therefore, no individual performance adjustments were made to the awards. Actual cash bonus amounts paid for 2019 performance were as follows:

2019 ANNUAL
NAMED EXECUTIVE OFFICER	BONUS
Barton R. Brookman	$1,017,000
R. Scott Meyers	$354,000
Lance A. Lauck	$426,000
Scott J. Reasoner	$426,000
Nicole L. Martinet	$237,000

Long‑Term Incentive Awards

To align our long‑term incentives with the interests of our stockholders over the long term and with our pay‑for‑performance philosophy, we award equity-based incentives to our NEOs on an annual basis. These

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awards ensure that a meaningful portion of our NEOs’ compensation is at risk based on stock price performance and provides NEOs with significant equity ownership in the Company. In 2019, equity grants were allocated 50% to PSUs and 50% to time-based RSUs.

2019 Award Types and Terms

VEHICLE / PURPOSE	DESIGN FEATURES / TERMS

PSUs

Align compensation with the Company’s TSR relative to a group of peers in the industry.

The value of PSUs is dependent on both absolute stock price performance and relative TSR performance over a three‑year period.

PSUs are denominated in units of Company stock with payout in shares of stock (or cash) based on the Company’s relative TSR over the specified performance period, as ranked among the comparably‑measured TSR of the Company’s peer companies.

For 2019, the peer group selected for measuring relative TSR was the same as the compensation benchmarking peer group. See “Compensation Peer Group.”

The 2019 PSUs measure TSR over the performance period from January 1, 2019 through December 31, 2021, with payouts as follows:

	COMPANY TSR RANKING AMONG PEERS	PAYOUT LEVELS AS % OF AWARD
	90th Percentile	200%
	75th Percentile	150%
	Median	100%
	25th Percentile	50%
	Below 25th Percentile	0%

•     If performance falls between the percentiles, payout levels are interpolated between the next highest and next lowest payout levels;

•     If the Company has a negative TSR for the performance period, the maximum award is 100%, regardless of relative TSR performance; and

•     If the Company has an average annualized TSR of 15% or greater for the 3‑year performance period, the minimum award is 50%, regardless of relative TSR performance.

To provide for a consistent number of peers throughout the performance period, the award agreement defines how a peer that is either acquired, merged, delisted, enters bankruptcy, etc. is treated in determining its TSR performance ranking.

PSUs are forfeited if the NEO voluntarily terminates or is terminated for cause prior to the vesting date. Payout under other termination scenarios is described under “Potential Payments upon Termination or Change of Control—Impact of Termination and Change of Control on Long‑Term Equity-Based Incentive Plans.”

RSUs Align compensation directly with the Company’s stock price, encourages retention and increases stock ownership in the Company

Notional units that entitle the holder to receive an equal number of shares of stock upon vesting. Awards vest annually over three years; and unvested awards are forfeited by the NEO if the NEO voluntarily terminates or is terminated for cause prior to the vesting date. For a description of what happens under other termination scenarios, see “Potential Payments upon Termination or Change of Control—Impact of Termination and Change of Control on Long‑Term Equity-Based Incentive Plans.”

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2019 Long-Term Incentive Awards

We typically determine the dollar value of the long‑term incentive awards we want to deliver to the NEO to place total target compensation at the appropriate level for that position, based on market data, individual performance, and other relevant factors. While we consider long‑term incentives to be primarily forward‑looking, we may consider the Company’s and the NEOs’ performance in the prior year in determining the size of the awards. For 2019, the Committee adjusted long‑term incentive values to further align the value of the long‑term incentives with the market competitive range. The table below shows the grants and corresponding value awarded to each NEO in February 2019.

	Target Value	RSUs	PSUs
NAMED EXECUTIVE OFFICERS	($)	(#)	(#)
Barton R. Brookman	$4,400,000	60,490	60,490
R. Scott Meyers	1,450,000	19,935	19,935
Lance A. Lauck	1,700,000	23,371	23,371
Scott J. Reasoner	1,700,000	23,371	23,371
Nicole L. Martinet	600,000	8,249	8,249

The award values shown above differ from the accounting values reported in the Summary Compensation Table. In determining the number of RSUs and PSUs awarded, we used the five‑day average closing stock price ending the day prior to the date of grant. The accounting value reflected in the Summary Compensation Table and 2019 Grants of Plan‑Based Awards table is based on the grant date fair value of the awards on the date of grant.

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2017-2019 Performance Share Unit (PSU) Payout

In 2017, we granted PSUs covering the three-year period from January 1, 2017 through December 31, 2019. The Company’s relative TSR for the performance period ranked at the 58th percentile of its peers, which would generally correlate to a payout of 120% of target; however the payout was reduced by the terms of the PSU grant agreement to 100% of target due to the negative absolute stock price performance over the three-year measurement period. See the “Option Exercise and Stock Vested” table below for the actual amounts received by each NEO. Due to the decline in stock price over the three-year period, the value earned at vesting was 35% of the original target value (based on a 2019 year-end stock price of $26.17). The chart below shows the members of the peer group used for the 2017 grant, each company’s TSR performance and their relative rankings at the end of the period.

				Preliminary
Company	TSR	Rank	% Rank	Payout %	Adjusted Payout(1)
Diamondback Energy, Inc.	(16%)	1	100%
Energen Corp. (2)	(17%)	2	93%
WPX Energy, Inc.	(19%)	3	86%
Matador Resources Company	(37%)	4	79%
RSP Permian (3)	(43%)	5	72%
Parsley Energy, Inc.	(52%)	6	65%
PDC Energy	(68%)	7	58%	120%	100%
SM Energy Company	(71%)	8	50%
NewField Exploration Co. (4)	(71%)	9	43%
Callon Petroleum	(73%)	10	36%
QEP Resources, Inc.	(79%)	11	29%
Carrizo Oil and Gas, Inc. (5)	(81%)	12	22%
Laredo Petroleum, Inc.	(81%)	13	15%
Oasis Petroleum, Inc.	(82%)	14	8%
Gulfport Energy Corp.	(88%)	15	0%
(1)	If TSR is less than 0%, the maximum payout that can be earned is 100%.
(2)

Energen Corp. was acquired by Diamondback Energy on November 20, 2018. Per the terms of the PSU grant agreement, the Committee used the S&P Oil & Gas Exploration & Production Select Industry Index (“SPSIOP Index”) for purposes of determining Energen’s TSR from and after the date of the transaction through the end of the performance period.

(3)

RSP Permian was acquired by Concho Resources Inc. on July 19, 2018. Per the terms of the PSU grant agreement, the Committee used the SPSIOP Index for purposes of determining RSP Permian’s TSR from and after the date of the transaction through the end of the performance period.

(4)

NewField Exploration Co. was acquired by Encana Corporation on February 13, 2019. Per the terms of the PSU grant agreement, the Committee used the SPSIOP Index for purposes of determining NewField’s TSR from and after the date of the transaction through the end of the performance period.

(5)

Carrizo Oil and Gas, Inc. was acquired by Callon Petroleum Company on December 20, 2019. Per the terms of the PSU grant agreement, the Committee used the SPSIOP Index for purposes of determining Carrizo’s TSR from and after the date of the transaction through the end of the performance period.

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Other Elements of Compensation

In addition to the elements of total target direct compensation described above, our executive compensation program includes other elements of compensation that are designed primarily to attract and retain executives critical to our long-term success and to provide an overall compensation and benefits program that is competitive with other companies in our industry.

Element	Description and Purpose
Health and Welfare Benefits

We provide competitive health and welfare benefits that are intended to be comparable to those provided to employees at other companies in our industry. Our NEOs participate in our health and welfare programs on the same basis as all other employees.

Retirement Benefits (401(k) and Profit Sharing)

We provide retirement benefits that are intended to be comparable to those provided to employees at other companies in our industry. These benefits are intended to provide financial security by allowing employees to save for retirement through the Company’s 401(k) and Profit Sharing Plan. The Company provides a 10% dollar-for-dollar match up to the IRS limit plus a Profit Sharing contribution that can range from 0% - 5% on an annual basis (up to the IRS limit). Our NEOs participate in our 401(k) and Profit Sharing Plan on the same basis as all other employees up to the IRS allowable limit.

For 2019, the 401(k) Match and Profit Sharing Contribution for each NEO is shown in the Summary Compensation Table.
Perquisites

We provide modest perquisites for the convenience of our executives in meeting the demands of their positions, the value of which is generally consistent with those offered by other companies in our industry. These perquisites include a car allowance for business and personal use, athletic/non‑golf club dues, and annual physicals.

For 2019, the value of the perquisites provided to each NEO is outlined in the Summary Compensation Table.
Severance and Change of Control Arrangements

We believe that severance protection plays a valuable role in attracting, motivating and retaining highly talented executives and that having an existing agreement in place is preferable to negotiating an exit package at the time of an NEO’s departure. Severance provisions give us the flexibility to make decisions regarding organizational issues with pre‑established severance terms in place. In the event the Company faces an actual or potential change of control, severance benefits encourage executive officers to remain with the Company even though prospects for continued employment may be uncertain. We believe that the severance amounts that may be paid upon a change of control of the Company help to align the interests of the executive officers with the interests of the Company’s stockholders and strike a proper balance between the hiring, motivating and retention effects described above, and the need to avoid excessive benefits to executives. We consider these protections to be an important part of an executive’s compensation and believe that they are consistent with competitive practices in the oil and gas industry.

For a description of the severance programs and other individual arrangements, see “Potential Payments Upon Termination or Change of Control.”

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2020 Compensation Program Changes

In a continued effort to adhere to compensation best practices, and based on stockholder feedback, the Company made numerous changes to its 2020 compensation program, as summarized below. However, in light of evolving market conditions particularly resulting from commodity price deterioration and the COVID-19 pandemic, the Committee will continue to evaluate the Company’s 2020 compensation program and may make adjustments as deemed necessary.

Base Salary

For 2020, the Committee held NEO salaries flat except for Ms. Martinet whose base salary was increased to reflect her recent promotion and the Committee’s determination to bring her base salary closer to the market median over time, as the number of years in her new role increase.

NAMED EXECUTIVE OFFICER	2019	2020
Barton R. Brookman	$850,000	$850,000
R. Scott Meyers	425,000	425,000
Lance A. Lauck	455,000	455,000
Scott J. Reasoner	455,000	455,000
Nicole Martinet	325,000	400,000

Annual Cash Incentive Program

As shown in the graphic below, for 2020, we have increased the formulaic quantitative portion of our annual cash incentive program from 50% of the annual incentive award to 75%. The remaining 25% will be based on achievement of specified qualitative goals and the Committee’s assessment of performance relative to such goals. In addition, to further align the Company’s quantitative metrics with leading industry practices and to continue our focus on incentivizing value creation, for 2020, the Committee added environmental, health and safety and cash return on capital invested metrics, as illustrated below.

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Long Term Equity-Based Incentive Program

For 2020, the Committee increased the weighting of PSUs for the CEO from 50% to 60%, with long-term equity awards granted in the form of RSUs comprising the remaining 40%. We continued the practice of delivering our long-term equity incentives 50% in PSUs and 50% in RSUs for the other NEOs. In addition, in 2020 the Company adopted an absolute stock price modifier to its PSUs to better align with absolute stockholder performance. In designing the plan, the Committee considered the number of potential outcomes and determined that the formula payout should be adjusted in two cases, as summarized below.

*Absolute Performance Modifier – After reviewing the various potential scenarios possible under this plan, the Committee recommended adjustments in two specific circumstances. Should the Company finish in the top quartile of relative TSR and exceed the 15% annualized TSR threshold, warranting a >250% payout, the actual payment will be capped at 250%. Should the Company finish in the bottom quartile of relative TSR, warranting a 0% payout, but also exceed the 15% annualized TSR threshold, a 50% payout will be made in lieu of the otherwise calculated 0% payout. No changes will be made in any other scenario.

COMPENSATION POLICIES AND PRACTICES

Process for Determining Executive Compensation

Annually, we review and approve our compensation program design, determine target total direct compensation, establish performance metrics under our annual and long-term incentive programs and determine award payouts based on achievement of Company and individual results. These discussions usually span numerous meetings and involve significant deliberation among the Committee, management

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and the Consultant before approval. With respect to equity programs, we also consider the tax and accounting effect of the awards, dilution and stock burn rates (based on total outstanding shares).

In determining target total direct compensation for our NEOs, we consider the following:

•	Our compensation objectives and philosophy;
•	Each NEO’s scope of responsibility, expertise and tenure;
•	The CEO’s assessment of the individual’s performance and recommendation regarding the compensation of the other NEOs; and
•	Market data for target total direct compensation (base salary, bonus targets and long‑term incentives) from the peer group.

Our view is that an executive’s target compensation should reflect the current market value for that position provided the executive has performed well in the prior year. We may adjust the mix of cash and long‑term incentives, but we generally target around the median of the market in total direct compensation taking into account the factors listed above.

Assessing the Effectiveness of Our Compensation Programs

Annually, we review summaries of each NEO’s compensation history, as well as all compensation payable upon each NEO’s termination of employment, including upon a change of control of the Company. We also do a “look‑back” of realized pay relative to our peers and our share price performance to assess whether our programs as designed are truly paying for performance. The Committee uses these tools in addition to feedback from our stockholders, to determine whether changes to our program are needed.

Compensation Peer Group

In September 2018, the Committee approved the composition of the peer group of companies used for determining 2019 compensation. In selecting the peer group, the Committee considered whether changes to the previous year’s peer group are warranted based upon changes in the size, operations and/or capital structure of either the Company and/or the current or potential peer companies, including the following:

•

Size, scope and nature of business operations, ownership structure, prior financial performance and current financial information, including market capitalization, enterprise value, assets, production (amount and commodity mix), revenues, capital expenditures and reserves for each current peer company;

•	Assessment of this same information on potential new peers; and
•	Other factors that may render a current peer company no longer appropriate for inclusion in the peer group (e.g., financial status).

Once identified, the Committee typically utilizes this peer group for the following:

•	Compensation Benchmarking—to determine competitive total target direct compensation including base salaries, bonus targets and equity-based grants;
•	Total Shareholder Return—to measure absolute and relative total shareholder return under the Company’s PSU awards; and
•	Director Compensation—to determine outside directors’ compensation.

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Peer group compensation practices are determined using a combination of compensation data disclosed in the peers’ proxy statements and survey data for the peer group from Meridian Compensation Partners LLC’s “North America Oil and Gas Exploration and Production Survey.” The Company also uses this same survey as well as other industry surveys for determining compensation practices for the broader industry. The table below shows the peer groups for 2018 and 2019.

2018 Peers		2019 Peers(1)

Callon Petroleum Company	Added	Callon Petroleum Company
Carrizo Oil & Gas Inc.	Centennial Resource Dev	Carrizo Oil & Gas Inc.
Diamondback Energy, Inc.	Cimarex Energy Co.	Centennial Resource Dev
Energen Corporation Laredo Petroleum Holdings, Inc. Matador Resources Company	Extraction Oil & Gas, Inc. Jagged Peak Energy, Inc.	Cimarex Energy Co. Extraction Oil & Gas, Inc. Jagged Peak Energy, Inc.
Newfield Exploration Company		Laredo Petroleum Holdings, Inc.
Oasis Petroleum Inc.		Matador Resources Company
Parsley Energy, Inc.		Newfield Exploration Company
QEP Resources, Inc.		Oasis Petroleum Inc.
RSP Permian, Inc.	Removed	Parsley Energy, Inc.
SM Energy Company	Diamondback Energy, Inc. (Large size)	QEP Resources, Inc.
SRC Energy Inc.	Energen Corporation (Acquired)	SM Energy Company
WPX Energy, Inc.	RSP Permian, Inc. (Acquired)	SRC Energy Inc.
WPX Energy, Inc.

(1)	In 2020, the Committee made the following changes to the 2020 peer group in conjunction with its acquisition of SRC:
•	Added: Devon Energy Corporation, Whiting Petroleum Corporation, and Magnolia Oil & Gas Corp.
•	Removed: Carrizo Oil & Gas Inc., Laredo Petroleum Holdings, Inc. and SRC.

Role of Independent Compensation Consultant

The Committee has engaged Meridian Compensation Partners as an independent compensation consultant (the “Consultant”) to help ensure that executive compensation programs are competitive and consistent with the Company’s compensation philosophy and policies. In retaining the Consultant, the Committee considers the following:

•	The Consultant’s reputation supporting compensation committees and familiarity with our executive compensation program design;
•	Experience of the Consultant in the energy exploration and production industry;
•	Range of compensation services offered by the Consultant; and
•	Independence of the Consultant, considering the independence factors outlined by the SEC.

The Committee determines the scope of the Consultant’s engagement, which includes:

•	Providing input into peer group identification and assessment;
•	Providing benchmarking on executive and outside director compensation for the Committee to use in its decision‑making process;

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•

Providing input into plan design discussions, payout alternatives and performance measures for annual and long‑term incentives, individual compensation actions, and other aspects of compensation (e.g., employment agreements and perquisites);

•	Reviewing and providing feedback on the compensation‑related disclosures in our proxy statement; and
•	Informing us about recent trends, best practices, and other developments affecting executive compensation.

The Consultant’s interactions with the Committee and management include the following:

•	The Consultant does not make recommendations on or approve the amount of compensation of any NEO;
•	The Committee may request information or advice directly from the Consultant and may direct the Company to provide information to, or solicit information from, the Consultant;
•	The Consultant regularly interacts with representatives of the Company and periodically with the CEO; and
•	The Consultant attends Committee meetings as requested.

The Committee annually reviews the engagement of the Consultant, and as a part of that process, reviews a summary of all services provided by the Consultant and related costs. Except as set forth above, the Consultant did not perform any material services for the Company. The Consultant did not have any business or personal relationships with Committee members or executive officers of the Company, and did not own any stock of the Company. The Consultant maintains policies and procedures designed to avoid such conflicts of interest. Accordingly, the Committee determined that the Consultant was not subject to any significant conflicts of interest.

Role of Management

Our CEO plays a significant role in determining the compensation levels of our NEOs, which includes:

•	Recommending quantitative and qualitative performance measures under our annual cash incentive program;
•	Assessing the performance of the other NEOs; and
•	Recommending base salaries, annual incentive targets and long‑term incentive awards for the forthcoming year, and annual incentive awards for the prior year.

At the Committee’s request, the CEO and other NEOs may also play a role in determining the following:

•	Quantitative and qualitative performance measures under our annual incentive program;
•	Proposed peer group companies;
•	Design changes to our compensation and benefits programs; and
•	Assessment of the Company’s performance for the year with respect to achievement of performance measures under the annual incentive program.

The Committee determines each element of the CEO’s compensation with input from the Consultant. The Committee also determines each element of compensation for the other NEOs with input from the Consultant and the CEO. The CEO is not present during voting or deliberations concerning his own compensation.

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For part of 2019, management also retained an individual as a consultant in our compensation process who assisted in the coordination and preparation of certain materials for Committee meetings. This individual was retained by and reported to management, whereas the Consultant reports to the Committee.

Other Policies and Considerations

Tax and Accounting Considerations

With respect to compensation paid under the Company’s plans, arrangements and agreements, we consider the impact of the applicable tax laws and accounting rules, including but not limited to Section 409A, Section 280G and Section 4999 of the Code. Currently, none of our severance arrangements or agreements provide for a gross‑up for excise tax under Code Section 280G and Section 4999 and all of our programs are intended to be either exempt from or to comply with Code Section 409A. We note that Section 162(m) of the Code limits the amount of compensation that we may deduct in any year to $1,000,000 per person with respect to our CEO and certain other highly compensated executive officers whose compensation is or has been included in the Company’s proxy statement.  We may be permitted to deduct certain historic items of compensation in excess of the $1,000,000 per person annual limit under certain 162(m) grandfathering rules, although such deductibility is not guaranteed, and the focus of our programs is on driving Company performance, irrespective of whether compensation may be non-deductible because of the application of Code Section 162(m).

Clawback Policy

The NEOs are currently either covered under our clawback policy or, in the case of Mr. Lauck, a clawback provision in his grandfathered employment contract. Currently, the clawback policy and contractual provisions are identical and require the executive to reimburse all or a portion of their annual bonus, as described below, if the Company is required to restate its financial statements due to material noncompliance by the Company with any financial reporting requirement under applicable securities laws. The reimbursements are equal to the difference between the bonus paid to the executive for the affected year(s) and the bonus that would have been paid to the executive had the financial results been properly reported. These clawback requirements are in addition to any clawback requirements contained in applicable statutes or regulations and are subject to revision based on the SEC clawback rules under Section 954 of the Dodd‑Frank Act, when finalized.

Stock Ownership

We have established Stock Ownership Guidelines for NEOs that are reviewed annually when compensation decisions are made. In satisfying the Stock Ownership Guidelines, NEOs are expected to:

•	Comply with the ownership guidelines within five years of becoming an NEO; and
•	Retain the net shares acquired through the vesting of RSUs, the exercise of SARs, and the settlement of PSUs if the NEO has not satisfied the required ownership level.

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As of December 31, 2019, all of our NEOs exceeded the minimum stock ownership requirements, except Mr. Meyers and Ms. Martinet, who became NEOs in 2018 and 2019, respectively, and are still within their compliance grace periods, as set forth in the table below.

		Number of	Number of
	Stock	Shares	Qualifying
	Ownership	Required To	Shares Owned
NAME/YEAR OF EXECUTIVE STATUS	Guidelines	Own(1)	at Year End
Barton R. Brookman (2008)	5x Base Salary	173,611	252,437
R. Scott Meyers (2018)	3x Base Salary	52,083	41,196
Lance A. Lauck (2009)	4x Base Salary	74,346	109,319
Scott J. Reasoner (2015)	4x Base Salary	74,346	92,723
Nicole L. Martinet (2019)	3x Base Salary	39,828	15,356

(1) Using the average daily closing price of the Company’s stock in December 2019, which was $24.48.

Qualifying holdings used to determine compliance with the minimum ownership requirements include stock owned directly, shares held in the Company’s 401(k) and Profit Sharing Plan and unvested time‑based RSUs. PSUs and SARs are not included. Stock ownership requirements applicable to our NEOs are described under our Stock Ownership Guidelines, which can be reviewed on the Company’s website at www.pdce.com under “Corporate Governance.”

Risk Management

We perform an annual risk assessment regarding our compensation programs.  Based on our most recent assessment, we do not believe the Company’s executive or non‑executive compensation structure is reasonably likely to have a material adverse effect on the Company. Risk‑mitigating features of our executive and non‑executive compensation structure include: a balance of short‑term and long‑term incentive programs to maintain focus on both elements of Company performance; limitations on awards payable to any individual under our incentive programs, along with Compensation Committee discretion to decrease the qualitative portion of annual incentive payouts in the event it believes excessive risk was taken; “clawback” provisions applicable to all NEOs through the terms of their employment agreements or the Company’s Clawback Policy; stock ownership requirements for our NEOs and Non‑Employee Directors; and an Insider Trading Policy that prohibits Directors and senior employees from transacting in Company shares without first obtaining pre‑clearance from the Company’s General Counsel, even during open trading windows.

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SUMMARY COMPENSATION TABLE

						Non-Equity
				Stock	Options/	Incentive Plan	All Other	Total
		Salary	Bonus	Awards(1)(2)	SARs	Compensation	Compensation(3)	Compensation
NAME AND PRINCIPAL POSITION	Year	($)	($)	($)	($)	($)	($)	($)
Barton R. Brookman	2019	$850,000	$—	$5,803,410	$—	$1,017,000	$59,880	$7,730,290
President and Chief	2018	850,000	978,000	5,084,135	—	—	55,688	6,967,823
Executive Officer	2017	825,000	990,000	3,011,050	921,522	—	61,268	5,808,840
R. Scott Meyers (4)	2019	425,000	—	1,912,564	—	354,000	55,088	2,746,652
Senior Vice President,	2018	370,000	341,000	1,182,391	—	—	76,173	1,969,564
Chief Financial Officer	2017	280,000	212,000	253,702	—	—	40,208	785,910
Lance A. Lauck	2019	455,000	—	2,242,214	—	426,000	55,056	3,178,270
Executive Vice President,	2018	435,000	451,000	1,832,621	—	—	51,306	2,769,927
Corp. Dev. and Strategy	2017	410,000	480,000	1,084,007	331,749	—	51,761	2,357,517
Scott J. Reasoner	2019	455,000	—	2,242,214	—	426,000	55,696	3,178,910
Senior Vice President,	2018	425,000	440,000	1,773,586	—	—	52,990	2,691,576
Chief Operating Officer	2017	400,000	408,000	1,003,765	307,174	—	54,069	2,173,008
Nicole L. Martinet (5)	2019	325,000	—	791,409	—	237,000	48,156	1,401,565
Senior Vice President,	2018	—	—	—	—	—	—	—
General Counsel and Secretary	2017	—	—	—	—	—	—	—
(1)

In accordance with SEC rules, the amounts reported in the above table reflect the aggregate grant date fair value of the stock awards, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures for awards subject to performance conditions. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements, as set forth in Note 14 to the financial statements included in the Annual Report on Form 10‑K filed with the SEC on February 26, 2020. The 2019 grants are described in “Long‑Term Equity-Based Incentive Awards” and detailed in the “2019 Grants of Plan‑Based Awards” table.

(2)

2019 PSUs, included in the stock awards total for Messrs. Brookman, Meyers, Lauck, Reasoner and Ms. Martinet are listed at their grant date fair values of $3,428,573, $1,129,916, $1,324,668, $1,324,668, and $467,553, respectively.  Assuming the maximum level of achievement of the performance conditions for the 2019 PSUs, the values of the 2019 PSU awards at the grant date for Messrs. Brookman, Meyers, Lauck and Reasoner and Ms. Martinet are $4,749,675, $1,565,296, $1,835,091, $1,835,091 and $647,711 respectively.

(3)	Amounts shown in this column for 2019 are detailed below in the “All Other Compensation” table.
(4)	Mr. Meyers was named CFO on January 3, 2018. Prior to that, he served as Chief Accounting Officer and Interim CFO during a portion of 2016.
(5)	Ms. Martinet was named Senior Vice President, General Counsel and Secretary effective January 1, 2019. Prior to that, she served as Vice President and Associate General Counsel.

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ALL OTHER COMPENSATION

		401(k)	Annual Profit		Total
		Matching	Sharing		All Other
		Contribution(1)	Contribution(2)	Perquisites(3)	Compensation
NAMED EXECUTIVE OFFICER	Year	($)	($)	($)	($)
Barton R. Brookman	2019	$25,000	$8,400	$26,480	$59,880
R. Scott Meyers	2019	19,000	8,400	27,688	55,088
Lance A. Lauck	2019	25,000	8,400	21,656	55,056
Scott J. Reasoner	2019	25,000	8,400	22,296	55,696
Nicole L. Martinet	2019	19,000	8,400	20,756	48,156
(1)	Represents the Company’s annual matching contribution to the Company’s 401(k) and Profit Sharing Plan.
(2)	Represents the Company’s annual profit sharing contribution to the Company’s 401(k) and Profit Sharing Plan.
(3)

Represents total value of perquisites provided by the Company. Perquisites include automobile allowances, health club and non‑health club related dues, group term life insurance premiums, annual physical cost, and for Mr. Meyers a temporary corporate apartment in 2019. No individual perquisite exceeded $25,000.

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GRANTS OF PLAN‑BASED AWARDS

								All Other	All Other		Grant Date
								Stock	Option	Exercise	Fair Value
		Estimated Future Payouts Under			Estimated Future Payouts			Awards	Awards	or Base	of Stock
		Non‑Equity Incentive Plan			Under Equity Incentive Plan			Number of	Securities	Price of	and
		Awards (1)			Awards			Shares of	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)	($)
Barton R. Brookman	1/1/2019	—	$977,500	$1,955,000	—	—	—	—	—	—	—
	2/20/2019	—	—	—	30,245	60,490	120,980	—	—	—	3,428,573	(2)
	2/20/2019	—	—	—	—	—	—	60,490	—	—	2,374,837	(3)
R. Scott Meyers	1/1/2019	—	340,000	680,000	—	—	—	—	—	—	—
	2/20/2019	—	—	—	9,968	19,935	39,870	—	—	—	1,129,916	(2)
	2/20/2019	—	—	—	—	—	—	19,935	—	—	782,648	(3)
Lance A. Lauck	1/1/2019	—	409,500	819,000	—	—	—	—	—	—	—
	2/20/2019	—	—	—	11,686	23,371	46,742	—	—	—	1,324,668	(2)
	2/20/2019	—	—	—	—	—	—	23,371	—	—	917,546	(3)
Scott J. Reasoner	1/1/2019	—	409,500	819,000	—	—	—	—	—	—	—
	2/20/2019	—	—	—	11,686	23,371	46,742	—	—	—	1,324,668	(2)
	2/20/2019	—	—	—	—	—	—	23,371	—	—	917,546	(3)
Nicole L. Martinet	1/1/2019	—	227,500	455,000	—	—	—	—	—	—	—
	2/20/2019	—	—	—	4,125	8,249	16,498	—	—	—	467,553	(2)
	2/20/2019	—	—	—	—	—	—	8,249	—	—	323,856	(3)
(1)	Represents target and maximum cash awards payable under the Company’s annual incentive plan.
(2)

Represents annual PSU awards under the 2010 Amended and Restated Long Term Equity Plan (“2010 Equity Plan”). Grant date fair value is computed by multiplying the target number of PSUs awarded by the grant date fair value as computed utilizing the Monte Carlo pricing model, which was $56.68 per share.

(3)

Represents annual time‑based RSU awards under the 2010 Equity Plan. Grant date fair value for RSUs is computed by multiplying the number of shares awarded by the closing price of the Company’s common stock, as reported on the NASDAQ Global Select Market on the date of grant of February 20, 2019, which was $39.26.

50   PDC ENERGY     2020 PROXY

PDC ENERGY INC. - PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR‑END

								Equity Incentive Plan
								Awards
	Options/SAR Awards					Number		Number of	Market
	Number of Securities					of Shares	Market Value	Unearned	Value of
	Underlying Unexercised					of Stock	of Shares of	Shares of	Unearned
	Options/SARs Held at			Option/SAR	Option/SAR	That	Stock That	Stock That	Shares That
	December 31, 2019			Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
	Exercisable	Unexercisable		Price (1)		Vested (2)	Vested (3)	Vested (4)	Vested (3)
Name	(#)	(#)		($)	(Date)	(#)	($)	(#)	($)
Barton R. Brookman	—	—		—		100,622	$2,633,278	102,689	$2,687,371
	8,295	—		$24.44	4/19/2020	—	—	—	—
	5,104	—		43.95	3/11/2021	—	—	—	—
	9,766	—		30.19	1/16/2022	—	—	—	—
	12,620	—		37.18	1/15/2023	—	—	—	—
	13,790	—		49.57	1/15/2024	—	—	—	—
	26,643	—		39.63	1/13/2025	—	—	—	—
	29,036	—		51.63	1/10/2026	—	—	—	—
	15,924	7,962	(5)	74.57	1/16/2027	—	—	—	—
R. Scott Meyers	—	—		—		28,135	736,293	29,749	778,531
	—	—		—	—	—	—	—	—
Lance A. Lauck	—	—		—		38,025	995,114	38,582	1,009,691
	7,319	—		24.44	4/19/2020	—	—	—	—
	4,176	—		43.95	3/11/2021	—	—	—	—
	7,935	—		30.19	1/16/2022	—	—	—	—
	10,096	—		37.18	1/15/2023	—	—	—	—
	10,096	—		49.57	1/15/2024	—	—	—	—
	12,212	—		39.63	1/13/2025	—	—	—	—
	11,445	—		51.63	1/10/2026	—	—	—	—
	5,732	2,867	(5)	74.57	1/16/2027	—	—	—	—
Scott J. Reasoner	—	—		—		36,708	960,648	38,092	996,868
	7,771	—		39.63	1/13/2025	—	—	—	—
	9,538	—		51.63	1/10/2026	—	—	—	—
	5,308	2,654	(5)	74.57	1/16/2027	—	—	—	—
Nicole L. Martinet	—	—		—		11,276	295,093	8,249	215,876
(1)

The exercise price related to the SARs does not represent capital payable to the Company, but rather represents the base from which the stock appreciation value will be determined on the date of exercise.

PDC ENERGY     2020 PROXY   51

PDC ENERGY INC. - PROXY STATEMENT

(2)	The RSUs of Messrs. Brookman, Meyers, Lauck, and Reasoner and Ms. Martinet vest as set forth in the following table.

	Number of RSUs that Vest on:
	1/17/2020	2/20/2020	2/21/2020	2/22/2020	4/1/2020	2/20/2021	2/21/2021	4/1/2021	2/20/2022	Total
Barton R. Brookman	8,256	20,163	14,066	3,743	—	20,163	14,067	—	20,164	100,622
R. Scott Meyers	—	6,645	3,271	—	1,657	6,645	3,272	—	6,645	28,135
Lance A. Lauck	2,972	7,790	5,070	1,541	—	7,790	5,071	—	7,791	38,025
Scott J. Reasoner	2,752	7,790	4,907	771	—	7,790	4,907	—	7,791	36,708
Nicole L. Martinet	—	2,749	—	—	1,964	2,750	—	1,063	2,750	11,276
(3)	The market value of these RSUs is based on the closing price of the Company’s common stock of $26.17, as reported on the NASDAQ Global Select Market on December 31, 2019.
(4)

PSUs granted in 2018 and 2019 are contingent upon the achievement of certain specified performance goals. PSUs granted in 2018 have a 3‑year performance period ending December 31, 2020. PSUs granted in 2019 have a 3‑year performance period ending December 31, 2021. For a description of the PSUs in 2019, see “2019 Long Term Incentive Awards.”

(5)	Represent SARs that vest on January 17, 2020.

52   PDC ENERGY     2020 PROXY

PDC ENERGY INC. - PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting (1)	Vesting (2)
Name	(#)	($)	(#)	($)
Barton R. Brookman	—	—	40,353	$1,356,502
R. Scott Meyers	—	—	6,785	273,039
Lance A. Lauck	—	—	15,074	507,799
Scott J. Reasoner	—	—	13,144	440,363
Nicole L. Martinet	—	—	2,940	122,392
(1)	The number of shares includes RSUs and PSUs that vested in 2019.
(2)

The table below shows the number and value of RSUs and PSUs included in these columns. The value of the RSUs and PSUs that vested in 2019 is determined by multiplying the number of units vested by the market value of PDC stock on the vesting date. The PSUs that vested in 2019 covered the three year period January 1, 2017 through December 31, 2019 and paid out at target. See “2017-2019 Performance Share Unit (PSU) Payout” for more information.

	RSUs	RSUs Value	PSUs	PSUs Value
Name	(#)	($)	(#)	($)
Barton R. Brookman	27,970	$1,032,439	12,383	$324,063
R. Scott Meyers	6,785	273,039	—	—
Lance A. Lauck	10,616	391,133	4,458	116,666
Scott J. Reasoner	9,016	332,333	4,128	108,030
Nicole L. Martinet	2,940	122,392	—	—

PDC ENERGY     2020 PROXY   53

PDC ENERGY INC. - PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE OF CONTROL

The Company may be obligated to pay benefits to Messrs. Brookman, Meyers and Reasoner and Ms. Martinet (and any future NEOs) under the Executive Severance Compensation Plan dated September 24, 2012 and amended January 13, 2015 (the “Severance Plan”) and, with respect to Mr. Lauck, under his grandfathered employment agreement. The primary purpose of the Severance Plan and the severance provisions of Mr. Lauck’s employment agreement are to provide severance benefits in the event of the termination of the NEO by the Company without “just cause” or termination by the NEO for “good reason,” either prior to or following a change of control of the Company. Upon a change of control, the Severance Plan and Mr. Lauck’s employment agreement provide benefits only in the event that an executive is terminated by the acquiring company “without cause” or by the executive for “good reason” (i.e., they are “double‑trigger” in nature). The Severance Plan provides a benefit offset so that cash benefits paid upon severance would be reduced by any other severance benefits that the executive could be entitled to receive under another Company plan. Mr. Lauck’s grandfathered employment agreement provides benefits similar to those provided under the Severance Plan, but it varies in the amounts of cash benefit provided to Mr. Lauck.

The severance benefits an executive would receive under the Severance Plan and Mr. Lauck’s grandfathered employment agreement under various termination scenarios are summarized below:

	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON	TERMINATION DUE TO CHANGE OF CONTROL	CONTROLLING PLAN OR AGREEMENT
Barton R. Brookman	2 times sum of base salary and target bonus	3 times sum of base salary and target bonus plus a pro‑rata target bonus for year of termination	Severance Plan
Scott Meyers	1.5 times sum of base salary and target bonus	2.5 times sum of base salary and target bonus plus a pro‑rata target bonus for year of termination	Severance Plan
Lance A. Lauck	2 times sum of base salary and highest bonus of last two years	3 times sum of base salary and highest bonus of last two years	Grandfathered Employment Agreement
Scott J. Reasoner	1.5 times sum of base salary and target bonus	2.5 times sum of base salary and target bonus plus a pro‑rata target bonus for year of termination	Severance Plan
Nicole L. Martinet	1.5 times sum of base salary and target bonus	2.5 times sum of base salary and target bonus plus a pro‑rata target bonus for year of termination	Severance Plan

In addition to the above, the NEO would be eligible for continuation of health benefits for up to 18 months. As a condition of receiving severance benefits under the Severance Plan and under the terms of Mr. Lauck’s employment agreement, each NEO is subject to a non‑disclosure covenant and a non‑compete covenant pursuant to which the NEO is prohibited for a period of one year following his or her termination from engaging in any competing business in any county in which the Company is doing business or any adjacent county. In addition, the NEO is prohibited from soliciting employees from the Company for up to two years (varies by individual agreement) following termination. To aid in the enforcement of these provisions, prior to a change of control of the Company, the Severance Plan provides for payment of the severance benefits over

54   PDC ENERGY     2020 PROXY

PDC ENERGY INC. - PROXY STATEMENT

12 months. Under the terms of Mr. Lauck’s employment agreement, however, he would receive severance benefits within 40 days following a qualifying termination.

Mr. Lauck’s employment agreement contains a clawback provision and the executives covered under the Severance Plan are covered under the Company’s clawback policy. See “Other Policies and Considerations—Clawback Policy”. Mr. Lauck’s employment agreement automatically extends for 12 months on December 31 of each year prior to the last year of the employment agreement (or any extensions thereof) unless either party gives notice of non‑renewal at least 30 days prior to such December 31 automatic extension date.

PDC ENERGY     2020 PROXY   55

PDC ENERGY INC. - PROXY STATEMENT

IMPACT OF TERMINATION AND CHANGE OF CONTROL ON LONG‑TERM EQUITY-BASED INCENTIVE PLANS

The following table outlines the effect on outstanding unvested long-term incentive awards under various termination scenarios and upon a change of control of the Company based on the terms of the 2010 Equity Plan, 2018 Long Term Equity Plan (the “2018 Equity Plan”) and related grant agreements and Mr. Lauck’s executive employment agreement:

TERMINATION SCENARIO/CHANGE OF CONTROL(1)	RESTRICTED STOCK/SARs/OPTIONS	PERFORMANCE SHARE UNITS(2)
Voluntary Termination	Forfeited	Forfeited
Termination for Cause	Forfeited	Forfeited
Termination by Company Without Cause or Executive for Good Reason Prior to Change of Control	Vests	Mr. Lauck: Forfeited
Executives in Severance Plan:
2018 and 2019 grants: Portion to be potentially earned at end of performance period determined at time of termination at the sole discretion of the Committee.
Death	Vests

2018 and Prior Awards:

Earned pro‑rata based on performance through either date of death or end of performance period.

2019 Awards:

Earned at 100% if death occurs in first two years of performance period.  Earned based on actual results if death occurs after first two years of performance period.

Disability	Vests	2018 and Prior Awards: Earned pro‑rata based on performance at end of performance period. 2019 Awards: Earned based on performance at end of performance period.
Occurrence of a Change of Control

2018 and Prior Awards:

Vests

2019 Awards:

Double trigger vesting applies.  Vesting is contingent on continued employment through original vesting dates, subject to accelerated vesting upon death, disability, termination without cause or termination for good reason.

2018 and Prior Awards:

If less than 50% of the performance period has elapsed, earns 100% of PSUs. If 50% or more of the performance period has elapsed, earns greater of actual performance through change of control or 100% of PSUs.

2019 Awards:

Double trigger vesting applies.  Performance is measured through the date of the change of control to determine the number of PSUs potentially earned.  That number of PSUs is then earned at the end of the originally scheduled performance period based on continued employment, subject to accelerated vesting upon death, disability, termination without cause or termination for good reason.

(1)	Except as noted otherwise, award treatment is the same regardless of when the award was issued.
(2)	Except as noted otherwise, PSU treatment for each scenario listed is the same for those covered by the Severance Plan and Mr. Lauck’s Employment Agreement.

56   PDC ENERGY     2020 PROXY

PDC ENERGY INC. - PROXY STATEMENT

CHANGE OF CONTROL EXCISE TAX PROVISION

The Company currently provides no income tax gross‑up or excise tax gross‑up for taxes that may be imposed on “excess parachute payments” within the meaning of Section 280G and Section 4999 of the Code. The Severance Plan and Mr. Lauck’s employment agreement provide that if it is determined that any payment or distribution by the Company to or for the executive’s benefit would constitute an “excess parachute payment,” the Company will either (1) pay the total amount to the executive and he would be responsible for the 20% excise tax; or (2) reduce the executive’s payments such that the executive receives no “excess parachute payments,” whichever amount would give the executive the greater benefit on a net, after‑tax basis. Although the Company would be denied a tax deduction for such excess parachute payments under alternative (1) above, the Committee believes the cost to the Company would be minimal as a percentage of the entire value of the change of control transaction.

PDC ENERGY     2020 PROXY   57

PDC ENERGY INC. - PROXY STATEMENT

ESTIMATED TERMINATION AND CHANGE IN CONTROL BENEFITS

The tables below and the discussion that follows show compensation payable to each of our NEOs upon various termination scenarios both before and after a change of control of the Company (defined in the tables as “COC”). The amounts shown assume that termination occurred on December 31, 2019, that the closing price per share on such date was $26.17, and, in the event of termination due to change of control, the executive’s benefit is not reduced as a result of Section 280G or Section 4999 of the Code (as described above). The actual amounts to be paid can only be determined at the time of such executive’s separation from the Company.

Barton R. Brookman

		Termination by Company
	Voluntary or	Without Cause or by Exec
	Termination	for Good Reason
	for Cause	Prior to COC		After COC		Death		Disability
Cash Compensation
Cash Severance	—	$3,655,000	(1)	$5,482,500	(2)			—
Pro-rata Bonus	—	—		977,500	(3)			—
Acceleration of Unvested Equity
RSUs/SARs	—	2,633,278		2,633,278		2,633,278		2,633,278
PSUs	—	—	(4)	2,687,371	(5)	2,322,936	(6)	2,322,936	(7)
Benefits
Health Benefits Continuation	—	28,599	(8)	28,599	(8)			—
Total	$—	$6,316,877		$11,809,248		$4,956,214		$4,956,214

R. Scott Meyers

		Termination by Company
	Voluntary or	Without Cause or by Exec
	Termination	for Good Reason
	for Cause	Prior to COC		After COC		Death		Disability
Cash Compensation
Cash Severance	—	$1,147,500	(1)	$1,912,500	(2)			—
Pro-rata Bonus	—	—		340,000	(3)			—
Acceleration of Unvested Equity
RSUs/SARs	—	736,293		736,293		736,293		736,293
PSUs	—	—	(4)	778,531	(5)	693,777	(6)	693,777	(7)
Benefits
Health Benefits Continuation	—	40,943	(8)	40,943	(8)	—		—
Total	$—	$1,924,736		$3,808,267		$1,430,070		$1,430,070

58   PDC ENERGY     2020 PROXY

PDC ENERGY INC. - PROXY STATEMENT

Lance A. Lauck

			Termination by Company
	Voluntary or		Without Cause or by Exec
	Termination		for Good Reason
	for Cause		Prior to COC		After COC		Death		Disability
Cash Compensation
Cash Severance	—		$1,870,000	(1)	$2,805,000	(2)	—		—
Salary Continuation	—		—		—		227,500	(9)	341,250	(10)
Pro-rata Bonus	409,500	(3)	—		—		—		—
Acceleration of Unvested Equity
RSUs/SARs	—		995,114		995,114		995,114		995,114
PSUs	—		—	(11)	1,009,691	(5)	878,327	(6)	878,327	(7)
Benefits
Health Benefits Continuation	—		40,943	(8)	40,943	(8)	—		—
Total	$409,500		$2,906,057		$4,850,748		$2,100,941		$2,214,691

Scott J. Reasoner

		Termination by Company
	Voluntary or	Without Cause or by Exec
	Termination	for Good Reason
	for Cause	Prior to COC		After COC		Death		Disability
Cash Compensation
Cash Severance	—	$1,296,750	(1)	$2,161,250	(2)			—
Pro-rata Bonus	—	—		409,500	(3)			—
Acceleration of Unvested Equity
RSUs/SARs	—	960,648		960,648		960,648		960,648
PSUs	—	—	(4)	996,868	(5)	869,736	(6)	869,736	(7)
Benefits
Health Benefits Continuation	—	40,943	(8)	40,943	(8)	—		—
Total	$—	$2,298,341		$4,569,209		$1,830,384		$1,830,384

PDC ENERGY     2020 PROXY   59

PDC ENERGY INC. - PROXY STATEMENT

Nicole L. Martinet

		Termination by Company
	Voluntary or	Without Cause or by Exec
	Termination	for Good Reason
	for Cause	Prior to COC		After COC		Death		Disability
Cash Compensation
Cash Severance	—	$828,750	(1)	$1,381,250	(2)			—
Pro-rata Bonus	—	—		227,500	(3)			—
Acceleration of Unvested Equity
RSUs/SARs	—	295,093		295,093		295,093		295,093
PSUs	—	—	(4)	215,876	(5)	215,876	(6)	215,876	(7)
Benefits
Health Benefits Continuation	—	40,943	(8)	40,943	(8)	—		—
Total	$—	$1,164,786		$2,160,662		$510,969		$510,969
(1)

Cash severance is equal to (a) 2 times the sum of base salary and target bonus for Mr. Brookman, (b) 1.5 times the sum of base salary and target bonus for Messrs. Meyers and Reasoner and Ms. Martinet and (c) 2 times the sum of base salary and highest bonus paid in last two years for Mr. Lauck.

(2)

Cash severance is equal to (a) 3 times the sum of base salary and target bonus for Mr. Brookman, (b) 2.5 times the sum of base salary and target bonus for Messrs. Meyers and Reasoner and Ms. Martinet and (c) 3 times the sum of base salary and highest bonus paid in last two years for Mr. Lauck.

(3)

Under the terms of the Severance Plan, Messrs. Brookman, Meyers, Reasoner and Ms. Martinet are entitled to a pro‑rata target bonus if termination is related to a COC.  Per the terms of his individual Employment Contract, Mr. Lauck is entitled to a pro-rata bonus if terminated for cause.  Bonus amounts for 2019 are not determined until after December 31 and are subject to forfeiture until paid. As a result, the pro‑rata bonus shown is based on target bonus for 2019.

(4)

The Committee has the discretion to allow between 0% to 100% of the target PSUs to remain outstanding and to be earned based on Company performance at the end of the performance period. Since no amount is guaranteed, no value is included for the PSUs.

(5)

The value shown for PSUs upon a COC assumes (a) for 2019 PSUs, the target number of units (100%) based on performance through the date of COC and (b) for 2018 PSUs, the target number of units (100%) would be earned since amount is based on the greater of 100% or actual Company performance for the period (100% as of December 31, 2019).

(6)

The value shown for PSUs upon death assumes (a) for 2019 PSUs, the target number of units (100%) and (b) for 2018 PSUs, two‑thirds of the target PSUs adjusted for Company performance through date of death would be paid (100% as of December 31, 2019).

(7)

The value shown for PSUs upon disability payable at end of period assumes (a) for 2019 PSUs, the target PSUs adjusted for Company performance through the end of the period would be earned (assumes 100% as of December 31, 2019) and (b) for 2018 PSUs, two‑thirds of the target PSUs adjusted for Company performance through the end of the period would be earned (assumes 100% as of December 31, 2019).

(8)	Cost of Company‑subsidized COBRA premium to continue health, vision and dental coverage to executive and any covered dependents for an 18‑month period.
(9)	In the event of death, executive would receive a lump sum payment equal to six months base salary.
(10)

In the event of short term disability, base salary would continue for 13 weeks. Upon qualifying for long‑term disability, executive would receive an additional lump sum payment equal to six months’ base salary.

(11)	PSUs awarded in 2018 and 2019 would be forfeited.

60   PDC ENERGY     2020 PROXY

PDC ENERGY INC. - PROXY STATEMENT

CEO PAY RATIO

Pursuant to rules promulgated under the Dodd-Frank Act, the Company is required to disclose the ratio of its CEO’s annual total compensation to the Company’s median employee’s annual total compensation. The Company identified the median employee for 2019 based on estimated 2019 compensation reportable on Form W-2 for all employees (other than the CEO) on December 31, 2019. For 2019, the CEO’s total annual compensation was $7,751,080, which amount differs from the amount reported in the Summary Compensation Table because it also includes perquisites with a value of less than $10,000 and certain other non-discriminatory benefits. The median employee’s total annual compensation was $137,371, resulting in a CEO pay ratio of 56:1.

Compensation data used to calculate the ratio is set forth below:

		Non-Equity
		Incentive Plan	Stock		All Other
	Salary	Compensation	Awards(1)	SARs	Compensation(2)	Total
Name	($)	($)	($)	($)	($)	($)
Median Employee	$92,500	$13,400	$10,574	—	$20,897	$137,371
CEO	850,000	1,017,000	5,803,410	—	80,670	7,751,080
(1)	Represents the grant date fair value of RSUs, as computed in accordance with FASB ASC Topic 718.
(2)

Includes matching contributions to the Company’s 401(k) and Profit Sharing Plan, perquisites with a value of less than $10,000 and other non‑discriminatory benefits not reported in the “Summary Compensation Table” set forth in this Proxy Statement.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information related to our equity compensation plans under which our equity securities are authorized for issuance as of December 31, 2019:

Number of Securities to
	be Issued Upon	Weighted-Average	Securities Remaining
	Exercise	Exercise Price of	Available for Future
	of Outstanding Options	Outstanding Options	Issuance Under Equity
	and Rights	and Rights	Compensation Plans
Plan Category	(1)(#)	($)	(2)(#)
Equity compensation plans approved by security holders	511,400	$46.64	1,423,137
Equity compensation plans not approved by security holders	—	—	—
Total	511,400	$46.64	1,423,137
(1)

Includes 221,142 shares of common stock to be issued under outstanding PSUs based upon continuous employment and the maximum achievement of certain performance goals over a specified period of time as described in “Outstanding Equity Awards at Fiscal Year‑End.” These shares have been excluded from the weighted average exercise price calculation.

(2)

The number of securities remaining available for future issuances has been reduced by the number of securities to be issued upon exercise of outstanding SARs and pursuant to RSUs subject to time vesting and PSUs subject to certain market‑based performance goals over a specified period of time.

PDC ENERGY     2020 PROXY   61

PDC ENERGY INC. - PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of March 31, 2020, by (1) each person known by the Company to own beneficially more than five percent of the outstanding shares of common stock; (2) each Director of the Company; (3) each Named Executive Officer; and (4) all Directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. As of March 31, 2020, 99,429,744 shares of common stock of the Company were outstanding. Except as otherwise indicated, the address for each of the named security holders is c/o 1775 Sherman Street, Suite 3000, Denver, Colorado 80203.

	Number of		Percentage of
	Shares		Shares
	Beneficially		Beneficially
Name and Address of Beneficial Owner	Owned		Owned (1)
5% or Greater Owners:
BlackRock, Inc.	9,304,514	(2)	9.4%
55 East 52nd Street
New York, NY 10055
The Vanguard Group	6,381,893	(3)	6.4%
100 Vanguard Blvd.
Malvern, PA 19355
Dimensional Fund Advisors LP	5,179,217	(4)	5.2%
6300 Bee Cave Road Building One
Austin, TX 78746

Named Executive Officers:
Barton R. Brookman, Jr.	313,591	(5)	*
Lance A. Lauck	158,456	(6)	*
Scott J. Reasoner	92,484	(7)	*
R. Scott Meyers	20,287	(8)	*
Nicole L. Martinet	7,438	(9)	*

Non-Employee Directors:
Jeffrey C. Swoveland	22,201	(10)	*
David C. Parke	16,987	(11)	*
Anthony J. Crisafio	17,789	(12)	*
Randy S. Nickerson	8,105	(13)	*
Mark E. Ellis	26,451	(14)	*
Christina M. Ibrahim	5,682	(15)	*
Lynn A. Peterson	217,621	(16)	*
Paul J. Korus	14,536	(17)	*

All directors and executive officers as a group (14 persons)	927,282	(18)	* %

*       Represents less than 1% of the outstanding shares of common stock.

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PDC ENERGY INC. - PROXY STATEMENT

(1)

For each holder of stock awards or other securities that are currently vested or exercisable or that vest or become exercisable within 60 days of March 31, 2020, we treat the common stock underlying those securities as owned by that holder and as outstanding shares when we calculate that holder’s percentage ownership of our common stock.  We do not treat that common stock as outstanding when we calculate the percentage ownership of any other holder.

(2)

As reported on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 4, 2020, BlackRock, Inc. holds sole voting power as to 9,135,992 shares and sole dispositive power as to 9,304,514 shares as of December 31, 2019.  The amount reported does not include shares of the Company’s stock that may have been received by BlackRock, Inc. in connection with the closing of the SRC Merger pursuant to which each share of SRC common stock was converted into the right to receive 0.158 shares of the Company’s common stock.  BlackRock, Inc. reported on a Schedule 13G/A filed with the SEC on February 4, 2020 that it beneficially owned 39,078,877 shares of SRC common stock as of December 31, 2019.

(3)

As reported on a Schedule 13G/A filed with the SEC by The Vanguard Group on February 12, 2020, The Vanguard Group is an investment advisor in accordance with SEC Rule 13d‑1(b)(1)(ii)(E) and holds sole voting power as to 58,428 shares, shared voting power with respect to 9,265 shares, sole dispositive power as to 6,321,235 shares and shared dispositive power as to 60,658 shares as of December 31, 2019. The amount reported does not include shares of the Company’s stock that may have been received by The Vanguard Group in connection with the closing of the SRC Merger pursuant to which each share of SRC common stock was converted into the right to receive 0.158 shares of the Company’s common stock.  The Vanguard Group reported on a Schedule 13G/A filed with the SEC on February 12, 2020 that it beneficially owned 25,988,085 shares of SRC common stock as of December 31, 2019.

(4)

As reported on a Schedule 13G/A  filed with the SEC by Dimensional Fund Advisors LP on February 12, 2020, Dimensional Fund Advisors LP is an investment advisor in accordance with SEC Rule 13d‑1(b)(1)(ii)(E) and holds sole voting power as to 5,142,003 shares and sole dispositive power as to 5,179,217 shares as of December 31, 2019. The amount reported does not include shares of the Company’s stock that may have been received by Dimensional Fund Advisors LP in connection with the closing of the SRC Merger pursuant to which each share of SRC common stock was converted into the right to receive 0.158 shares of the Company’s common stock.  Dimensional Fund Advisors LP reported on a Schedule 13G/A filed with the SEC on February 12, 2020 that it beneficially owned 19,416,717 shares of SRC common stock as of December 31, 2019.

(5)	Excludes 138,106 RSUs subject to vesting greater than 60 days after March 31, 2020; includes 129,140 shares subject to SARs exercisable within 60 days of March 31, 2020.
(6)	Excludes 61,143 RSUs subject to vesting greater than 60 days after March 1, 2020; includes 71,878 shares subject to SARs exercisable within 60 days of March 31, 2020.
(7)	Excludes 60,979 RSUs subject to vesting greater than 60 days after March 1, 2020; includes 25,271 shares subject to SARs exercisable within 60 days of March 31, 2020.
(8)	Excludes 57,053 RSUs subject to vesting greater than 60 days after March 31, 2020.
(9)	Excludes 31,586 RSUs subject to vesting greater than 60 days after March 31, 2020.
(10)	Excludes 7,514 RSUs subject to vesting greater than 60 days after March 31, 2020; includes 3,580 common shares deferred pursuant to the Non‑Employee Director Deferred Compensation Plan.
(11)	Excludes 7,285 RSUs subject to vesting greater than 60 days after March 31, 2020; includes 2,312 common shares deferred pursuant to the Non‑Employee Director Deferred Compensation Plan.
(12)	Excludes 7,285 RSUs subject to vesting greater than 60 days after March 31, 2020; includes 425 common shares deferred pursuant to the Non‑Employee Director Deferred Compensation Plan.
(13)	Excludes 7,285 RSUs subject to vesting greater than 60 days after March 31, 2020.
(14)	Excludes 9,262 RSUs subject to vesting greater than 60 days after March 31, 2020.
(15)	Excludes 7,285 RSUs subject to vesting greater than 60 days after March 31, 2020.
(16)	Excludes 6,369 RSUs subject to vesting greater than 60 days after March 31, 2020.
(17)	Excludes 6,369 RSUs subject to vesting greater than 60 days after March 31, 2020.
(18)

Excludes 418,229 RSUs subject to vesting greater than 60 days after March 31, 2020; includes 6,317 common shares deferred pursuant to the Non‑Employee Director Deferred Compensation Plan and includes 226,289 SARs exercisable within 60 days of March 31, 2020.

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PDC ENERGY INC. - PROXY STATEMENT

Each SAR referenced in the footnotes above entitles the executive officer to receive the difference between the fair market value of a share of our common stock on the date of exercise and its value on the date of initial grant, which ranged from $24.44 to $74.57 for the SARs in the table, payable in shares only.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s executive officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, Directors and holders of more than 10% of the common stock are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. If requested, the Company assists its executive officers and Directors in complying with the reporting requirements of Section 16(a) of the Exchange Act.

Based solely on a review of the reports furnished to the Company or on written representations from reporting persons that all reportable transactions were reported, the Company believes that, during the fiscal year ended December 31, 2019, the Company’s executive officers and Directors and owners of more than 10% of the Company’s common stock timely filed all reports they were required to file under Section 16(a) of the Exchange Act, with the exception of one Form 4 filed late on November 6, 2019 to report a sale by Mr. Swoveland on June 3, 2019.

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PDC ENERGY INC. - PROXY STATEMENT

PROPOSAL NO. 5—RATIFY THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 5. PROPERLY SUBMITTED PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and the Company is submitting the appointment of PwC to the stockholders for ratification. If the appointment of PwC is not ratified, the Audit Committee will reconsider its selection. A representative of PwC is expected to attend the meeting and will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services	2019	2018
Audit Fees(1)	$2,704,000	$2,268,300
Tax Fees(2)	62,000	39,800
All Other Fees(3)	1,358,000	437,200
Total Fees	$4,124,000	$2,745,300

(1)   Audit Fees consist of the aggregate fees billed for professional services rendered for audit procedures performed with regard to the Company’s annual consolidated financial statements and the report on management’s assessment of internal controls over financial reporting and the effectiveness of the Company’s internal controls over financial reporting, including reviews of the consolidated financial statements included in our Quarterly Reports on Form 10‑Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including fees related to comfort letters and consents issued in conjunction with our securities offerings.

(2)   Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning for the Company and its proportionately consolidated entities.

(3)   All Other Fees consist of aggregate fees billed for products and services other than services reported above.

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AUDIT COMMITTEE PRE‑APPROVAL POLICIES AND PROCEDURES

The Sarbanes‑Oxley Act of 2002 requires that all services provided to the Company by its independent registered public accounting firm be subject to pre‑approval by the Audit Committee or authorized Audit Committee members. The Audit Committee has adopted policies and procedures for pre‑approval of all audit services and non‑audit services to be provided by the Company’s independent registered public accounting firm. Services necessary to conduct the annual audit must be pre‑approved by the Audit Committee annually. Permissible non‑audit services to be performed by the independent accountant may also be approved on an annual basis by the Audit Committee if they are of a recurring nature. Permissible non‑audit services which are to be performed by the independent accountant and are not eligible for annual pre‑approval must be pre‑approved individually by the full Audit Committee or by an authorized Audit Committee member. Actual fees incurred for all services performed by the independent accountant will be reported to the Audit Committee after the services are fully performed. All of the services described in “Principal Accountant Fees and Services” were approved by the Audit Committee pursuant to its pre‑approval policies in effect at the time. The duties of the Audit Committee are described in the Audit Committee Charter, which can be viewed on the Company’s website at www.pdce.com under “Corporate Governance.”

The proposal to ratify the appointment of PwC will be approved if it receives the affirmative vote of a majority of shares of common stock of the Company present or represented at the Annual Meeting and entitled to vote on this proposal. Abstentions will be counted as votes against this proposal. See “Information About Voting and the Meeting—How Proxies Work” for information on the effect of broker non-votes on this matter.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three Directors and operates under a written charter adopted by the Board. Each member of the Audit Committee meets the independence requirements of Rule 5605(a)(2) of the NASDAQ listing standards and other applicable standards. The duties of the Audit Committee are summarized in this Proxy Statement under “Standing Committees of the Board” and are more fully described in its charter, which can be viewed on the Company’s website at www.pdce.com under “Corporate Governance.”

Management is responsible for the Company’s internal controls and preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing a report thereon. The Audit Committee’s responsibilities include monitoring and overseeing these processes.

The Audit Committee held fourteen meetings during 2019. In addition, the Audit Committee authorized Audit Committee member Anthony J. Crisafio to serve on a sub‑committee of the Audit Committee to, among other things, review and approve SEC periodic financial filings and other actions of the partnerships for which the Company previously served as managing general partner. The sub‑committee did not meet during 2019 and was dissolved in December 2019.

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2019 (the “Audited Financial Statements”) with the Company’s management and PwC, the Company’s independent registered public accounting firm. The Audit Committee also discussed with PwC the matters required to be discussed by the applicable requirements of PCAOB. The Audit Committee has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB and has discussed with PwC its independence from the Company. The Audit Committee has discussed with management and PwC such other matters and received such assurances from them as the Audit Committee deemed appropriate.

Based on the foregoing review and discussions and relying thereon, the Audit Committee has recommended that the Board include the Audited Financial Statements in the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019.

Anthony J. Crisafio, Chair Paul J. Korus David C. Parke Jeffrey C. Swoveland AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

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PROPOSAL NO. 6—APPROVE AN AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ON THE PROXY CARD AND VOTING INSTRUCTION FORM “FOR” THE PROPOSAL TO AMEND THE COMPANY’S 2018 EQUITY INCENTIVE PLAN. PROPERLY SUBMITTED PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

On March 24, 2020, the Board approved an amendment to the PDC Energy, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) increasing the number of shares issuable under the 2018 Plan from 1,800,000 shares to 7,050,000 shares, subject to and to be effective upon stockholder approval at the Annual Meeting.  The Board also recommended that the Company’s stockholders approve the amendment to the 2018 Plan at the Annual Meeting.

The remaining provisions of the 2018 Plan are not affected by this amendment, and the 2018 Plan continues to incorporate the following equity incentive plan best practices:

•	An omnibus plan design, allowing us flexibility to issue options, stock appreciation rights (sometimes referred to as “SARs”), restricted stock, RSUs, PSUs, and other stock-based awards;
•	No direct or indirect repricing of options or stock appreciation rights without stockholder approval;
•

Stringent share recycling provisions that prohibit recycling of shares used as consideration for tax withholding or as consideration for option exercises, along with full counting of all shares subject to stock-settled stock appreciation rights;

•	A minimum one-year cliff vesting schedule on all award types under the 2018 Plan (applicable to at least 95% of the shares authorized for issuance);
•	Dividends and dividend equivalents on unvested awards are accrued and paid only if related awards become vested; and
•	No excise tax gross-ups on equity awards.

Reasons for Amending the 2018 Plan

The Compensation Committee and the Board believe that we must continue to offer a competitive equity incentive program in order to successfully attract, retain and motivate the best employees, directors and consultants, without whom we cannot execute on our business goals or deliver value to our stockholders.  However, the current share reserves of our existing equity compensation plans are nearly depleted.  As of March 31, 2020, only 485,079 shares remained available for grant under the 2018 Plan, and only 78,011 shares remained available for grant under our Amended and Restated 2010 Long-Term Equity Compensation Plan (the “2010 Plan”).  Accordingly, and based on historic grant patterns, we believe the remaining shares available for issuance under the 2010 Plan and the 2018 Plan are insufficient, and without an amendment to the 2018 Plan to add additional shares, the Company will have limited ability to grant incentive equity awards going forward. In such event, our ability to attract and retain the talent necessary to drive our business will likely be negatively impacted.  The Board has therefore adopted an amendment to the 2018 Plan, subject to approval by the Company’s stockholders, to increase the number of shares available for issuance under the 2018 Plan so that we may continue to offer a competitive equity incentive program going forward.

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If the 2018 Plan amendment proposal is approved by the Company’s stockholders, the number of shares of common stock reserved for issuance under the Company’s equity incentive plans will be increased by 5,250,000 shares, as follows (share counts are as of March 31, 2020):

Remaining shares available for issuance pursuant to new awards under the existing 2010 plan		78,011
Shares available for issuance under the 2018 Plan	+	485,079
Total shares available for issuance pursuant to new awards under the Company’s equity plans	=	563,090

Outstanding Awards

As of March 31, 2020, there were 226,289 stock options/SARs outstanding under the Company’s equity compensation plans with a weighted average exercise price of $47.72 and a weighted average remaining term of 4.3 years.  In addition, as of March 31, 2020, there were 1,577,738 full value awards outstanding under the Company’s equity compensation plans (PSUs calculated at target).  Other than the foregoing, no other awards under the Company’s equity compensation plans were outstanding or available for grant as of March 31, 2020.

Description of the Amended 2018 Plan

The following summary of material terms of the amended 2018 Plan does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the amended 2018 Plan. A copy of the amendment to the 2018 Plan is provided as Appendix D to this Proxy Statement. A copy of the full 2018 Plan, which incorporates the changes made by the amendment and marks those changes specifically, is provided as Appendix E to this Proxy Statement.

Purpose of the amended 2018 Plan

The purpose of the amended 2018 Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means for the Company to attract, motivate, retain and reward directors, officers, employees and other eligible persons (including certain consultants and advisors).

The Board or one or more committees consisting of independent directors appointed by the Board will administer the amended 2018 Plan. The Board will delegate general administrative authority for the amended 2018 Plan to the Compensation Committee, which is comprised of directors who qualify as independent under rules promulgated by the SEC and NASDAQ. Except where prohibited by applicable law, a committee may delegate some or all of its authority with respect to the amended 2018 Plan to another committee of directors or to one or more officers of the Company. For purposes of Rule 16b-3 of the Exchange Act, the rules of NASDAQ and for grants to non-employee directors, the amended 2018 Plan must be administered by a committee consisting solely of two or more independent directors. The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this section as the Administrator.

The Administrator has broad authority under the amended 2018 Plan with respect to award grants including, without limitation, the authority:

•	To select participants and determine the type(s) of award(s) that they are to receive;
•	To determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;
•

To cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents, and subject to the repricing prohibition described below;

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•	To accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards subject to any required consents;
•	Subject to the other provisions of the amended 2018 Plan, to make certain adjustments to outstanding awards and authorize the conversion, succession or substitution of awards; and
•

To allow the purchase price of awards or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the awards, by services rendered by the recipient of the awards, by notice of third party payment or by cashless exercise, on such terms as the Administrator may authorize, or any other form permitted by law.

Eligibility

Persons eligible to receive awards under the amended 2018 Plan include officers and employees of the Company or any of its subsidiaries, non-employee directors of the Company, and certain individual consultants who render bona fide services to the Company or any of its subsidiaries (other than services in connection with the offering or sale of securities or as a market maker or promoter of securities of the Company). As of the date of this Proxy Statement, there are approximately 350 employees, including officers, of the Company and its subsidiaries and seven non-employee Directors of the Company and its subsidiaries who would potentially be eligible to receive awards under the amended 2018 Plan.

Authorized Shares

The amended 2018 Plan authorizes the issuance of up to 7,050,000 shares of the Company’s common stock. The amended 2018 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the amended 2018 Plan, except as may be required by the Administrator or applicable law or stock exchange rules.

Shares that are subject to or underlie awards which expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the amended 2018 Plan are available for reissuance under the amended 2018 Plan. However, the amended 2018 Plan prohibits liberal share recycling. Accordingly, shares tendered or withheld to satisfy the exercise price of options or tax withholding obligations, and shares covering the portion of exercised stock-settled SARs (regardless of the number of shares actually delivered), count against the share limit.

Awards Under the Amended 2018 Plan

Because awards under the amended 2018 Plan are granted in the discretion of the Board or a committee of the Board, the type, number, recipients and other terms of future awards cannot be determined at this time.

No Repricing

In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the amended 2018 Plan (by amendment, cancellation and regrant, exchange for other awards or cash or other means) that would constitute a repricing of the per share exercise or base price of the award.

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Minimum Vesting Schedule

The amended 2018 Plan requires a minimum one year cliff vesting schedule for all equity award types under the amended 2018 Plan. This minimum vesting schedule will apply to at least 95% of the shares authorized for grant under the amended 2018 Plan.

Dividends and Dividend Equivalents

Accrued dividends or dividend equivalent amounts shall not be paid unless and until the awards to which they relate become vested.

Types of Awards

The amended 2018 Plan authorizes stock options, SARs, restricted stock, RSUs, PSUs and other forms of awards that may be granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards. The amended 2018 Plan provides flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards may, in certain cases, be paid or settled in cash.

Stock Options

A stock option is a right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. On April 2, 2020, the last sale price of the Company’s common stock as reported on NASDAQ was $7.88 per share. The maximum term of an option is ten years from the date of grant. An option may be either an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently than nonqualified stock options and are subject to more restrictive terms under the Internal Revenue Code of 1986, as amended (the “Code”) and the amended 2018 Plan. Incentive stock options may be granted only to employees of the Company or a subsidiary.

Stock Appreciation Rights

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of shares of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price is established by the Administrator at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of the Company’s common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

Restricted Stock

Shares of restricted stock are shares of the Company’s common stock that are subject to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of time (the “restricted period”). Subject to the restrictions provided in the applicable award agreement and the amended 2018 Plan, a participant receiving restricted stock may have all of the rights of a stockholder as to such shares, including the right to vote and the right to receive dividends; provided, however, that dividends on unvested shares shall be accrued and shall be paid only if the restricted stock to which they relate become vested.

Restricted Stock Units

A restricted stock unit represents the right to receive one share of the Company’s common stock on a specific future vesting or payment date. Subject to the restrictions provided in the applicable award agreement and

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the amended 2018 Plan, a participant receiving RSUs has no rights as a stockholder until the shares of common stock are issued to the participant. RSUs may be granted with dividend equivalent rights. RSUs may be settled in cash if so provided in the applicable award agreement.

Performance Stock Units

A  PSU is a performance-based award that entitles the recipient to receive shares of the Company’s common stock based on attainment of one or more performance goals. Each PSU shall designate a target number of shares covered by the award, with the actual number of PSUs earned (if any) based on a formula set forth in the award agreement related to the attainment of one or more performance goals. Subject to the restrictions provided in the applicable award agreement and the amended 2018 Plan, a participant receiving PSUs has no rights as a stockholder until the shares of common stock are issued to the participant. PSUs may be granted with dividend equivalent rights. PSUs may be settled in cash if so provided in the applicable award agreement.

Cash Awards

The Administrator, in its sole discretion, may grant cash awards, including without limitation discretionary awards, awards based on objective or subjective performance criteria, and awards subject to other vesting criteria.

Other Awards

The other types of awards that may be granted under the amended 2018 Plan include, without limitation, stock bonuses, dividend equivalents, and similar rights to purchase or acquire shares of the Company’s common stock.

Change of Control

Unless otherwise provided in an applicable award agreement, upon a change of control (as defined in the amended 2018 Plan), the Administrator shall have full discretion to take whatever actions it deems necessary or appropriate, including but not limited to the following actions: (1) provide for full or partial accelerated vesting of any award or portion thereof, either immediately prior to the change of control or on such terms and conditions following the change of control (such as a termination without cause) as the Administrator determines in its sole and absolute discretion; (2) provide for the assumption of such awards (or portions thereof) or the substitution of such awards (or portions thereof) with similar awards of the surviving or acquiring Company; (3) provide for the cash-out and cancellation of any award (or portion thereof); and (4) take any other actions as the Administrator deems necessary or advisable in connection with such change of control transaction. If the surviving or acquiring company does not assume the outstanding awards (or portions thereof) or substitute similar stock awards for those outstanding under the amended 2018 Plan as of the change of control, then the vesting and exercisability (if applicable) of all awards (or portions thereof) shall be accelerated in full immediately prior to such change of control, and such outstanding awards (or portions thereof) shall terminate and/or be payable upon the occurrence of the change of control. The Administrator may take different actions with respect to different participants under the amended 2018 Plan, different awards under the amended 2018 Plan, and different portions of awards granted under the amended 2018 Plan.

Transferability of Awards

Awards under the amended 2018 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders, and with respect to awards with exercise features, are generally exercisable during the recipient’s lifetime only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and

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procedures for the transfer of awards to other persons or entities, as long as such transfers comply with applicable federal and state securities laws and provided that any such transfers are not for consideration.

Adjustments

As is customary in plans of this nature, the share limit and the number and kind of shares available under the amended 2018 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority

The amended 2018 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Non-Competition and Clawback Policy

By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the amended 2018 Plan, participants agree to be bound by and subject to certain restrictive covenants and may forfeit their awards upon breach of such restrictive covenants. Awards are subject to any clawback policy adopted by the Company from time to time.

Awards to Directors

The amended 2018 Plan is the exclusive vehicle for awards of cash and equity compensation to be paid or provided to the Company’s non-employee directors. Non-employee directors are eligible to receive all forms of awards to the extent permissible under the amended 2018 Plan. Cash awards to non-employee directors may take any form determined by the Administrator in its sole and absolute discretion, including, but not limited to, retainers, committee fees, chairperson fees, per meeting fees, and special fees for committee service. Cash awards paid to any non-employee director may not exceed $400,000 in any fiscal year. Equity awards to non-employee directors may take any form determined by the Administrator in its sole and absolute discretion. Equity awards granted to any non-employee director may not have a grant date fair value in excess of $400,000 in any fiscal year.

Termination of, or Changes to, the Amended 2018 Plan

The Administrator may amend or terminate the amended 2018 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable stock exchange rules or as required under Sections 162, 409A, 422 or 424 of the Code to preserve the intended tax consequences of the amended 2018 Plan. For example, stockholder approval is required for any proposed amendment to increase the maximum number of shares that may be delivered with respect to awards granted under the amended 2018 Plan. Adjustments as a result of stock splits or similar events will not, however, be considered amendments requiring stockholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the amended 2018 Plan will terminate ten years after the date on which the amended 2018 Plan was approved by the Board. Outstanding awards generally will continue following the expiration or termination of the amended 2018 Plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

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Certain Federal Tax Consequences

The following summary of the federal income tax consequences of awards under the amended 2018 Plan is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences. The tax consequences of individual awards may vary depending upon the particular circumstances applicable to any individual participant.

Nonqualified Stock Options

The grant of a nonqualified stock option under the amended 2018 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Stock Options

The grant of an incentive stock option (or “ISO”) under the amended 2018 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock

Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this

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income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted in an amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) Election. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued. The Company is entitled to a deduction equal to the amount of income taken into account as a result of the Section 83(b) Election, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

To the extent dividends are paid while the restrictions on the stock are in effect, any such dividends will be taxable to the participant as ordinary income (and will be treated as additional wages for federal income and employment tax withholding purposes, if the recipient is an employee) and will be deductible by the Company (subject to possible limitations imposed by the Code, including Section 162(m) thereof), unless the participant has made a Section 83(b) Election, in which case the dividends will generally be taxed at dividend rates and will not be deductible by the Company.

Other Awards

Other awards (such as RSUs and PSUs) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code

Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as the Company’s chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company.  We may be prohibited under Code Section 162(m) from deducting compensation paid pursuant to the amended 2018 Plan to our “covered employees.”

Section 409A of the Internal Revenue Code

Section 409A of the Code provides certain requirements for the deferral and payment of deferred compensation arrangements. In the event that any award under the amended 2018 Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above. In addition, the amount taxable will be subject to an additional 20% federal income tax along with other potential taxes and penalties. It is intended, although not guaranteed, that

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all awards issued under the amended 2018 Plan will either be exempt from or compliant with the requirements of Section 409A of the Code.

Interested Parties

Because approval of the 2018 Plan amendment will increase the number of shares available for issuance to the directors and executive officers of the Company, each of those persons has an interest in and may benefit from the approval of the 2018 Plan amendment.

Vote Required for Approval

Approval of the 2018 Plan amendment will require the affirmative vote of a majority of the shares present or represented at the Annual Meeting. Abstentions will be counted as votes against this matter, and broker non-votes will have no effect on the vote on this matter.

ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S 2018 EQUITY INCENTIVE PLAN.

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ALL OTHER BUSINESS THAT MAY COME BEFORE THE
2020 ANNUAL MEETING

As of the date of this Proxy Statement, the Board is not aware of any matters to be brought before the Annual Meeting other than the matters set forth in this Proxy Statement. However, if other matters properly come before the meeting in accordance with our Bylaws and SEC rules, it is the intention of the proxy holders named in the enclosed form of proxy card to vote in accordance with their discretion on such matters pursuant to such proxy card.

STOCKHOLDER NOMINATIONS AND PROPOSALS

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Any proposal that a stockholder wishes to include in the Company’s proxy statement for the 2021 annual meeting of stockholders must be received by the Company at its principal office on or prior to December 9, 2020, and must be submitted in compliance with SEC Rule 14a‑8. Proposals should be addressed to:

Corporate Secretary

PDC Energy, Inc.

1775 Sherman Street, Suite 3000

Denver, Colorado, 80203

ADVANCE NOTICE PROCEDURES UNDER THE COMPANY’S BYLAWS

Any proposal or nomination for Director that a stockholder wishes to propose for consideration at the 2021 annual meeting of stockholders, but does not seek to include in our proxy statement under applicable SEC rules, must be submitted in accordance with Section 2.9(A)(2) of the Company’s Bylaws, which provides that no business may be brought before an annual meeting of stockholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered advance notice to the Company. The notice must contain certain information specified in the Bylaws and be delivered to the Corporate Secretary at the address set forth above not less than 80 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. In the case of the 2021 annual meeting, the notice must be delivered between February 25, 2021 and March 7, 2021. However, the Bylaws also provide that if the meeting is held more than 30 days before the anniversary of the prior year’s annual meeting or 60 days after such anniversary, notice can generally be given not later than the tenth day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Pursuant to SEC Rule 14a‑4(c)(1), if our Corporate Secretary receives any stockholder proposal at the address listed above that is not timely under our Bylaws or after February 22, 2021 if the Bylaws deadline does not apply, the proxies designated by the Board will have discretionary authority to vote on such proposal.

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INFORMATION ABOUT VOTING AND THE MEETING

Who May Vote

Stockholders of PDC, as recorded in the Company’s stock register on the record date of March 31, 2020, may vote at the Annual Meeting. The outstanding voting securities of the Company as of March 31, 2020 consisted of 99,429,744 shares of common stock. Each share of common stock is entitled to one vote on each matter considered at the Annual Meeting.

How Proxies Work

The Board is asking for your proxy. Giving the Board your proxy means that you authorize our representatives to vote your shares at the Annual Meeting in the manner you direct. We will vote your shares as you specify. You may vote for, or withhold your vote from, any of the Director nominees. You may also vote for or against the other proposals, or abstain from voting. If your shares are held in your name with our transfer agent (which is sometimes referred to as being a “stockholder of record”), you can vote by completing, signing and dating your proxy card and returning it in the enclosed envelope. If you provide a signed proxy card but do not specify how to vote, your shares will be voted (1) in favor of amending the Company’s Certificate of Incorporation to declassify the Board and to provide for the immediate annual election of directors; (2) if Proposal No. 1 to declassify the Board is approved, in favor of approval of each of the eight Director nominees named in this Proxy Statement; (3) if Proposal No. 1 to declassify the Board is not approved, in favor of approval of the Class I Director nominees named in this Proxy Statement; (4) to approve, on an advisory basis, the compensation of the Company’s NEOs; (5) in favor of the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (6) to approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the maximum number of shares of common stock of the Company that may be issued pursuant to awards under the 2018 Equity Incentive Plan. If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the proxy.

If you hold shares through a broker, bank or other nominee, you will receive material from that firm asking how you want to vote and instructing you of the procedures to follow in order for you to vote your shares. If the nominee does not receive voting instructions from you, it may vote only on proposals that are considered “routine” matters under applicable rules. A nominee’s inability to vote on some proposals because it lacks discretionary authority to do so is commonly referred to as a “broker non‑vote.” The effect of broker non‑votes, if any, may be different for each of the various proposals to be voted upon at the Annual Meeting. For a description of the effect of broker non‑votes on each proposal, see “Votes Needed” below.

Notice and Access

We distribute our proxy materials to certain stockholders via the Internet under the “Notice and Access” approach permitted by rules of the SEC. This approach conserves natural resources and reduces our distribution costs, while providing a timely and convenient method of accessing the materials and voting. On or before April 8, 2020, we mailed a Notice of Internet Availability of Proxy Materials to participating stockholders, containing instructions on how to access the proxy materials on the Internet to vote your shares over the Internet or by telephone. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, then you should follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.

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Voting 401(k) and Profit Sharing Plan Shares

If you are a participant in PDC’s 401(k) and Profit Sharing Plan and have shares of PDC common stock credited to your plan account as of the record date, you have the right to direct the plan trustee how to vote those shares. The trustee will vote the shares in your plan account in accordance with your instructions. Your vote may not be counted if your proxy card is not received by May 20, 2020. You cannot vote such shares at the Annual Meeting or change your vote.

Revoking a Proxy

If you are a stockholder of record, you may revoke your initial proxy vote before it is voted at the Annual Meeting by:

•	Submitting a new signed proxy card with a later date;
•	Notifying PDC’s Corporate Secretary in writing before the meeting that you wish to revoke your proxy card; or
•

Appearing at the Annual Meeting, notifying the inspector of the election that you wish to revoke your proxy card, and voting in person at the Annual Meeting. Merely attending the Annual Meeting will not result in the revocation of your proxy card.

If you hold your shares through a broker, bank or other nominee, you must follow their instructions to revoke your initial proxy vote or to otherwise vote at the Annual Meeting.

Quorum

In order to carry on the business of the Annual Meeting, there must be a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the Annual Meeting, either by proxy or in person. Treasury shares, which are shares owned by PDC itself, are not voted and do not count for this purpose. Abstentions and broker non‑votes will count for quorum purposes.

Votes Needed

The following table presents the voting requirements for electing the Director nominees and for approving the other proposals presented in this Proxy Statement.

PROPOSAL	VOTE REQUIRED TO ELECT OR APPROVE
Proposal No. 1
Amend the Certificate of Incorporation to Declassify the Board and Provide for the Immediate Annual Election of Directors.

The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company. Abstentions and broker non-votes will not be counted and will have the same effect as a vote against Proposal No. 1.

Proposal No. 2
Election of Eight Directors, If Proposal No. 1 is Approved.

If Proposal No. 1 to declassify the Board is approved, the eight Director nominees who receive the greatest number of votes will be elected Director for a one‑year term ending in 2021. There is no cumulative voting for Directors. “Withhold” votes and broker non‑votes will have no effect on the election of Directors.

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PROPOSAL	VOTE REQUIRED TO ELECT OR APPROVE
Proposal No. 3
Election of Two Class I Directors, If Proposal No. 1 is Not Approved.

If Proposal No. 1 to declassify the Board is not approved, the two Class I Director nominees who receive the greatest number of votes will be elected Director for a three‑year term ending in 2023. There is no cumulative voting for Directors. “Withhold” votes and broker non‑votes will have no effect on the election of Directors.

Proposal No. 4
Approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

The affirmative vote of a majority of shares present or represented at the Annual Meeting is required for approval. Abstentions will be counted as votes against Proposal No. 4. Broker non‑votes will have no effect on the vote on Proposal No. 4.

Proposal No. 5
Ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The affirmative vote of a majority of shares present or represented at the Annual Meeting is required for ratification. Abstentions will be counted as votes against Proposal No. 5. Broker non-votes will have no effect on the vote on Proposal No. 5.

Proposal No. 6
Approve an Amendment to the 2018 Equity Incentive Plan

The affirmative vote of a majority of shares present or represented at the Annual Meeting is required for approval. Abstentions will be counted as votes against Proposal No. 6. Broker non-votes will have no effect on the vote on Proposal No. 6.

Attending in Person

Only stockholders or their proxy holders, and PDC guests, may attend the Annual Meeting. For safety and security reasons, no cameras, audio or video recording equipment, large bags, briefcases, packages or other items deemed unnecessary in PDC’s discretion will be permitted at the Annual Meeting. In addition, each stockholder, proxy holder, and PDC guest may be asked to present valid, government‑issued picture identification, such as a driver’s license, before being admitted to the Annual Meeting.

If your shares are held in the name of your broker, bank, or other nominee, you must bring to the Annual Meeting an account statement or letter from the nominee indicating that you beneficially owned the shares on March 31, 2020, the record date for receiving notice of, attending, and voting at the Annual Meeting.

Conduct of the Meeting

The Chairman and the Chief Executive Officer have broad authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to speak at the Annual Meeting. The Chairman and the Chief Executive Officer may also exercise broad discretion in recognizing stockholders who wish to speak. In light of the need to conclude the Annual Meeting within a reasonable period of time, there can be no assurance that every stockholder who wishes to speak will be able to do so. The Chairman and the Chief Executive Officer may also rely on applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting is conducted in a manner that is fair to all stockholders.

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Solicitation of Proxies

The Company will bear all costs related to the solicitation of proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable and appropriate expenses incurred by them in sending the proxy materials to the beneficial owners of the Company’s common stock. In addition to solicitations by mail, Directors, officers and employees of the Company may solicit proxies by telephone and, to the extent necessary, other electronic communication and personal interviews, without additional compensation.

Appraisal Rights

No action is proposed at the Annual Meeting for which the laws of the State of Delaware or our Bylaws provide a right of our stockholders to dissent and obtain appraisal of or payment for such stockholders’ common stock.

Contact Information

If you have questions or need more information about the Annual Meeting, or if you wish to submit a question or question to be asked at the Annual Meeting, you may write to or call:

Corporate Secretary

PDC Energy, Inc.

1775 Sherman Street, Suite 3000

Denver, CO 80203

(303) 860‑5800

corpsecretary@pdce.com

For information about shares registered in your name, call PDC at (800) 624‑3821. You are also invited to visit PDC’s website at www.pdce.com. The Company’s website materials are not incorporated by reference into this Proxy Statement.

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HOUSEHOLDING INFORMATION

The SEC permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This process, which is commonly referred to as “householding,” is intended to reduce the volume of duplicate information stockholders receive and reduce expenses for companies. Both the Company and some of our intermediaries may be householding our proxy materials and annual report. Once you have received notice from your broker or another intermediary that they will be householding materials sent to your address, householding will continue until you are notified otherwise or until you revoke your consent. Should you wish to receive separate copies of our annual report and proxy statement in the future, we will promptly deliver a separate copy of each of these documents to you if you send a written or oral request to us at our phone number or address appearing on the cover of this Proxy Statement, to the attention of the Corporate Secretary. If you hold your shares through an intermediary that is householding and you want to receive separate copies of our annual report and proxy statement in the future, you should contact your bank, broker or other nominee record holder.

By Order of the Board of Directors,

Barton R. Brookman

President and Chief Executive Officer

Dated: April 8,  2020

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF COMMON STOCK OF THE COMPANY, ON WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10‑K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. COPIES MAY BE OBTAINED FREE OF CHARGE BY WRITING TO INVESTOR RELATIONS, PDC ENERGY, INC., 1775 SHERMAN STREET, SUITE 3000, DENVER, COLORADO 80203.

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APPENDIX A

Non-GAAP Financial Measures

The following three tables provide reconciliations of debt, adjusted cash flows from operations per share, and adjusted EBITDAX to their most comparable U.S. GAAP measures (in millions, except per share data):

ADJUSTED CASH FLOWS FROM OPERATIONS

	Twelve Months
	Ended
	December 31,
	2019	2018
Adjusted cash flows from operations:
Net cash from operating activities	$858.2	$889.3
Changes in assets and liabilities	(32.8)	(80.9)
Adjusted cash flows from operations	$825.4	$808.4
Adjusted cash flows from operations, per share	$12.90	$12.19
Capital expenditure for development of crude oil and natural gas properties	(855.9)	(946.4)
Change in accounts payable related to capital expenditures	68.2	(36.3)
Free cash flow (deficit)	$37.70	$(174.30)

ADJUSTED EBITDAX

	Twelve Months
	Ended
	December 31,
	2019	2018
Net loss to adjusted EBITDAX:
Net Income (loss)	$(56.7)	$2.0
Loss on commodity derivative instruments	162.8	(145.2)
Net settlements on commodity derivative instruments	(17.6)	(115.5)
Non‑cash stock‑based compensation	23.8	21.8
Interest expense, net	71.1	70.3
Income tax benefit	(3.3)	5.4
Impairment of properties and equipment	38.5	458.4
Impairment of goodwill	—	—
Exploration, geologic, and geophysical expense	4.1	6.2
Depreciation, depletion, and amortization	644.2	559.8
Accretion of asset retirement obligations	6.1	5.1
Loss on extinguishment of debt	—	—
Gain on sale of properties and equipment	9.7	0.4
Adjusted EBITDAX	$882.7	$868.7

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	Twelve Months
	Ended
	December 31,
	2019	2018
Cash from operating activities to adjusted EBITDAX:
Net cash from operating activities	$858.2	$889.3
Interest expense, net	71.1	70.3
Amortization of debt discount and issuance costs	(13.6)	(12.8)
Exploration, geologic, and geophysical expense	4.1	6.2
Exploratory dry hole expense	—	(0.1)
Other	(4.3)	(3.3)
Changes in assets and liabilities	(32.8)	(80.9)
Adjusted EBITDAX	$882.7	$868.7

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APPENDIX B

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF PDC ENERGY, INC.

PDC Energy, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors (the “Board”) of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Company be amended by changing the Article thereof numbered FIFTH so that, as amended, said Article shall be and read as follows:

The business and affairs of the Corporation shall be managed by or under the direction of the Board. Other than directors who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, all directors shall be elected annually, and at each annual meeting of stockholders, directors shall be elected for a term of office to expire at the next annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. Subject to the rights of the holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause may be filled by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his or her predecessor. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

The number of directors on the Board shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board but shall in no event be fewer than three (3) or more than nine (9), subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any. Unless and except to the extent that the bylaws of the Corporation so provide, the election of directors need not be by written ballot.

SECOND: That thereafter, pursuant to the resolution of the Board, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this [__] day of [_____], 2020.

By:
Authorized Officer
Title:
Name:
Print or Type

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APPENDIX C

CERTIFICATE OF INCORPORATION

OF

PDC ENERGY, INC.

As amended by the Board on May 26, 2020

PDC Energy, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”), hereby certifies as follows:

FIRST:  The name of the Corporation is PDC Energy, Inc.

SECOND:  The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 in New Castle County, Delaware. The name of its registered agent at such address is Corporation Service Company.

THIRD:  The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL as it currently exists or may hereafter be amended.

FOURTH:  The total number of shares of stock that the Corporation shall have authority to issue is 200,000,000 shares of stock, classified as (i) 50,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), and (ii) 150,000,000 shares of common stock, par value $0.01 per share (“Common Stock”).

The designations and the powers, preferences, rights, qualifications, limitations and restrictions of Preferred Stock and Common Stock are as follows:

1.   Provisions Relating to Preferred Stock.

(a)   Preferred Stock may be issued from time to time in one or more classes or series, the shares of each series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the “Board”) as hereafter prescribed (a “Preferred Stock Designation”).

(b)   Authority is hereby expressly granted to and vested in the Board to authorize the issuance of Preferred Stock from time to time in one or more classes or series, and with respect to each series of Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted by the Board providing for the issuance thereof the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to each series of Preferred Stock, including, but not limited to, the following:

(i)   whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(ii)   the number of shares to constitute the series and the designations thereof;

(iii)   the preferences, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

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(iv)   whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(v)   whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

(vi)   the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(vii)   the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

(viii)   whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix)   such other powers, preferences, rights, qualifications, limitations and restrictions with respect to any series as may to the Board seem advisable.

(c)   The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects.

2.   Provisions Relating to Common Stock.

(a)   Common Stock shall be subject to the express terms of Preferred Stock and any series thereof. Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders. Each holder of Common Stock shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law on all matters put to a vote of the stockholders of the Corporation.

(b)   Notwithstanding the foregoing, except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.

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(c)   Subject to the prior rights and preferences, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive ratably in proportion to the number of shares of Common Stock held by them such dividends and distributions (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board at any time and from time to time out of any funds of the Corporation legally available therefor.

(d)   In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. A liquidation, dissolution or winding-up of the Corporation, as such terms are used in this paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

(e)   The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either Common Stock or Preferred Stock voting separately as a class shall be required therefor.

FIFTH:  The business and affairs of the Corporation shall be managed by or under the direction of the Board. ~~The directors, o~~Other than directors ~~those~~ who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, ~~shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, with the initial term of office of one class, the members of which shall be designated as the Class III Directors, to expire at the 2016 annual meeting, the initial term of office of the second class to expire at the 2017 annual meeting (the “Class I Directors”), and the initial term of office of the third class to expire at the 2018 annual meeting (the “Class II Directors”),~~all directors shall be elected annually, and at each annual meeting of stockholders, directors shall be elected for a term of office to expire at the next annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified.  ~~At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.  The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III at the time such classification becomes effective.~~ Subject to the rights of the holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause may be filled by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director.  Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his predecessor.  No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

The number of directors on the Board shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board but shall in no event be fewer than three (3) or more than nine (9), subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any. Unless and except to the extent that the bylaws of the Corporation so provide, the election of directors need not be by written ballot.

SIXTH:  Any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock

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having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

SEVENTH:  Special meetings of stockholders of the Corporation may be called by the Chief Executive Officer, the Chairman of the Board, the Board pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies, or, to the extent so provided in the bylaws of the Corporation, holders of not less than 10% in voting power of the then-outstanding shares of stock entitled to vote in an election of directors.

EIGHTH:  In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal the bylaws of the Corporation without any action on the part of the stockholders of the Corporation; provided, however, that the provisions of this Article Eighth notwithstanding, the bylaws of the Corporation shall not be adopted, altered, amended or repealed by the stockholders of the Corporation except by the vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board that was valid at the time it was taken.

NINTH:  No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the preceding sentence, a director of the Corporation shall not be liable to the fullest extent permitted by any amendment to the DGCL hereafter enacted that further limits the liability of a director.

Any amendment, repeal or modification of this Article Ninth shall be prospective only and shall not affect any limitation on liability of a director for acts or omissions occurring prior to the date of such amendment, repeal or modification.

TENTH:  The Corporation shall have the right, subject to any express provisions or restrictions contained in this Certificate of Incorporation or bylaws of the Corporation, from time to time, to amend this Certificate of Incorporation or any provision hereof in any manner now or hereafter provided by applicable law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Certificate of Incorporation or any amendment hereof are subject to such right of the Corporation.

ELEVENTH:  Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the bylaws of the Corporation (as either may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation as of this 5th day of June, 2015.

PDC ENERGY, INC.

By:
Name:	Daniel W. Amidon
Title:	Incorporator

Address:	1775 Sherman St. Suite 3000
Denver, CO 80203

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APPENDIX D

PDC ENERGY, INC.

2018 EQUITY INCENTIVE PLAN

Amendment No. 1

THIS AMENDMENT No. 1 to the PDC Energy, Inc. 2018 Equity Incentive Plan (the “Plan”) is adopted as of March 24, 2020.

WHEREAS, the Board of Directors (the “Board”) of PDC Energy, Inc. (the “Company”) has the general authority to amend the Plan pursuant to Section 10.5 of the Plan; and

WHEREAS, the Board desires to amend the Plan to increase the number of shares of Company common stock available for issuance under the Plan from 1,800,000 to 7,050,000 shares, subject to and effective upon approval of this Amendment No. 1 by the Company’s stockholders.

NOW THEREFORE, the Board hereby amends the Plan as follows:

1.   Increase in Share Reserve. Subject to and effective upon approval of this Amendment No. 1 by the Company’s stockholders, Section 4.2 of the Plan is hereby deleted in its entirety and replaced with the following:

“4.2.  Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under the Plan (the “Share Limit”) may not exceed 7,050,000 shares of Common Stock. The foregoing Share Limit is subject to adjustment as contemplated by Section 8.1 and Section 10.9.”

2.   Effect on Plan. The Plan shall remain unchanged and in full force and effect except as otherwise set forth in this Amendment No. 1.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment No. 1 to the Plan as of the date first indicated above.

PDC ENERGY, INC.
A Delaware corporation

Name:
Title:	Sr. Vice President and General Counsel

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APPENDIX E

PDC ENERGY, INC.
2018 EQUITY INCENTIVE PLAN

Adopted by the Board on March 30, 2018
Approved by the Company’s stockholders on May 30, 2018

Conformed Copy Incorporating the Amendment adopted by the Board on March 24, 2020

1.   ESTABLISHMENT AND PURPOSE OF PLAN

PDC Energy, Inc., a Delaware corporation (the “Company”), hereby establishes the PDC Energy, Inc. 2018 Equity Incentive Plan (the “Plan”) as set forth in this document. The purpose of the Plan is to promote the success of the Company and to increase stockholder value by providing an additional means to attract, motivate, retain and reward selected employees, non-employee directors, and other eligible persons through the grant of equity and cash Awards that align the interests of Plan Participants with the interests of the Company’s stockholders.

2.   DEFINITIONS

2.1  Defined Terms. Whenever used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a)   “Administrator” shall mean the Board or one or more committees appointed by the Board (or appointed by another committee within that committee’s delegated authority) to administer all or certain aspects of this Plan, as set forth in Section 3 hereof.

(b)   “Affiliate” shall have the meaning ascribed to such term in Rule 12b‑2 of the General Rules and Regulations of the Exchange Act.

(c)   “Award” shall mean a grant under the Plan of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Stock Unit, cash Award, or Other Stock-Based Award.

(d)   “Award Agreement” shall mean a written or electronic Award agreement evidencing the grant of an Award under the Plan and containing the terms and conditions of such Award, as determined by the Administrator.

(e)   “Board” shall mean the board of directors of the Company.

(f)   “Cause” shall have the meaning set forth in the applicable Award Agreement, or if not defined therein, shall, in the case of an employee, have the meaning assigned to such term in any individual employment agreement between the Company or its Subsidiaries and the Participant, or if none, in the Company severance plan (if any) covering the Participant.

(g)   “Change in Control” shall mean the first day that any one or more of the following conditions shall have been satisfied:

1.   the “beneficial ownership” of securities as defined in Rule 13d‑3 under the Exchange Act representing more than thirty-three percent (33%) of the combined voting power of the Company is acquired by any “person” as defined in Section 3(a)(9) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or

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indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

2.   the consummation of the transactions contemplated by a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, unless the stockholders of the Company immediately prior to such transaction own, directly or indirectly, at least 50% of the voting power of the resulting or purchasing entity in such transaction in substantially the same proportions as their ownership of the Company immediately prior to such transaction; or

3.   the approval by the stockholders of a plan of liquidation; or

4.   during any period of three consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

(h)   “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i)   “Common Stock” shall mean the common stock of the Company, par value $0.01 per share, and such other securities or property as may become the subject of Awards under this Plan pursuant to an adjustment made under Section 8.1.

(j)   “Company” shall mean PDC Energy, Inc., a Delaware corporation.

(k)   “Disability” shall mean the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company.

(l)   “Effective Date” shall mean the date on which this Plan is approved by the stockholders of the Company.

(m)   “Eligible Person” shall have the meaning set forth in Section 5 hereof.

(n)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)   “Fair Market Value” shall mean (i) the closing sales price per share of Common Stock on the U.S. national securities exchange or over-the-counter market on which the Common Stock is principally traded on the date on which Fair Market Value is being determined or (ii) if the shares of Common Stock are not then listed on any national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as reasonably determined by the Administrator in good faith and, to the extent necessary, in accordance with the requirements of Section 409A of the Code.

(p)   “Incentive Stock Option” or “ISO” shall mean an incentive stock option within the meaning of Section 422 of the Code.”

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(q)   “Non-Qualified Stock Option” or “NSO” means an Option other than an Incentive Stock Option.

(r)   “Option” shall mean a compensatory stock option granted pursuant to Section 6.1.1.

(s)   “Other-Stock Based Award” shall mean a stock-based Award issued pursuant to Section 6.1.7.

(t)   “Participant” shall mean any Eligible Person that has been issued an Award under the Plan.

(u)   “Performance Stock Unit” or “PSU” shall mean a performance stock unit Award issued pursuant to Section 6.1.5.

(v)   “Plan” shall have the meaning set forth in Section 1 hereof.

(w)   “Restricted Stock” shall mean shares of forfeitable Common Stock issued pursuant to Section 6.1.3.

(x)   “Restricted Stock Unit” or “RSU” shall mean a restricted stock unit issued pursuant to Section 6.1.4.

(y)   “Section 409A” shall mean section 409A of the Code and related Treasury regulations and pronouncements.

(z)   “Securities Act” shall mean the Securities Act of 1933, as amended.

(aa)   “Share Limit” shall have the meaning set forth in Section 4.2.

(bb)   “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted pursuant to Section 6.1.2.

(cc)   “Subsidiary” shall mean any corporation or other entity controlled by the Company directly or indirectly though one or more intermediaries.

2.2  Construction. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

3.   PLAN ADMINISTRATION

3.1  Plan Administrator. This Plan shall be administered by and all Awards under this Plan shall be authorized by the Administrator. Any committee appointed by the Board to act as the Administrator shall be comprised solely of one or more directors or such other number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, its powers under this Plan (a) to determine the Eligible Persons who will receive grants of Awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Company or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the

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members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b‑3 under the Exchange Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b‑3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (as defined by the rules of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Company and shall be administered exclusively by the Board or a committee consisting solely of independent directors.

3.2  Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of Awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)   determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards under this Plan;

(b)   grant Awards to Eligible Persons, determine the price at which securities will be offered or Awarded and the number of securities to be offered or Awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;

(c)   approve the forms of Award agreements (which need not be identical either as to type of Award or among Participants);

(d)   construe and interpret this Plan and any Award Agreements defining the rights and obligations of the Company, its Subsidiaries, and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards granted under this Plan;

(e)   cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards, subject to any required consent under Section 10.5.5;

(f)   accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding Awards (in the case of Options or Stock Appreciation Rights, within the maximum ten-year term of such Awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 10.5.5;

(g)   adjust the number of shares of Common Stock subject to any Award, adjust the price of any or all outstanding Awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 10.5.5, and provided that in no case (except due to an adjustment contemplated by Section 8) shall the terms of any outstanding Awards be amended (by amendment, cancellation and regrant, or other means) to reduce the per share exercise or base price of any outstanding Option or Stock Appreciation Right or other Award

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granted under this Plan, or be exchanged for cash, other Awards or Option or Stock Appreciation Rights with an exercise price that is less than the per share exercise price of the original Option or Stock Appreciation Rights, without stockholder approval, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h)   determine the date of grant of an Award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an Award shall be the date upon which the Administrator took the action granting an Award);

(i)   determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof and authorize the termination, conversion, substitution, acceleration or succession of Awards upon the occurrence of an event of the type described in Section 8;

(j)   acquire or settle rights under Awards in cash, stock of equivalent value, or other consideration, subject to the provision of the Plan; and

(k)   determine the Fair Market Value of the Common Stock or Awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3  Binding Determinations. Any action taken by, or inaction of, the Company, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law. The foregoing right of indemnification shall be in addition to any right of indemnification set forth in the Company’s certificate of incorporation and bylaws, as the same may be amended from time to time, or under any directors and officers liability insurance coverage or written indemnification agreement with the Company that may be in effect from time to time.

3.4  Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Company. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5  Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Company as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or any of its Subsidiaries or to third parties.

4.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1  Shares Available. Subject to the provisions of Section 8.1, the capital stock available for issuance under this Plan shall be shares of the Company’s authorized but unissued Common Stock or previously issued Common Stock that has been reacquired by the Company.

4.2  Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan (the “Share Limit”) may not exceed

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~~1,800,000~~ 7,050,000 shares of Common Stock. The foregoing Share Limit is subject to adjustment as contemplated by Section 8.1 and Section 10.9.

4.3  Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting and to avoid double counting (as, for example, in the case of tandem or substitute Awards) as it may deem necessary or desirable in its sole discretion. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, to the extent that an Award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, or otherwise terminated without delivery of shares to the Participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan. Notwithstanding the foregoing, shares that are withheld from such an Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such an Award, and the total number of shares subject to the exercised portion of a stock-settled SAR (regardless of the actual lesser of number shares delivered to the Participant), shall be deemed to have been issued hereunder and shall reduce the number of shares remaining available for issuance under the Plan.

4.4  Reservation of Shares; No Fractional Shares. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Company has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of Awards under this Plan.

5.   ELIGIBILITY

5.1  Eligible Persons. The Administrator (as such term is defined in Section 3.1) may grant Awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its Subsidiaries; (b) a non-employee director of the Company or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its Subsidiaries) to the Company or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Company’s eligibility to use Form S‑8 to register under the Securities Act, the offering and sale of shares issuable under this Plan by the Company, or the Company’s compliance with any other applicable laws.

5.2  Participation. The Administrator shall, in its sole and absolute discretion, select from among the Eligible Employees those individuals who shall receive Awards and become Participants under the Plan. There is no right of any Eligible Person to receive an Award under the Plan, and the Administrator has absolute discretion to treat Eligible Employees differently from one another under the Plan. Receipt of an Award by a Participant shall not create the right to receive future Awards under the Plan, but a Participant who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine.

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6.   AWARDS

6.1  Type and Form of Awards. The Administrator shall determine the type or types of Award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or one of its Subsidiaries. The types of Awards that may be granted under this Plan are:

6.1.1 Stock Options. An Option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period at a fixed exercise price as determined by the Administrator.

(a)   General Option Provisions.  Options may only be granted to Eligible Persons for whom the Company would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A‑1(b)(5)(iii)(E). An Option may be intended to be an Incentive Stock Option or a Nonqualified Stock Option. The Award agreement for an Option will indicate if the Option is intended as an ISO; otherwise it will be deemed to be a Nonqualified Stock Option. The maximum term of each Option (ISO or NSO) shall be ten (10) years. The per share exercise price for each Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option. Each Option shall become exercisable at such times and under such conditions and shall be subject to such other terms as may be determined by the Administrator in its discretion. When an Option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

(b)   Additional Rules Applicable to ISOs. Notwithstanding the general option rules set forth in subsection (a), above, the following rules shall apply to options intended to qualify as ISOs. ISOs may only be granted to employees of the Company or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Company and ending with the subsidiary in question). To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Company or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. There shall be imposed in any Award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

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6.1.2 Stock Appreciation Rights. A Stock Appreciation Right or “SAR” is an Award that entitles the Participant to receive, upon exercise of the SAR, a payment in cash and/or Common Stock equal to (or having a Fair Market Value equal to) the product of (x) number of SARs being exercised multiplied by (y) the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the “base price” applicable to the SAR. SARs may only be granted to Eligible Persons for whom the Company would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A‑1(b)(5)(iii)(E). The base price of the SAR shall be determined by the Administrator but shall be not less than the Fair Market Value of the Company’s Common Stock on the date of grant. The maximum term of a SAR shall be ten (10) years. SARs shall become exercisable at such times and under such conditions and shall be subject to such other terms as may be determined by the Administrator in its discretion.

6.1.3 Restricted Stock.

(a)   General Restricted Stock Provisions. Restricted Stock is Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to the provisions of Section 6.1.3(c), below).

(b)   Certificates for Shares. Shares of Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock. The Administrator may require that shares of Restricted Stock are held in escrow until all restrictions lapse.

(c)   Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, any cash dividends paid on shares of Restricted Stock and any stock distributed in connection with a stock split or stock dividend, and any other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividend or distribution was made. In addition, and subject to applicable law, the Administrator may require or permit a Participant to elect that any cash dividends paid on Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan, subject to the same vesting schedule as the Restricted Stock to which the dividend relates.

6.1.4 Restricted Stock Units.

(a)   Grant of Restricted Stock Units.  A restricted stock unit, or “RSU”, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock or, if specified in the applicable Award agreement, the Fair Market Value of one share of Common Stock paid in cash. The vesting or payment of an Award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.

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(b)   Dividend Equivalent Accounts. If (and only if) required by the applicable Award Agreement, prior to the expiration of the applicable vesting period of an RSU, the Administrator shall pay dividend equivalent rights with respect to RSUs, in which case the Company shall establish an account for the Participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. In addition, subject to applicable law, the Administrator may require or permit a Participant to elect that any such dividend equivalent amounts credited to the Participant’s account be automatically deemed reinvested in additional RSUs or applied to the purchase of additional Awards under the Plan, subject to the same vesting schedule as the RSUs to which the dividend equivalent amounts relate. The Participant shall rights to be paid the amounts or other property credited to such account at the same time as payment of the RSU.

(c)   Rights as a Stockholder.  Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Award Agreement, each Participant receiving RSUs shall have no rights as a stockholder of the Company with respect to such RSUs until such time as shares of Common Stock are issued to the Participant. In the event an RSU is settled in cash, the Participant receiving RSUs shall never receive stockholder rights with respect to such Award. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such Award.

6.1.5 Performance Stock Units.

(a)   Grant of Performance Stock Units.  A Performance Stock Unit, or “PSU,” is a performance-based Award that entitles the Participant to receive shares of Common Stock or, if specified in the Award Agreement, the Fair Market Value of such shares of Common Stock paid in cash, based on the attainment of one or more performance goals. Each Award of PSUs shall designate a target number of PSUs covered by the Award, with the actual number of shares of Common Stock earned (if any) to be based on a formula set forth in the Award Agreement related to the attainment of one or more performance goals set forth in the Award Agreement.

(b)   Dividend Equivalent Accounts. If (and only if) required by the applicable Award Agreement, the Administrator shall pay dividend equivalent rights with respect to PSUs, in which case the Participant shall be entitled to a cash payment with respect to each PSU earned and payable in an amount equal to the ordinary cash dividends that would have been payable to Participant had Participant been the owner of a number of actual shares of Common Stock equal to the number of PSUs earned, from the date of grant of the PSU Award through the date the PSU is paid. If so determined by the Administrator and set forth in the applicable Award Agreement, such cash amount may be credited with earnings or losses as if deemed reinvested in Company Common Stock or as if used to purchase additional Awards under the Plan. The amount payable shall be made in a single lump sum on the date on which payment is made in respect of the related PSUs.

(c)   Rights as a Stockholder.  Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Award Agreement, each Participant receiving PSUs shall have no rights as a stockholder of the Company with respect to such PSUs until such time as shares of Common Stock are issued to the Participant. In the event a PSU is settled in cash, the Participant receiving PSUs shall never receive stockholder rights with respect to such Award. No shares of Common Stock shall be issued at the time a

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PSU is granted, and the Company will not be required to set aside a fund for the payment of any such Award.

6.1.6 Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary Awards, Awards based on objective or subjective performance criteria, Awards subject to other vesting criteria or Awards granted consistent with Section 5.2 below). Cash Awards shall be Awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

6.1.7 Other Awards. The other types of Awards that may be granted under this Plan include: (a) stock bonuses, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

6.2  Award Agreements. Each Award (other than cash Awards described in Section 6.1.6) shall be evidenced by a written or electronic Award Agreement in the form approved by the Administrator and, if required by the Administrator, executed or accepted by the recipient of the Award. The Administrator may authorize any officer of the Company (other than the particular Award recipient) to execute any or all Award Agreements on behalf of the Company (electronically or otherwise). The Award agreement shall set forth the material terms and conditions of the Award as established by the Administrator consistent with the express limitations of this Plan.

6.3  Deferrals and Settlements. Except as otherwise set forth herein, payment of Awards may be in the form of cash, Common Stock, other Awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash Awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

6.4  Consideration for Common Stock or Awards. The purchase price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such Award;
•	cash, check payable to the order of the Company, or electronic funds transfer;
•	notice and third-party payment in such manner as may be authorized by the Administrator;
•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;
•	by a reduction in the number of shares otherwise deliverable pursuant to the Award; or

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•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In the event that the Administrator allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of an Option or otherwise) must have been owned by the Participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 9.1 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable Award Agreement, the Administrator may at any time eliminate or limit a Participant’s ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Company.

6.5  Minimum Vesting Schedule. Except as provided below, all Awards granted under the Plan shall have a minimum one (1) year cliff vesting schedule meaning that no portion of any Award may be scheduled to vest prior to one year after the date of grant of such Award. Notwithstanding the foregoing, up to five percent (5%) of the total number of shares of Common Stock authorized by the Board and the stockholders for issuance under the Plan may be granted pursuant to Awards not subject to the minimum vesting schedule described above. The Administrator may adopt reasonable counting procedures to determine whether the five percent (5%) limit in the preceding sentence has been attained. The Administrator may also apply reasonable rules and rounding conventions to determine whether an Award complies with the above-referenced minimum vesting schedule.

6.6  Transfer Restrictions.

6.6.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 6.6, by applicable law and by the Award agreement, as the same may be amended, (a) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) Awards shall be exercised only by the Participant; and (c) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

6.6.2 Exceptions. The Administrator may permit Awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

6.6.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 6.6.1 shall not apply to:

(a)   transfers to the Company,

(b)   the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

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(c)   subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)   subject to any applicable limitations on ISOs, if the Participant has suffered a Disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(e)   the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Administrator.

6.7  International Awards. One or more Awards may be granted to Eligible Persons who provide services to the Company or one of its Subsidiaries outside of the United States. Any Awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.8  Dividend and Dividend Equivalents. Notwithstanding anything to the contrary herein, in no event may accrued dividends or dividend equivalents with respect to any Award issued under the Plan be paid prior to the vesting of such Award.

7.   EFFECT OF TERMINATION OF SERVICE ON AWARDS

7.1  Termination of Employment.

7.1.1 Administrator Determination. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. If the Participant is not an employee of the Company or one of its Subsidiaries and provides other services to the Company or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the Award agreement otherwise provides) of whether the Participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

7.1.2 Stock Options and SARs. For Awards of Options or SARs, unless the Award agreement provides otherwise, the exercise period of such Options or SARs shall expire: (1) three months after the last day that the Participant is employed by or provides services to the Company or a Subsidiary (provided however, that in the event of the Participant’s death during this period, those persons entitled to exercise the Option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a Participant whose termination of employment is due to death or Disability (as defined in the applicable Award agreement), 12 months after the last day that the Participant is employed by or provides services to the Company or a Subsidiary; and (3) immediately upon a Participant’s termination for Cause. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a Participant’s termination is for Cause.

7.1.3 Other Awards. For all other Awards issued under the Plan, unless the Award agreement provides otherwise, the portion of such Awards that are unvested at the time that a Participant’s employment or service is terminated shall be forfeited and reacquired by the Company; provided however, the Administrator may provide, by rule or regulation or in any Award agreement, or

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may determine in any individual case, that such forfeiture requirement shall be waived in whole or in part.

7.2  Events Not Deemed Terminations of Service. Unless the express policy of the Company or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other paid leave of absence authorized by the Company or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award agreement.

7.3  Effect of Change of Subsidiary Status. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary of the Company, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Company or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

8.   ADJUSTMENTS; ACCELERATION

8.1  Adjustments. Upon or in contemplation of (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, (b) any merger, arrangement, combination, consolidation, or other reorganization, (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property), or (d) any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the Share Limit), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding Awards, and (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards. Any adjustment made pursuant to this Section 8.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any Award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected Participant.

8.2  Change in Control. Unless otherwise provided in an applicable Award Agreement, in the event of a Change in Control, the Administrator shall have full discretion to take whatever actions it deems necessary or appropriate with respect to outstanding Awards, including, but not limited to: (i) to provide for full or partial accelerated vesting of any Award or portion thereof, either immediately prior to such Change in Control or on such terms and conditions following the Change in Control (such as a termination without cause) as the Administrator determines in its sole and absolute discretion, (ii) to provide for the assumption of such Awards (or portions thereof) or the substitution of such Awards (or portions thereof) with similar awards of the surviving or acquiring company, in a manner designed to comply with Section 409A of the Code, (iii) to provide for the cash out and cancellation of any Award (or portion thereof) immediately prior to such Change in Control, which cash out may (in a manner designed to comply with Code Section 409A) be subject to any escrow, earn-out or other contingent or deferred payment arrangement that is contemplated by such Change in Control, and (iv) take any other actions as the Administrator deems necessary or advisable in connection with such Change in Control transaction; provided, however, that in the event the surviving or acquiring company does not assume the outstanding Awards (or portions thereof) or substitute similar stock awards for

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those outstanding under the Plan as of the Change in Control, then (i) the vesting and exercisability (if applicable) of all Awards (or portions thereof) shall be accelerated in full immediately prior to such Change in Control, and (ii) such outstanding Awards (or portions thereof) shall terminate and/or be payable upon the occurrence of the Change in Control. The Administrator may take different actions with respect to different Participants under the Plan, different Awards under the Plan, and different portions of Awards granted under the Plan.

9.   TAX PROVISIONS

9.1  Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company or one of its Subsidiaries shall have the right at its option to:

a.   require the Participant (or the Participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such Award event or payment; or

b.   deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 10.1) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the applicable withholding obligation on exercise, vesting or payment, not in excess of the maximum statutory rates in the Participant’s applicable jurisdictions.

9.2  Requirement of Notification of Code Section 83(b) Election. If any Participant shall make an election under Code Section 83(b) (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provisions of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service or other government authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

9.3  Requirement of Notification of Disqualifying Disposition.  If any Participant shall make any disposition of shares of stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

10.   OTHER PROVISIONS

10.1  Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company or one of its Subsidiaries, provide such assurances and representations to the Company or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

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10.2  Future Awards/Other Rights. No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

10.3  No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 10.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award agreement.

10.4  Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company or one of its Subsidiaries by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or one of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

10.5  Effective Date, Termination and Suspension, Amendments.

10.5.1 Effective Date and Termination. This Plan was approved by the Board and shall become effective upon approval by the stockholders at the Company’s next Annual Meeting (the “Effective Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business ten years after the date on which it was approved by the Board. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

10.5.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any period that the Board suspends this Plan.

10.5.3 Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to approval by the stockholders of the Company.

10.5.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 3.2 and 10.5.5) may make other changes to the terms and conditions of Awards. Any amendment or other action that would constitute a repricing of an Award is subject to the limitations set forth in Section 3.2(g).

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10.5.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 10.5.5.

10.6  Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. Except as expressly provided herein, no adjustment will be made for dividends or other rights as a stockholder of the Company for which a record date is prior to such date of delivery.

10.7  Governing Law; Construction; Severability.

10.7.1 Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of  Delaware.

10.7.2 Severability. If a court of competent jurisdiction holds any provision of this Plan invalid and unenforceable, the remaining provisions of this Plan shall continue in effect and the Plan shall be construed and enforced without regard to the illegal or invalid provision.

10.7.3 Plan Construction.

(a)   Rule 16b‑3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b‑3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards if an Award or event does not so qualify.

(b)   Compliance with Section 409A of the Code. The Board intends that, except as may be otherwise determined by the Administrator, any Awards under the Plan will be either exempt from or satisfy the requirements of Section 409A to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an Award, Award agreement, acceleration, adjustment to the terms of an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant’s Award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such Award, Award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or Award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the consent of or notice to the Participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Administrator will have any liability to any Participant for such tax or penalty.

(c)   No Guarantee of Favorable Tax Treatment. Although the Company intends that Awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will

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qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest or penalties the Participant might owe as a result of the grant, holding, vesting, exercise or payment of any Award under the Plan.

10.8  Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

10.9  Stock‑Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, stock appreciation right, restricted stock or other stock‑based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding Awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

10.10  Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

10.11  No Corporate Action Restriction. The existence of this Plan, the Award agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Company or any Subsidiary, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Company or any Subsidiary, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Company or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.

10.12  Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, Awards or commitments under any other plans or arrangements of the Company or its Subsidiaries.

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10.13  Restrictive Covenants and Clawback Policy.

10.13.1 Restrictive Covenants. Anything contained in the Plan to the contrary notwithstanding, unless restrictive covenants protecting the Company are set forth in an employment or other agreement by and between the Company and the Participant or in any applicable severance or similar plan sponsored by the Company, with respect to any Participant who is an employee, if the employment of any Participant shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such shares or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have earned such Award by: (i) making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof; and (ii) refraining from engaging in any activity within any county or parish, or adjacent to any county or parish, in which the Company owns any oil and gas interests that is directly or indirectly in competition with any gas, exploration and production activities, including oil and gas leasing or drilling activities of the Company or any Subsidiary or Affiliate thereof for a period of one (1) year following his or her termination of employment.

10.13.2 Breach of Restrictive Covenants. In the event of a Participant’s nonfulfillment of any condition set forth in Section 10.13.1 hereof, such Participant’s rights under any Award shall be forfeited and canceled forthwith and such forfeiture and cancellation shall be the Company’s sole remedy; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.

10.13.3 Awards Subject to Clawback. Awards under the Plan shall be subject to any clawback policy adopted by the Company from time to time.

11.   DIRECTOR COMPENSATION PROVISIONS

11.1  Plan Exclusive Vehicle for Non-Employee Director Cash and Equity Compensation. All cash and equity compensation paid or provided to the Company’s non-employee directors shall be awarded under the terms and conditions of this Plan.

11.2  Non-Employee Director Compensation. Non-employee directors may be Awarded any of the types of Awards described in Section 6 above for which they are eligible under the terms and conditions of Section 6, above.

11.2.1 Cash Awards. Cash Awards (as described in Section 6.1.6) may take any form determined by the Administrator in its sole and absolute discretion, including, but not limited to, retainers, committee fees, chairperson fees, per meeting fees, and special fees for committee service. In no event shall cash Awards paid to any non-employee director exceed $400,000 in any fiscal year.

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11.2.2 Equity Awards. Equity Awards (described in Sections 6.1.1, 6.1.2, 6.1.3, 6.1.4 and 6.1.5) may take any form determined by the Administrator in its sole and absolute discretion, provided, however, that in no event shall Awards granted to an non-employee director in any fiscal year have a grant date fair value in excess of $400,000.

As adopted by the Board of Directors of PDC Energy, Inc. on March 30, 2018.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 25, 2020 for shares held directly and by 11:59 P.M. Eastern Time on May 20, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. PDC ENERGY, INC. C/0 BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P O BOX 1342 BRENTWOOD, NY 11717 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 25, 2020 for shares held directly and by 11:59 P.M. Eastern Time on May 20, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D07914-P37498 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PDC ENERGY, INC. For Against Abstain The Board of Directors recommends you vote FOR proposals 1 through 6. 1. To approve a proposal to amend the Company's Certificate of Incorporation to declassify the Board of Directors (the "Board") and to provide for the immediate annual election of directors; If Proposal No. 1 to declassify the Board is approved, to elect eight directors nominated by the Board, each for a term of one year; Nominees: ! ! ! 3. If Proposal No. 1 to declassify the Board is not approved, to elect the two directors nominated by the Board as Class I directors, each for a term of three years; Nominees: For Against Abstain 2. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 3a. David C. Parke ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 2a. Barton R. Brookman 3b. Lynn A. Peterson 4. To approve, on an advisory basis, the compensation of the Company's named executive officers; To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020; To approve an amendment to the Company's 2018 Equity Incentive Plan to increase the maximum number of shares of common stock of the Company that may be issued pursuant to awards under the 2018 Equity Incentive Plan; and 2b. Anthony J. Crisafio 5. 2c. Mark E. Ellis 2d. Christina M. Ibrahim 6. 2e. Paul J. Korus NOTE: To transact any other business that may properly come before the meeting and at any and all adjournments or postponements thereof. 2f. Randy S. Nickerson 2g. David C. Parke 2h. Lynn A. Peterson Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D07915-P37498 PDC ENERGY, INC. Annual Meeting of Shareholders May 26, 2020 8:00 AM MDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) R. Scott Meyers and Nicole L. Martinet, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) him or her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PDC ENERGY, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM, MDT on May 26, 2020, at 1775 Sherman Street, Denver, Colorado 80203, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side